UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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Sealed Air Corporation

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Sealed Air Corporation 200 Riverfront Boulevard Elmwood Park, NJ 07407-1033

April 6, 2011

Dear Fellow Stockholder:

It is my pleasure to invite you to attend the Annual Meeting of Stockholders of Sealed Air Corporation scheduled to be held on Wednesday, May 18, 2011 at 10:00 a.m., Eastern Time, at the Teaneck Marriott at Glenpointe, 100 Frank W. Burr Boulevard, Teaneck, New Jersey 07666. Your Board of Directors and senior management look forward to greeting you at the meeting.

At this meeting, you will be asked to elect the entire Board of Directors of Sealed Air, to approve amendments authorizing additional shares of common stock to be issued under the 2005 Contingent Stock Plan of Sealed Air Corporation and under the Sealed Air Corporation 2002 Stock Plan for Non-Employee Directors and to ratify the selection of KPMG LLP, an Independent Registered Public Accounting Firm, as the independent auditor of Sealed Air for 2011. In addition, you will be asked for an advisory vote on our executive compensation as disclosed in the proxy statement and on the frequency of future advisory votes on executive compensation. These matters are important, and we urge you to vote in favor of the nominees, the plan amendments, our executive compensation and the ratification of the appointment of the independent auditor and for annual votes on our executive compensation in the future.

For your convenience, we are also offering a webcast of the meeting. If you choose to follow the meeting via webcast, go to http://ir.sealedair.com shortly before the meeting time and follow the instructions to join the event. We will also provide a replay of this meeting for your reference.

This year as in 2010 we are taking advantage of the Securities and Exchange Commission rule that allows companies to furnish proxy materials to their stockholders over the Internet. This e-proxy process expedites stockholders’ receipt of proxy materials, lowers our costs and reduces the environmental impact of our Annual Meeting. Today, we sent to most of our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our 2011 proxy statement and 2010 annual report and vote via the Internet. Other stockholders will receive a copy of the proxy statement and annual report by mail or e-mail.

Regardless of the number of shares of common stock you own, it is important that you submit your vote in person or by proxy. You will find the instructions for voting on the Notice of Internet Availability of Proxy Materials or proxy card. We appreciate your prompt cooperation.

On behalf of your Board of Directors, we thank you for your ongoing support.

Sincerely,

William V. Hickey
President and
Chief Executive Officer

Notice of Annual Meeting of Stockholders
of
Sealed Air Corporation

We will hold the Annual Meeting of Stockholders of Sealed Air Corporation, a Delaware corporation, on May 18, 2011 at 10:00 a.m., Eastern Time, at the Teaneck Marriott at Glenpointe, 100 Frank W. Burr Boulevard, Teaneck, New Jersey 07666. The purposes for the Annual Meeting are to elect Sealed Air’s entire Board of Directors, to approve amendments to the 2005 Contingent Stock Plan of Sealed Air Corporation and to the Sealed Air Corporation 2002 Stock Plan for Non-Employee Directors, to provide for advisory votes of the stockholders on our executive compensation as disclosed in the attached proxy statement and on the frequency of future advisory votes on our executive compensation, to ratify the appointment of the independent auditor of Sealed Air, and to transact such other business as may properly come before the meeting. The individual proposals are:

1.	Election of Hank Brown as a Director.

2.	Election of Michael Chu as a Director.

3.	Election of Lawrence R. Codey as a Director.

4.	Election of Patrick Duff as a Director.

5.	Election of T. J. Dermot Dunphy as a Director.

6.	Election of William V. Hickey as a Director.

7.	Election of Jacqueline B. Kosecoff as a Director.

8.	Election of Kenneth P. Manning as a Director.

9.	Election of William J. Marino as a Director.

10.	Advisory vote on executive compensation as disclosed in the proxy statement.

11.	Advisory vote on the frequency of future advisory votes on executive compensation.

12.	Approval of the amended 2005 Contingent Stock Plan of Sealed Air Corporation.

13.	Approval of the amended Sealed Air Corporation 2002 Stock Plan for Non-Employee Directors.

14.	Ratification of the appointment of KPMG LLP as the independent auditor for the year ending December 31, 2011.

15.	In accordance with the Proxy Committee’s discretion, upon such other matters as may properly come before the meeting.

The Board of Directors has fixed the close of business on March 21, 2011 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.

We have sent or made available a copy of our 2010 Annual Report to Stockholders to all stockholders of record. Additional copies are available upon request.

We invite you to attend the meeting so that management can discuss business trends with you, listen to your suggestions, and answer any questions that you may have. Because it is important that as many stockholders as possible be represented at the meeting, please review the proxy statement promptly and carefully and then vote. You may vote by following the instructions for voting set forth on the Notice of Internet Availability of Proxy Materials or on your proxy card, or if you receive a paper copy of the proxy card by mail, you may complete and return the proxy card in the accompanying post-paid, addressed envelope. If you attend the meeting, you may vote your shares personally even though you have previously voted by proxy.

The only voting securities of the Company are the outstanding shares of its common stock, par value $0.10 per share. The Company will keep a list of the stockholders of record at its principal office at 200 Riverfront Boulevard, Elmwood Park, New Jersey 07407-1033 for a period of ten days prior to the Annual Meeting.

On behalf of the Board of Directors

H. Katherine White
Secretary

Elmwood Park, New Jersey
April 6, 2011

Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting to be held on May 18, 2011

Please note that the Company’s Notice of Annual Meeting of Stockholders, Proxy Statement for the Annual Meeting of Stockholders and 2010 Annual Report are available at:

http://www.ezodproxy.com/sealedair/2011/

SEALED AIR CORPORATION

200 Riverfront Boulevard

Elmwood Park, New Jersey 07407-1033

PROXY STATEMENT

Dated April 6, 2011

For the 2011 Annual Meeting of Stockholders

General Information

We are furnishing this Proxy Statement and related proxy materials in connection with the solicitation by the Board of Directors of Sealed Air Corporation (“Sealed Air,” the “Company,” “we,” “us” or “our”), a Delaware corporation, of proxies to be voted at our 2011 Annual Meeting of Stockholders and at any adjournments. We are providing these materials to the holders of Sealed Air common stock, par value $0.10 per share. We are first making available or mailing the materials on or about April 6, 2011.

The Annual Meeting is scheduled to be held:

Date:	Wednesday, May 18, 2011
Time:	10:00 a.m., Eastern Time
Place:	Teaneck Marriott at Glenpointe 100 Frank W. Burr Boulevard Teaneck, New Jersey 07666

Your vote is important. Please see the detailed information that follows.

Questions and Answers about the Annual Meeting

Q:	Why am I receiving these materials?

A:	We are providing these proxy materials to you in connection with our Annual Meeting of Stockholders, which will take place on May 18, 2011. These materials were first made available on the Internet or mailed to shareholders on or about April 6, 2011. You are invited to attend the Annual Meeting and requested to vote on the proposals described in this Proxy Statement.

Q:	Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A:	In accordance with rules and regulations adopted by the Securities and Exchange Commission, or SEC, instead of mailing a printed copy of our proxy materials to each stockholder of record, we may furnish proxy materials, including this Proxy Statement and our 2010 Annual Report to Stockholders, by providing access to such documents via the Internet. This e-proxy process expedites stockholders’ receipt of proxy materials, lowers our costs and reduces the environmental impact of our Annual Meeting.

Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, we have mailed a Notice of Internet Availability of Proxy Materials that will tell you how to access and review all of the proxy materials on the Internet. The notice also tells you how to vote on the Internet. If you would like to receive a paper or e-mail copy of our proxy materials, you should follow the instructions for requesting such materials in the notice.

Q:	What is included in these materials?

A:	These materials include:

Our Proxy Statement for the Annual Meeting; and

Our 2010 Annual Report to Stockholders, which includes our audited consolidated financial statements.

If you requested or receive printed versions of these materials by mail, these materials also include the proxy card for the Annual Meeting.

Q:	What are the stockholders voting on?

A:	• Election of the entire Board of Directors

The nine nominees are:

• Hank Brown
• Michael Chu
• Lawrence R. Codey
• Patrick Duff
• T. J. Dermot Dunphy
• William V. Hickey
• Jacqueline B. Kosecoff
• Kenneth P. Manning
• William J. Marino

• Advisory vote on executive compensation

• Advisory vote on frequency of future advisory votes on executive compensation

• Approval of the Amended 2005 Contingent Stock Plan of Sealed Air Corporation

• Approval of the Amended Sealed Air Corporation 2002 Stock Plan for Non-Employee Directors

• Ratification of KPMG LLP as the independent auditor of Sealed Air for 2011

Q:	Who can vote?

A:	Stockholders of record of Sealed Air common stock at the close of business on March 21, 2011, the record date, will be entitled to vote at the Annual Meeting. Each outstanding share is entitled to one vote.

Q:	How do I vote my shares?

A:	Stockholders of record may vote via the Internet or, if you received a paper proxy card, mail. Also, the proxy card contains a toll free telephone number that you may use to vote. If you received a paper proxy card and choose to vote by mail, we have provided a postage-paid envelope. For your information, voting via the Internet is the least expensive to the Company, followed by telephone voting, with voting by mail being the most expensive. Also, you may help us to save the expense of a second mailing if you vote promptly.

Q:	How do I vote via the Internet?

A:	Stockholders of record may vote via the Internet as instructed on the Notice of Internet Availability of Proxy Materials or proxy card. We provide voting instructions on the web site for you to follow. Internet voting is available 24 hours a day. You will be given the opportunity to confirm that your instructions have been recorded properly. If you vote via the Internet, you do not need to return a proxy card. Please see the notice or proxy card for Internet voting instructions.

Q:	How do I vote by telephone?

A:	Stockholders of record who receive a proxy card may vote by calling the toll-free number listed on the proxy card and following the instructions provided on the telephone line. Telephone voting is available 24 hours a day. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been recorded properly. If you vote by telephone, you do not need to return a proxy card. Please see the proxy card for telephone voting instructions.

Q:	How do I vote by mail?

A:	If you have received a paper proxy card and choose to vote by mail, simply mark your proxy card, sign and date it, and return it in the postage-paid envelope provided. If you sign, date and mail your proxy card without indicating how you want to vote, your proxy will be voted as recommended by our Board of Directors.

Q:	How will my proxy be voted?

A:	Regardless of the method by which you vote, if you specify the manner in which your shares are to be voted on a matter, the shares represented by your proxy will be voted in accordance with your specification. If you submit a proxy but do not make a voting specification, your shares will be voted in the manner recommended by our Board of Directors as shown in this Proxy Statement and on the proxy card.

Q:	Can I access the Annual Meeting materials via the Internet?

A:	The Company’s Notice of Annual Meeting of Stockholders, Proxy Statement for the Annual Meeting of Stockholders and 2010 Annual Report are available at:

http://www.ezodproxy.com/sealedair/2011/

Q:	May I change my vote? May I revoke my proxy?

A:	Whatever method you use to vote, you may later revoke your proxy at any time before it is exercised by:

• voting via the Internet or telephone at a later time;

• submitting a properly signed proxy card with a later date; or

• voting in person at the Annual Meeting.

Q:	Can I vote at the Annual Meeting?

A:	The method by which you vote will not limit your right to vote at the Annual Meeting if you decide to attend in person. Any stockholder of record may vote in person at the Annual Meeting whether or not he or she has previously voted. If your shares are held in “street name,” that is, in the name of a bank, broker or other holder of record, you must obtain a written proxy, executed in your favor, from the record holder to be able to vote at the meeting. If you hold shares in our Profit-Sharing Plan or our 401(k) Thrift Plan, you cannot vote those shares in person at the Annual Meeting; see the question and answer below. We will treat all shares that have been voted properly, and all proxies that have not been revoked, as being present for the purpose of determining the presence of a quorum at the Annual Meeting. The persons named in the proxy will vote all of these shares at the meeting.

Q:	How do I vote if I participate in Sealed Air’s Profit-Sharing Plan or 401(k) Thrift Plan?

A:	For each participant in Sealed Air’s Profit-Sharing Plan, the proxy also serves as a voting instruction card permitting the participant to provide voting instructions to Fidelity Management Trust Company (“Fidelity”), trustee for the Profit-Sharing Plan, for the shares of common stock allocated to the participant’s account in the plan. For each participant in Sealed Air’s 401(k) Thrift Plan, the proxy also serves as a voting instruction card permitting the participant to provide voting instructions to Fidelity, which also acts as trustee for the 401(k) Thrift Plan, for the shares of common stock allocated to the participant’s account in the plan. Internet voting is available to plan participants. Fidelity will vote the allocated shares in each plan as directed by each participant who provides voting instructions to it before 11:59 p.m. (Eastern Time) on May 13, 2011. The terms of each plan provide that Fidelity will vote shares allocated to the accounts of participants who do not provide timely voting instructions in the same proportion as shares it votes on behalf of participants who do provide timely voting instructions.

Q:	What if my broker holds shares in street name for me?

A:	Under the rules of the New York Stock Exchange, Inc., or “NYSE,” brokers who hold shares in street name for customers have the authority to vote on specified items when they have not received instructions from their customers who are the beneficial owners of the shares. We understand that, unless instructed to the contrary by the beneficial owners of shares held in street name, brokers may exercise this authority to vote on the ratification of the appointment of the independent auditor of Sealed Air. For the purpose of determining a quorum, we will treat as present at the meeting any proxies that are voted on any matter to be acted upon by the stockholders, including abstentions or any proxies containing broker non-votes.

Q:	What if other matters are presented at the Annual Meeting?

A:	If any other matters are properly presented for consideration at the Annual Meeting, the persons named in the proxy will have the discretion to vote on those matters for you. We do not know of any other matters to be presented for consideration at the Annual Meeting.

Vote Required for Election or Approval

Introduction

Sealed Air’s only voting securities are the outstanding shares of our common stock. As of the close of business on March 21, 2011, 160,001,520 shares of common stock were outstanding, each of which is entitled to one vote at the Annual Meeting. Only holders of record of common stock at the close of business on March 21, 2011, the record date, will be entitled to notice of and to vote at the Annual Meeting. A majority of the outstanding shares of common stock present in person or represented by proxy and entitled to vote on any matters to be considered at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. For the purpose of determining a quorum, we will treat as present at the meeting any proxies that are voted on any matter to be acted upon by the stockholders, including abstentions or any proxies containing broker non-votes. Except as set forth below with respect to the election of directors, we will treat abstentions, but not broker non-votes, as votes cast on any matter.

Election of Directors: Majority Vote Requirement

Each director will be elected by a vote of the majority of the votes cast with respect to that director, where a majority of the votes cast means that the number of shares voted “for” a director must exceed the number of votes cast “against” the director. We will not count shares voted to “abstain” for the purpose of determining whether a director is elected. Under the Company’s Certificate of Incorporation, its By-laws and the Delaware General Corporation Law, a director holds office until a successor is elected and qualified or until his or her earlier resignation or removal. If any of the nominees that is currently in office is not elected at the Annual Meeting, then the By-laws provide that the director shall offer to resign from our Board of Directors. The Nominating and Corporate Governance Committee will make a recommendation to our Board whether to accept or reject the resignation, or whether other action should be taken. Our Board will consider and act on the recommendation of the Nominating and Corporate Governance Committee and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. The director who offers his or her resignation will not participate in the decision of the Nominating and Corporate Governance Committee or of the Board of Directors. If the Board of Directors accepts such resignation, then the Board can fill the vacancy resulting from that resignation or can reduce the number of directors that constitutes the entire Board of Directors so that no vacancy exists.

Advisory Vote on Executive Compensation

The advisory vote on executive compensation must be approved by the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting.

Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation

The advisory vote on the frequency of future advisory votes on executive compensation requires affirmative vote of the holders of a plurality of the shares of common stock present in person or represented by proxy at the Annual Meeting.

Approval of the Amended 2005 Contingent Stock Plan of Sealed Air Corporation

The amended 2005 Contingent Stock Plan of Sealed Air Corporation must be approved by the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting.

Approval of the amended Sealed Air Corporation 2002 Stock Plan for Non-Employee Directors

The amended Sealed Air Corporation 2002 Stock Plan for Non-Employee Directors must be approved by the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting.

Ratification of KPMG LLP as Independent Auditor for 2011

The ratification of KPMG LLP as the independent auditor of Sealed Air for 2011 must be approved by the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting.

Other Matters

Any other matters considered at the Annual Meeting must be approved by the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting.

Corporate Governance

Corporate Governance Guidelines

The Board has adopted and operates under Corporate Governance Guidelines that reflect our current governance practices in accordance with applicable statutory and regulatory requirements, including those of the SEC and the New York Stock Exchange, or NYSE. The Corporate Governance Guidelines are available on our web site at www.sealedair.com.

Independence of Directors

Under the Corporate Governance Guidelines and the requirements of the NYSE, the Board must consist of a majority of independent directors. The Board annually reviews the independence of all non-employee directors. The Board has established categorical standards consistent with the corporate governance standards of the NYSE to assist it in making determinations of the independence of Board members. We have attached a copy of our current director independence standards to this Proxy Statement as Annex A and also posted a copy on our web site at www.sealedair.com. These categorical standards require that, to be independent, a director may not have a material relationship with the Company. Even if a director meets all categorical standards for independence, the Board reviews other relationships with the Company in order to conclude that each independent director has no material relationship with the Company either directly or indirectly.

The Board of Directors has determined that the following directors are independent: Hank Brown, Michael Chu, Lawrence R. Codey, Patrick Duff, Charles F. Farrell, Jr., Jacqueline B. Kosecoff, Kenneth P. Manning and William J. Marino. In evaluating the independence of the non-employee directors, the Board considered the following transactions, relationships or arrangements:

•	During 2010 and 2009, our vision plan provider was Spectera, and during 2009, the health maintenance organization, or HMO, for one of our facilities was John Deere/United Healthcare. Both Spectera and the HMO are affiliates of UnitedHealth Group. Dr. Kosecoff is the Chief Executive Officer of Prescription Solutions, a UnitedHealth Group company. During 2010 and 2009, we paid Spectera approximately $550,000 per year, and during 2009 we paid the HMO approximately $500,000. Spectera will continue to provide vision plan services during 2011, although the HMO services were discontinued at the end of 2009. Our Board determined that these immaterial transactions and relationships did not impair the independence of Dr. Kosecoff.

•	The Company entered into a transaction, effective January 1, 2009, with the Blue Cross Blue Shield group regarding the provision of health services in Texas and New York for approximately 1,200 Company employees, pursuant to which Horizon Blue Cross Blue Shield of New Jersey has received an annual administrative fee of approximately $510,000 per year. This relationship will continue in 2011. Mr. Marino served as the Chairman, President and Chief Executive Officer and a director of Horizon Blue Cross Blue Shield of New Jersey until his retirement on March 1, 2011, and Mr. Codey is a director of Horizon Blue Cross Blue Shield of New Jersey. Our Board determined that these immaterial transactions and relationships did not impair the independence of Mr. Marino or Mr. Codey.

•	During 2008, 2009 and 2010, we purchased colors from Sensient Technologies Corporation in the amount of less than $200,000 in each year. We may continue to purchase colors from Sensient Technologies at a similar level during 2011. One of our directors, Mr. Manning, serves as Chairman and Chief Executive Officer of Sensient, and two other of our directors, Mr. Brown and Mr. Hickey, also serve as directors of that company. Our Board determined that these immaterial transactions and relationships did not impair the independence of Mr. Manning or Mr. Brown.

Code of Conduct

For many years, we have had a Code of Conduct applicable to the Company and its subsidiaries. The Code of Conduct applies to all of our employees and to our officers and directors. We also have a supplemental Code of Ethics for Senior Financial Executives that applies to our Chief Executive Officer, Chief Financial Officer, Controller, Treasurer, and all other employees performing similar functions. We have posted the texts of the Code of Conduct and the Code of Ethics for Senior Financial Executives on our web site at www.sealedair.com. We will post any amendments to the Code of Conduct and the Code of Ethics for Senior Financial Executives on our web site. In accordance with the requirements of the SEC and the NYSE, we will also post waivers applicable to any of our officers or directors from provisions of the Code of Conduct or the Code of Ethics for Senior Financial Executives on our web site. We have not granted any such waivers.

Board Oversight of Risk

The Board is actively involved in oversight of risks that could affect the Company. While the Audit Committee oversees our major financial risk exposures and the steps we have taken to monitor and control such exposures, and the Organization and Compensation Committee considers the potential of our executive compensation programs to raise material risks to the Company, the Board as a whole is responsible for oversight of our risk management processes and the development of our enterprise risk management program.

Communicating with Directors

Stockholders and other interested parties may communicate directly with the non-management directors of the Board by writing to Non-Management Directors, c/o Corporate Secretary, at Sealed Air Corporation, 200 Riverfront Boulevard, Elmwood Park, New Jersey 07407-1033, or by sending an email to directors@sealedair.com. In either case, the chair of the Nominating and Corporate Governance Committee will receive all correspondence and will communicate with the other directors about the correspondence. We have posted information on how to communicate with the non-management directors on our web site at www.sealedair.com.

Board Leadership Structure

For most of the Company’s history, the Board has not designated a chair of the Board, and that remains the case now. Also, the Board of Directors has not appointed a lead independent director. The Board considers all of its members equally responsible and accountable for oversight and guidance of its activities. Leadership of executive sessions of non-employee or independent directors rotates among the non-employee or independent directors, as the case may be, with each such director given the periodic opportunity to chair these meetings. After each such session, the director who has chaired the session meets with our Chief Executive Officer to communicate any matters addressed at the session. All directors have the opportunity to request items to be included on the agendas of upcoming meetings. The leadership structure is reviewed annually as part of the Board’s self-assessment process, and changes may be made in the future to reflect the Board’s composition as well as our needs and circumstances.

Board of Directors Overview

Under the Delaware General Corporation Law and the Company’s By-laws, our business and affairs are managed by or under the direction of the Board of Directors, which delegates some of its responsibilities to its Committees and to management.

The Board of Directors generally holds seven regular meetings per year and meets on other occasions when circumstances require. Directors spend additional time preparing for Board and Committee meetings, and we may call upon them for advice between meetings. Also, we encourage our directors to attend director education programs.

The Corporate Governance Guidelines adopted by the Board provide that the Board will meet regularly in executive session without management in attendance. The Board designates a non-employee director to preside at each executive session. The Board selects the presiding director at the regular meeting of the Board prior to the meeting at which a non-employee executive session is scheduled. The chair of the Nominating and Corporate Governance Committee serves as the presiding director if no other director has been selected or if the selected presiding director is unable to serve.

Under the Corporate Governance Guidelines, we expect directors to regularly attend meetings of the Board and of all Committees on which they serve and to review the materials sent to them in advance of those meetings. We expect nominees for election at each annual meeting of stockholders to attend the annual meeting. The nine nominees for election at the Annual Meeting this year currently serve as directors of the Company, and all nine of those nominees attended the 2010 Annual Meeting.

During 2010, the Board of Directors held eight meetings, excluding actions by unanimous written consent, and held five executive sessions with only non-employee directors in attendance, one of which was attended by only independent directors. Each current member of the Board of Directors attended at least 75 percent of the aggregate number of meetings of the Board of Directors and of the Committees of the Board on which the director served during 2010.

The Board of Directors maintains an Audit Committee, a Nominating and Corporate Governance Committee, and an Organization and Compensation Committee. The members of these Committees consist only of independent directors. The Board of Directors has adopted charters for each of the Committees, which are reviewed annually by each Committee and the Board of Directors. The Committee charters are available on our web site at www.sealedair.com.

Audit Committee

The principal responsibility of the Audit Committee is to assist the Board of Directors in fulfilling its responsibilities for monitoring and overseeing:

•	our internal control system, including information technology security and control,

•	our public reporting processes,

•	the performance of our internal audit function,

•	the annual independent audit of our consolidated financial statements,

•	the integrity of our consolidated financial statements,

•	our legal and regulatory compliance, and

•	the retention, performance, qualifications, rotation of personnel and independence of our independent auditor.

Our independent auditor is directly accountable to the Audit Committee. The Audit Committee has the authority and responsibility to select, evaluate, approve terms of retention and compensation of, and, where appropriate, replace the independent auditor, subject to ratification of the selection of the independent auditor by our stockholders at the annual meeting.

The current members of the Audit Committee are Mr. Brown, who serves as chair, and Messrs. Chu, Codey, Duff and Manning. Our Board of Directors has determined that each current member of the Audit Committee is independent, as defined in the listing standards of the NYSE, is financially literate, and is an audit committee financial expert in accordance with the standards of the SEC. No director is eligible to serve on the Audit Committee if that director simultaneously serves on the audit committees of three or more other public companies. The Audit Committee held eleven meetings in 2010, excluding actions by unanimous written consent. During 2010, the Audit Committee met privately with representatives of the independent auditor of Sealed Air, KPMG LLP, on four occasions, met privately with the Company’s

Executive Director of Internal Audit on four occasions, met privately with the Company’s management on four occasions, and met in private session on one occasion.

Nominating and Corporate Governance Committee

The principal responsibilities of the Nominating and Corporate Governance Committee are to:

•	identify individuals qualified to become Board members, consistent with criteria approved by the Board, and recommend to the Board director nominees for the next annual meeting of stockholders and director nominees to fill vacancies or newly-created directorships at other times,

•	provide oversight of the corporate governance affairs of the Board and the Company, including developing and recommending to the Board the Corporate Governance Guidelines,

•	assist the Board in evaluating the Board and its Committees, and

•	recommend to the Board the compensation of non-management directors.

The current members of the Nominating and Corporate Governance Committee are Mr. Marino, who serves as chair, and Messrs. Brown, Farrell and Manning and Dr. Kosecoff. Our Board of Directors has determined that each current member of the Nominating and Corporate Governance Committee is independent, as defined in the listing standards of the NYSE. The Nominating and Corporate Governance Committee held four meetings in 2010, excluding actions by unanimous written consent. During 2010, the Nominating and Corporate Governance Committee met in private session on one occasion.

The Nominating and Corporate Governance Committee has the sole authority to retain and terminate any consulting or search firm to be used to identify director candidates or assist in evaluating director compensation and to approve the fees payable to any such firm. To date, the Nominating and Corporate Governance Committee has not engaged a firm to assist in identifying director candidates but, starting in late 2010, the Nominating and Governance Committee engaged Frederic W. Cook & Co., Inc. (“Cook”) to advise the Nominating and Corporate Governance Committee on director compensation. Cook also advises the Organization and Compensation Committee regarding executive compensation.

The Nominating and Corporate Governance Committee will consider director nominees recommended by our stockholders in accordance with a policy adopted by the Committee. Recommendations should be submitted to the Secretary of the Company in writing at Sealed Air Corporation, 200 Riverfront Boulevard, Elmwood Park, New Jersey 07407-1033, along with additional required information about the nominee and the stockholder making the recommendation. A copy of the policy is attached to this Proxy Statement as Annex B and posted on our web site at www.sealedair.com. Information on qualifications for nominations to the Board and procedures for stockholder nominations to the Board is included below under “Director Qualifications” and “Identifying and Evaluating Nominees for Directors.”

Organization and Compensation Committee

The principal responsibilities of the Organization and Compensation Committee, which we refer to as the Compensation Committee, are to assist the Board in fulfilling its responsibilities relating to:

•	compensation of our officers and key employees,

•	performance of our Chief Executive Officer and management,

•	management development and succession planning,

•	administration of our 2005 Contingent Stock Plan, as amended, including authorizing awards under that plan,

•	Company-sponsored tax-qualified retirement plans, and

•	matters presented to the stockholders that relate to executive compensation, including non-binding stockholder votes on executive compensation and the frequency of such non-binding votes, and the actions to be taken in response to such votes.

The current members of the Organization and Compensation Committee are Mr. Farrell, who serves as chair, Messrs. Chu, Codey and Marino and Dr. Kosecoff. Our Board of Directors has determined that each current member of the Compensation Committee is independent, as defined in the listing standards of the NYSE. The Compensation Committee held nine meetings in 2010, excluding actions by unanimous written consent. During 2010, the Compensation Committee met in private session with other non-employee directors on two occasions.

The Compensation Committee oversees and provides strategic direction to management with respect to our executive compensation plans and programs. The Compensation Committee reviews our Chief Executive Officer’s performance and compensation with the other non-employee directors. Based on that review, the Compensation Committee evaluates the performance of our Chief Executive Officer, reviews the Compensation Committee’s evaluation with him, and makes all compensation decisions for our Chief Executive Officer. The Compensation Committee also reviews and approves the compensation of the other executive officers and other executives whose base salary equals or exceeds $200,000 per year. The Compensation Committee makes most decisions regarding changes in salaries and bonuses during the first quarter of the year based on Company, business unit or function and individual performance during the prior year.

The Compensation Committee has the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of executive compensation and to approve the consultant’s fees and retention terms. As noted below, since November 2006, the Compensation Committee has retained Cook as its executive compensation consultant. Cook also advises the Nominating and Corporate Governance Committee regarding director compensation but does not provide any other services to the Company. The Company pays Cook’s fees. Additional information on the executive compensation services performed in 2010 by Cook is included in “Compensation Discussion and Analysis—Role of Committee Consultant” below.

Compensation Committee Interlocks and Insider Participation

During 2010, Mr. Chu, Mr. Codey, Mr. Farrell, Dr. Kosecoff and Mr. Marino served as members of the Compensation Committee. None of the members of the Compensation Committee has been an officer or employee of the Company or any of its subsidiaries. See “Corporate Governance—Independence of Directors” above for a description of transactions, relationships or arrangements concerning Mr. Codey, Dr. Kosecoff and Mr. Marino.

Certain Relationships and Related Person Transactions

Under the Audit Committee charter, the Audit Committee has the responsibility to review and, if appropriate, approve conflicts of interest or potential conflicts of interest involving our senior financial executives and to act, or recommend Board action, on any other violations or potential violations of our Code of Conduct by executive officers. Under our Code of Conduct, the Board reviews any relationships or transactions that might constitute a conflict of interest for a director.

In 2007, the Board adopted its Related-Person Transactions Policy and Procedures. The current Related-Person Policy is in writing and is posted on the Company’s web site at www.sealedair.com. The Related-Person Policy provides for the review of all relationships and transactions in which the Company and any of its executive officers, directors and five-percent stockholders or their immediate family members are participants to determine whether to approve or ratify such relationships or transactions, as well as whether such relationships or transactions might affect a director’s independence or must be disclosed in our proxy statement. All such transactions or relationships are covered if the aggregate amount may exceed $120,000 in a calendar year and the person involved has a direct or indirect interest other than solely as a director or a less than 10 percent beneficial ownership interest in another entity. The Related-Person Policy includes a list of pre-approved relationships and transactions. Determinations whether to approve or ratify any other relationship or transaction are based on the terms of the transaction, the importance of the relationship or transaction to the Company, whether the relationship or transaction could impair the independence of a non-employee director, or whether the relationship or transaction would present an improper conflict of interest for any director or executive officer of the Company, among other factors. Information on relationships and transactions is requested in connection with annual questionnaires completed by each of our executive officers and directors.

The Nominating and Corporate Governance Committee has the responsibility to review and, if appropriate, approve or ratify all relationships and transactions under the Related-Person Policy, although the Board has delegated to the chair of the Nominating and Corporate Governance Committee and to the Chief Executive Officer of the Company the authority to approve or ratify specified transactions. For potential conflicts of interest involving an executive officer, the chair of the Nominating and Corporate Governance Committee and the chair of the Audit Committee can agree that only one of those Committees will address the matter. No director can participate in any discussion or approval of a relationship or transaction involving himself or herself (or one of his or her immediate family members).

Other than transactions that are considered pre-approved under the Related-Person Policy, the transactions described above under “Corporate Governance—Independence of Directors” were ratified or approved in accordance with the Related-Person Policy.

On December 1, 2010, we completed an early redemption of $150 million of the outstanding $300 million of senior unsecured notes due 2014 (the “Notes”) held by Davis Selected Advisers, L.P. The notes were redeemed at 127% of the principal amount, plus unpaid and accrued interest. The aggregate redemption price was approximately $196 million, including approximately $5 million of accrued interest, and was funded with available cash. We originally issued the Notes in February 2009 in a private offering by and among us, subsidiaries of Berkshire Hathaway, Inc. ($150 million principal amount) and Davis Selected Advisers, L.P. ($150 million principal amount).

As noted below under “Voting Securities,” in a Schedule 13G/A dated February 14, 2011 filed with the SEC, Davis Selected Advisers, L.P. indicated that it had sole voting power with respect to 47,337,047 shares and sole dispositive power with respect to 51,458,302 shares of the Company’s common stock, which currently would represent beneficial ownership of approximately 32.2% of the outstanding shares of common stock. The transactions with Davis Selected Advisers, L.P., were approved in accordance with the Related-Person Policy.

Director Compensation

During 2010, annual compensation for our non-employee directors was comprised of the following components: annual or interim retainers paid at least 50% in shares of common stock, meeting and committee fees paid in cash, and other fees for special assignments or director education programs paid in cash. A director may defer payment of annual or interim retainers until retirement from the Board of Directors, as described below. The following table shows the total compensation for non-employee directors during 2010:

2010 DIRECTOR COMPENSATION TABLE

	Fees Earned or		All Other
	Paid in Cash[1]	Stock Awards[2]	Compensation[3]	Total
Director	($)	($)	($)	($)
Hank Brown*	$91,750	$54,300	$0	$146,050
Michael Chu	78,250	54,300	1,000	133,550
Lawrence R. Codey*	85,250	54,300	0	139,550
Patrick Duff	64,500	54,300	0	118,800
T. J. Dermot Dunphy	71,250	54,300	5,000	130,550
Charles F. Farrell, Jr.*	89,000	54,300	0	143,300
Jacqueline B. Kosecoff	71,000	54,300	0	125,300
Kenneth P. Manning	82,000	54,300	0	136,300
William J. Marino*	36,500	99,304	5,000	140,804

*	Chair of committee for all or part of 2010.

[1]	This column reports the amount of cash compensation paid in 2010.

[2]	The amounts shown in the Stock Awards column represent the aggregate grant date fair value of stock awards granted in the fiscal year ended December 31, 2010 in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation, or FASB ASC Topic 718, for the stock portion of the annual retainers for 2010 under the 2002 Stock Plan for Non-Employee Directors, described below under “Board Retainers” and “Form and Payment of Retainers.” For additional information, refer to “Directors Stock Plan” in Note 17, “Stockholders’ Equity,” of Notes to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010, as filed with the SEC. Messrs. Codey, Duff, Farrell and Marino received stock units under the Deferred Compensation Plan described below. All other directors listed in the table received shares of common stock. The number of shares or stock units paid as the equity portion of the annual retainer in 2010 was 2,500 shares. In addition, Mr. Marino elected to have the cash portion of his annual retainer paid in shares of common stock, with the number of shares determined by dividing the amount of the annual retainer so paid ($45,000) by the closing price of a share of common stock on May 19, 2010, the date of the 2010 Annual Meeting, at which meeting all of the non-employee directors were elected, and rounding up to the nearest whole share. All shares and stock units paid as all or part of annual retainers in 2010 are fully vested. Directors are credited with dividend equivalents on stock units, as described under “Deferred Compensation Plan” below, which are not included in the table above.

[3]	The amounts in this column represent matching gifts to educational institutions during 2010. Directors are permitted to participate in the Company’s matching gift program, whereby the Company will match gifts to educational institutions on a dollar for dollar basis to a maximum of $5,000 per participant in any calendar year, on the same basis as employees.

Director Compensation Processes

Our director compensation program is intended to enhance our ability to attract, retain and motivate non-employee directors of exceptional ability and to promote the common interest of directors and stockholders in enhancing the value of our common stock.

The Board reviews director compensation at least annually based on recommendations by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee and the Board base their determinations on director compensation on recommendations from our management as well as reviewing commercially available survey data related to general industry director compensation trends at companies of comparable size. The Nominating and Corporate Governance Committee has the sole authority to engage a consulting firm to evaluate director compensation and in late 2010 engaged Cook to assist in establishing director compensation for 2011. Cook also serves as the independent consultant to the Organization and Compensation Committee on executive compensation.

Board Retainers

Under the 2002 Stock Plan for Non-Employee Directors, each member of the Board of Directors who is neither an officer nor an employee of the Company and who is elected at an annual meeting of stockholders receives an annual retainer for serving as a director. The Board sets the amount of the annual retainer prior to the annual meeting based on the recommendation of the Nominating and Corporate Governance Committee.

During the fourth quarter of 2009, following consideration by the Nominating and Corporate Governance Committee and the Board of Directors, the Board of Directors amended the 2002 Stock Plan to give the Board the flexibility to set annual retainers based on a fixed number of shares of common stock, a fixed amount of cash, or a combination of shares of common stock and cash. In December 2009, the members of the Nominating and Corporate Governance Committee recommended and the Board approved setting the annual retainer for non-employee directors elected at the 2010 annual meeting at 2,500 shares of common stock plus $45,000 in cash.

A non-employee director who is elected other than at an annual meeting is entitled to an interim retainer on the date of election. The interim retainer is a pro rata portion of the annual retainer to reflect less than a full year of service.

Form and Payment of Retainers

We pay at least half of each retainer, whether annual or interim, in shares of common stock and the remainder in cash, provided that each non-employee director can elect, prior to becoming entitled to the retainer, to receive the entire retainer in shares of common stock. For any portion of an annual or interim retainer denominated in cash but paid in shares of common stock, we calculate the number of shares of common stock to be issued by dividing the amount payable in shares of common stock by the fair market value per share. The fair market value per share is the closing price of the common stock on the annual meeting date or, if no sales occurred on that date, the closing price on the most recent prior day on which a sale occurred. The number of shares issued as all or part of an interim retainer is the amount of cash payable as shares of common stock divided by the fair market value per share on the date of the director’s election to the Board. If any calculation would result in a fractional share of common stock being issued, then we round the number of shares to be issued up to the nearest whole share.

We issue shares of common stock in payment of the portion of a retainer that is payable in shares of common stock to the non-employee director promptly after he or she becomes entitled to receive it. We pay the portion of an annual retainer payable in cash in a single payment shortly after the end of the calendar quarter during which the director is elected. We pay the portion of an interim retainer payable in cash shortly after the end of the calendar quarter in which the non-employee director is elected, except that if the non-employee director is elected between April 1 and the next annual meeting of stockholders, then we pay the cash portion of the interim retainer shortly after the non-employee director is elected.

Deferred Compensation Plan

The Sealed Air Corporation Deferred Compensation Plan for Directors permits a non-employee director to elect to defer all or part of the director’s annual or interim retainer until the non-employee director retires from the Board. Each non-employee director has the opportunity to elect to defer the portion of the annual or interim retainer payable in shares of common stock. If a non-employee director makes that election, he or she may also elect to defer the portion, if any, of the annual or interim retainer payable in cash. We hold deferred shares of common stock as stock units in a stock account. Such stock units may not be transferred by a director. We do not issue these shares until we pay the non-employee director, normally after retirement from the Board, so the non-employee director cannot vote the stock units. We consider deferred shares, when issued, as issued under the 2002 Stock Plan for Non-Employee Directors. We credit deferred cash and dividend equivalents on stock units to an unfunded cash account that earns interest quarterly at the prime rate less 50 basis points until paid. During 2010, none of the non-employee directors who participated in the Deferred Compensation Plan for Directors received above market earnings on the cash or stock units credited to his or her account. The non-employee director can elect to receive the balances in his or her stock and cash accounts in a single payment during January of the year after retirement or in five annual installments starting during January of the year after retirement.

Restrictions on Transfer

A director may not sell, transfer or encumber shares of common stock issued under the 2002 Stock Plan for Non-Employee Directors while the director serves on the Board of Directors, except that a non-employee director may make gifts of shares issued under the 2002 Stock Plan to family members or to trusts or other forms of indirect ownership so long as the non-employee director would be deemed a beneficial owner of the shares with a direct or indirect pecuniary interest in the shares and would retain voting and investment control over the shares while the non-employee director remains a director of the Company. During this period, the director, or the director’s accounts under the Deferred Compensation Plan for Directors, if the director has elected to defer payment of the shares, is entitled to receive or be credited with any dividends or other distributions in respect of the shares. The director has voting rights in respect of the shares issued to the director under the 2002 Stock Plan. Since we hold deferred shares of common stock as stock units in a stock account, with no shares issued until payment is made to the non-employee director, directors cannot vote stock units representing deferred shares of common stock. The restrictions on the disposition of shares issued pursuant to the 2002 Stock Plan terminate upon the occurrence of specified events related to a change of control of the Company.

Other Fees and Arrangements

During 2010, each member of the Audit Committee, the Nominating and Corporate Governance Committee and the Organization and Compensation Committee received a fee of $2,000 per year for serving as a member of the Committee. The chair of the Audit Committee received an additional fee of $4,000 per year, and the chair of each of the Nominating and Corporate Governance Committee and the Organization and Compensation Committee received an additional fee of $2,000 per year. Each non-employee director received a fee of $1,500 for each Board or Committee meeting attended that was held in person (regardless of whether the director attended by conference telephone) and a fee of $750 for each Board or Committee meeting attended that was held by conference telephone. During 2010, non-employee directors who undertook special assignments at the request of the Board or of any Committee of the Board, or who attended a director education program, received a fee of $2,000 per day. All directors are entitled to reimbursement for expenses incurred in connection with Board service, including attending Board or Committee meetings. We pay these fees and reimbursements in cash; these payments are not eligible for deferral under the Deferred Compensation Plan for Directors described above. Additionally, directors are permitted to participate in our matching gift program, described in Note 3 to the 2010 Director Compensation Table above, on the same basis as employees.

2011 Director Compensation

As noted above, in late 2010, the Nominating and Corporate Governance Committee engaged Cook to assist in developing a philosophy on director compensation and to benchmark the Company’s director compensation against the peer companies used for executive compensation purposes, described under “Compensation Discussion and Analysis—Use of Peer Group Data” below. Cook recommended that non-employee director compensation should be generally within the median range for peer companies and also recommended that the Nominating and Corporate Governance Committee consider eliminating meeting fees except in unusual situations.

After considering Cook’s recommendations, the Nominating and Corporate Governance Committee recommended and the Board approved 2011 annual retainers in the amount of $70,000 payable in shares of common stock and $60,000 payable in cash (or in shares of common stock at the election of each director) and eliminated the payment of meeting fees except in unusual situations approved by the Board. The chair of the Audit Committee will receive a fee of $25,000, and other members of the Audit Committee will receive fees of $10,000. The chair of the Nominating and Corporate Governance Committee will receive a fee of $15,000, and other members of the Nominating and Corporate Governance Committee will receive fees of $7,500. The chair of the Organization and Compensation Committee will receive a fee of $20,000, and other members of the Organization and Compensation Committee will receive fees of $10,000. Committee fees will be paid in quarterly installments.

Director Stock Ownership Guidelines

In order to align the interests of directors and stockholders, we believe that our directors should have a significant financial stake in the Company. To further that goal, we adopted stock ownership guidelines for non-employee directors during 2006. The current stock ownership guidelines for non-employee directors, which are part of our Corporate Governance Guidelines, require that they hold shares of common stock and stock units under the Sealed Air Corporation Deferred Compensation Plan for Directors equal in aggregate value to five times the amount of the annual retainer payable in cash, or $225,000 for 2010 and $300,000 for 2011. As of February 1, 2011, all directors had met the guidelines for 2010 and for 2011. Directors first elected after February 18, 2010 have five years following first election to achieve the guidelines. In the event of an increase in the amount of the annual retainer payable in cash, directors serving when the increase is approved by the Board have two years after such approval to achieve the increased guideline.

Election of Directors (Proposals 1-9)

At the Annual Meeting, the stockholders of the Company will elect the entire Board of Directors to serve for the ensuing year and until their successors are elected and qualified. The Board of Directors has approved decreasing the number of directors from ten, the current number of directors, to nine effective as of the commencement of the Annual Meeting and has designated as nominees for election the nine persons named below, all of whom currently serve as directors of the Company. Charles F. Farrell, Jr., our tenth director, advised the Company and the Board of Directors that he wished to retire from the Board of Directors as of the Annual Meeting. Mr. Farrell has served on the Company’s Board of Directors since 1971, and the Board thanks him for his many years of dedicated service and valuable contributions as a director of the Company.

Shares of common stock that are voted as recommended by the Board of Directors will be voted in favor of the election as directors of the nominees named below. If any nominee becomes unavailable for any reason or if a vacancy should occur before the election, which we do not anticipate, the shares represented by a duly completed proxy may be voted in favor of such other person as may be determined by the holder of the proxy.

Director Qualifications

Several years ago, the Nominating and Corporate Governance Committee of the Board adopted its “Qualifications for Nomination to the Board,” a copy of which is attached to this Proxy Statement as Annex C and posted on the Company’s web site at www.sealedair.com. The Qualifications provide that, in selecting directors, the Board should seek to achieve a mix of Board members that enhances the diversity of background, skills and experience on the Board, including with respect to age, gender, international background, ethnicity and specialized experience. Directors should have relevant expertise and experience and be able to offer advice and guidance to our Chief Executive Officer based on that expertise and experience. Also, a majority of directors should be independent under applicable listing standards, Board and Committee guidelines and applicable legislation. Each director is also expected to:

•	be of the highest ethical character and share the values of the Company as reflected in its Code of Conduct;

•	be highly accomplished in his or her field, with superior credentials and recognition,

•	have sound business judgment, be able to work effectively with others, have sufficient time to devote to the affairs of the Company, and be free from conflicts of interest, and

•	be independent of any particular constituency and be able to represent all stockholders of the Company.

The Board has determined that, as a whole, it must have the right mix of characteristics and skills and diversity to provide effective oversight of the Company. Based on an evaluation of our business and the risks associated with the business, the Board believes that it should be comprised of persons with skills in areas such as:

•	knowledge of the industries in which we operate,

•	financial literacy,

•	management of complex businesses,

•	international business,

•	relevant technology and innovation,

•	financial markets,

•	manufacturing,

•	information technology,

•	sales and marketing,

•	legislative and governmental affairs,

•	legal and regulatory environment, and

•	strategic planning.

The Board conducts a self-assessment process every year and periodically reviews the diversity of skills and characteristics needed by the Board in its oversight of the Company, as well as the effectiveness of the diverse mix of skills and experience. As part of the review process, the Board considers the skill areas represented on the Board, those skill areas represented by directors expected to retire or leave the Board in the near future, and recommendations of directors regarding skills that could improve the ability of the Board to carry out its responsibilities.

Identifying and Evaluating Nominees for Directors

When the Board or the Nominating and Corporate Governance Committee has identified the need to add a new Board member with specific qualifications or to fill a vacancy on the Board, the chair of the Committee will initiate a search, seeking input from other directors and senior management, review any candidates that it has previously identified, and, if necessary, hire a search firm. The Committee will identify the initial list of candidates that satisfy the specific criteria, if any, and otherwise qualify for membership on the Board. At least one member of the Committee (preferably the chair) and our Chief Executive Officer will interview each qualified candidate; other directors will also interview the candidate if practicable. Based on a satisfactory outcome of those reviews, the Committee will make its recommendation on the candidate to the Board. While the Committee has the sole authority to engage a search firm to identify director candidates, to date it has not engaged any such firm.

Our By-laws include a procedure that stockholders must follow in order to nominate a person for election as a director at an annual meeting of stockholders, other than a nomination submitted by a stockholder to the Nominating and Corporate Governance Committee under the policy and procedures described previously. The By-laws require that timely notice of the nomination in proper written form including all required information be provided to the Secretary of the Company. A copy of our By-laws is posted on our web site at www.sealedair.com.

Information Concerning Nominees

The information appearing in the following table sets forth, for each nominee as a director:

•	The nominee’s business experience for at least the past five years.

•	The year in which the nominee first became a director of the Company or of the former Sealed Air Corporation. On March 31, 1998, the Company completed a multi-step transaction, one step of which was a combination of the Cryovac business with the former Sealed Air Corporation. The period of service before that date includes time during which each director served continuously as a director of the Company or of the former Sealed Air Corporation.

•	The nominee’s age as of the date of the Annual Meeting.

•	Directorships held by each nominee presently and at any time during the past five years at any public company or registered investment company.

•	The reasons that the Board concluded that the nominee should serve as our director, at the time we file our proxy statement, in light of our business and structure.

There are no family relationships among any of the Company’s directors or officers.

Nominees for Election as Directors

Hank Brown	Director since 1997 Audit Committee (Chair) Nominating and Corporate Governance Committee Age 71

Mr. Brown has served as Senior Counsel with the law firm of Brownstein Hyatt Farber Schreck since June 2008, where he is a member of the Government Relations and Natural Resources groups. Previously, Mr. Brown was President of the University of Colorado from August 2005 until March 2008. Prior to that service, he was President and Chief Executive Officer of The Daniels Fund, a charitable foundation, from July 2002 until August 2005. Mr. Brown is a director of Delta Petroleum Corporation and Sensient Technologies Corporation. During the past five years, Mr. Brown was also a director of Guaranty Bancorp. Previously, Mr. Brown served as a director of other public companies.

Mr. Brown has a bachelor of science degree in accounting as well as a law degree from the University of Colorado. He also has a master of laws degree in taxation from George Washington University. Additionally, he is a certified public accountant. Mr. Brown spent six years serving Colorado in the U.S. Senate, five consecutive terms in the U.S. House of Representatives representing Colorado’s 4th Congressional District and four years in the Colorado Senate. Mr. Brown was also President of the University of Northern Colorado and was a Vice President of Monfort of Colorado, a Fortune 500 company and a major meat packer and processor. Mr. Brown has extensive leadership experience gained as a U.S. Senator, president of two universities and the head of a foundation, all involving management of complex operations and contributing to strategic planning. He is knowledgeable about the meat processing business, which is important for an understanding of our Food Packaging and Food Solutions business segments. Mr. Brown has experience as a director of other public companies, which aids in the exchange of ideas and strategies. Mr. Brown’s background also enables him to guide the company in legislative and governmental affairs and in the legal and regulatory environment.

Michael Chu	Director since 2002 Audit Committee Organization and Compensation Committee Age 62

Mr. Chu is Managing Director and Co-Founder of IGNIA Fund, an investment firm based in Monterrey, Mexico, dedicated to investing in commercial enterprises serving low-income populations in developing countries, since July 2007. He is also Senior Advisor since June 2007 (previously Senior Partner and Managing Director from August 2000 to June 2007) and Founding Partner of Pegasus Capital, a private investment firm deploying equity capital in Latin America. Mr. Chu has been a Senior Lecturer on the faculty of the Harvard Business School since July 2003.

Mr. Chu received his bachelor of arts degree from Dartmouth College and his masters of business administration with highest distinction from Harvard Business School. His experience includes serving as a management consultant with Boston Consulting Group, in senior management positions with U.S. corporations and as an executive and limited partner with Kohlberg Kravis Roberts & Co., a private equity firm. Additionally, he is director emeritus of ACCION International, a non-profit corporation dedicated to microfinance in Latin America and a member of the investment committee of ACCION Investments. Mr. Chu previously served as the President and Chief Executive Officer of ACCION International. He brings to the Board extensive international experience, particularly in the increasingly important region of Latin America, where Mr. Chu grew up. Mr. Chu has proven leadership capabilities and an entrepreneurial vision, as demonstrated by his roles with IGNIA and Pegasus Capital. He also has experience as a chief financial officer and extensive involvement in mergers and acquisitions.

Lawrence R. Codey	Director since 1993 Audit Committee Organization and Compensation Committee Age 66

Mr. Codey is a retired President and Chief Operating Officer of Public Service Electric and Gas Company (PSE&G), a public utility. Currently, Mr. Codey serves as a director of New Jersey Resources Corporation, a natural gas holding company, where he is lead director and chairs the executive committee and also serves on the governance and audit committees. Further, he serves as a director of Horizon Blue Cross Blue Shield of New Jersey, a health insurance company, where he chairs the audit committee and is a member of the governance committee. Mr. Codey also serves on the board of United Water Resources, a subsidiary of Suez Environnement, where he chairs the compensation committee of that subsidiary and is a member of the audit committee. Neither Horizon Blue Cross Blue Shield of New Jersey nor United Water Resources is a public company.

Mr. Codey received his bachelor of science degree from St. Peter’s College, a juris doctor degree from Seton Hall School of Law, and a masters in business administration from Rutgers University. In addition, he completed the Advanced Management program at Harvard University’s School of Business. Mr. Codey’s career at PSE&G started as a trial attorney and then as a Vice President in charge of preparation and presentation of utility rate proceedings before both federal and state regulatory bodies. Thereafter, Mr. Codey was in charge of the gas business unit electric business unit and subsequently electric business unit. Mr. Codey previously served on the Board of Directors of Public Service Enterprise Group, an energy holding company of which PSE&G was its largest subsidiary. Mr. Codey has served on numerous governmental and non-governmental boards and commissions, including the EPA Clean Air Act Advisory Committee under both President George W. Bush and President William J. Clinton. In addition to the knowledge gained from his experience as our director, Mr. Codey has a broad background of experience and education in the areas of executive management, general management, legal and regulatory matters, finance, accounting, human resource management, legislative and governmental affairs, environmental affairs, and operations. He has been accountable for the performance of large, complex, multi-disciplined organizations and brings that discipline to the Board. Mr. Codey also brings to the Board the experience of a director who has served in various leadership capacities across an array of companies involved in energy, utilities and government.

Patrick Duff	Director since 2010 Audit Committee Age 53

Mr. Duff is a general partner of Prospect Associates, a private investment firm. Since January 1998, he has been a director of Gerson Lehrman Group (GLG), a private entity that helps institutions find, engage and manage experts across a broad range of industries and disciplines. At GLG, Mr. Duff is a member of the audit committee and nominating and governance committee. Previously during the past five years, he served as a director of Hercules, Inc. While at Hercules, Mr. Duff was chairman of the audit committee and served on the corporate governance, nominating and ethics committee, emergency committee and finance committee.

Mr. Duff received his bachelor of science degree in accounting from Lehigh University and a masters of business administration degree from the Columbia Graduate School of Business. He taught security analysis at Columbia University from 1993 until 1999. Formerly, Mr. Duff was a senior managing director at Tiger Management Corp., an investment management firm, from 1989 through December 1993, where he was a member of the management committee. Prior to joining Tiger in 1989, Mr. Duff worked in asset management at Mitchell Hutchins and Capital Builders Advisory Services. He is a certified public accountant and a chartered financial analyst. Mr. Duff has an extensive knowledge of investing, asset management and financial markets gained from his experience with Tiger and with prior employers as well as through his teaching position at Columbia University. He brings a unique perspective to the Board as a stockholder and investor. In addition, he has accounting and financial expertise. He also has prior board experience, including service on a public company board.

T.J. Dermot Dunphy	Director since 1969 Age 79

Mr. Dunphy has been the Chairman of Kildare Enterprises, LLC, a private equity investment and management firm, since November 2000. Prior to that, he was Chairman of the Board of Sealed Air from 1998 to November 2000 and was Chief Executive Officer of Sealed Air from March 1971 until his retirement in February 2000.

Mr. Dunphy graduated from Oxford University and has a masters of business administration from Harvard Business School. He has a long and distinguished business career, with a major emphasis on the packaging industry. Prior to being elected President of Sealed Air, he worked for Westinghouse Electric Corporation in several marketing and management roles and then became President of Custom-Made Packaging, Inc., a small manufacturer of flexible packaging products. From 1971 until he retired as Chief Executive Officer in 2000, we grew from a corporation that had annual sales of approximately $5 million and a small operating loss, to a highly profitable corporation with annual sales of approximately $3.0 billion. Mr. Dunphy is a former director of FleetBoston Financial Corporation, Public Service Enterprise Group, Inc., and Noveon, Inc. He was a director of Formica Corporation and Rockaway Corporation when they were independent publicly owned companies. Mr. Dunphy was also, for ten years, a director of Loctite Corporation. The foregoing directorships were more than five years prior to the date of this Proxy Statement. Mr. Dunphy has led packaging companies as chief executive officer for 40 years. He is highly knowledgeable about our business, the industries in which we operate and the technology and innovations relevant to us. He led the development of our international operations with nearly 50% of our sales being overseas by the time of his retirement. Mr. Dunphy has extensive experience in corporate finance in his work with both public and private entities. He gained valuable public company governance knowledge as a director of numerous public companies and has been on the forefront of corporate governance issues while leading Sealed Air.

William V. Hickey	Director since 1999 Age 66

Mr. Hickey has been the President and Chief Executive Officer of Sealed Air since March 2000. He is a director of Public Service Enterprise Group Incorporated, a public utility, and Sensient Technologies Corporation, a global manufacturer and marketer of colors, flavors and fragrances and other specialty chemicals.

Mr. Hickey received his bachelor of science degree in engineering from the United States Naval Academy and his masters of business administration from the Harvard Business School. He received a certificate in professional accounting from Northwestern University and is a certified public accountant. In addition to his work as a certified public accountant, Mr. Hickey was a financial executive at a public company prior to joining Sealed Air. At Sealed Air, prior to his current appointment, Mr. Hickey served in a variety of increasingly responsible executive positions, including Controller, Vice President & General Manager of the Cellu Products Division and Food Packaging Division, Chief Financial Officer, Executive Vice President and Chief Operating Officer. Since Mr. Hickey joined us in 1980, we have grown from net sales of $78 million to a highly profitable corporation with net sales of approximately $4.5 billion. Mr. Hickey has demonstrated exceptional leadership in his ten years as our President and Chief Executive Officer. His past experience as a chief financial officer and as controller, coupled with his time as a certified public accountant, enable him to guide the financial aspects of the business. Moreover, his experience as a division manager of Sealed Air gives him hands-on experience managing our sales, marketing and manufacturing operations. Mr. Hickey’s extensive knowledge of the Company, his understanding of the businesses we are in and seek to enter, and his expertise in financial matters, financial markets and strategic planning, combine to make him a key contributor to the Board.

Jacqueline B. Kosecoff	Director since 2005 Nominating and Corporate Governance Committee Organization and Compensation Committee Age 61

Dr. Kosecoff has been Chief Executive Officer of Prescription Solutions, a UnitedHealth Group company, a health and well-being business, since October 2007. She joined UnitedHealth Group upon its acquisition of PacifiCare Health Systems, Inc. in 2005. Upon joining United, Dr. Kosecoff took responsibility for the Medicare Part D business, pharmacy services for United’s senior, legacy PacifiCare and external prescription benefit manager, as well as the consumer health product division serving seniors. Prior to that, Dr. Kosecoff was Executive Vice President, Specialty Companies, PacifiCare Health Systems, Inc., a consumer health organization, from July 2002 to December 2005. She is a Director of CareFusion Corporation, a global medical technology company, where she serves on the audit and human relations and compensation committees, and STERIS Corporation, a global leader in infection prevention, contamination control and surgical and critical care technologies, where she serves on the governance and nominating and compliance committees.

Dr. Kosecoff received a bachelor of arts degree from the University of California, Los Angeles. She received a master of science degree in applied mathematics from Brown University and a Ph.D. degree in research methods from the University of California, Los Angeles, Graduate School of Education. As CEO of Prescription Solutions, Dr. Kosecoff has responsibility for United’s Pharmacy Benefit Management services, Specialty Pharmacy and Consumer Health Products, providing services to more than 11 million members with annual revenues of $13.2 billion. Previously she had founded businesses in the medical field. Dr. Kosecoff was also previously on the faculty of the Schools of Medicine and Public Health at the University of California, Los Angeles, where she taught classes in research methods, evaluation methodology, and the organization of, and trends in, the health care delivery system, and supervised doctoral students. Dr. Kosecoff brings to the Board her outstanding background as a business leader in the medical field, which is one of the key growth areas being pursued by Sealed Air. Sealed Air benefits from her experience in leading complex operations and in strategic planning. Additionally, Dr. Kosecoff brings an entrepreneurial direction to the Company.

Kenneth P. Manning	Director since 2002 Audit Committee Nominating and Corporate Governance Committee Age 69

Mr. Manning has been Chairman and Chief Executive Officer of Sensient Technologies Corporation, a global manufacturer and marketer of colors, flavors and fragrances and other specialty chemicals, since 1996. At Sensient, he was the architect of that company’s strategic moves overseas and the transformation of the company from a producer of yeast and other commodities into a producer of flavor, fragrance and colors for foods, beverages, cosmetics and pharmaceuticals. Sensient also manufactures color, ink and other specialty chemicals for inkjet inks, display imaging systems and other applications. Sensient now has 70 locations in more than 30 countries. Mr. Manning is also a director of Sensient. During the past five years, Mr. Manning was a director of Badger Meter, Inc., a manufacturer of flow measurement and control products. In all, Mr. Manning has been a director in five different public companies.

Mr. Manning received his bachelor of science degree in mechanical engineering from Rensselaer Polytechnic Institute and his master of business administration degree from American University in operations research. He also has an honorary doctor’s degree from Cardinal Stritch University and Marian University. Prior to joining Sensient, Mr. Manning worked for W. R. Grace, where he held various executive positions including: Assistant to the CEO, Vice President of Operations—European Division, President of the Educational Products Division, President of Real Estate Division, Vice President—Corporate Technical Group and President and CEO of the Ambrosia Chocolate Division. Mr. Manning retired from the United States Naval Reserve as an Aerospace Engineering Duty Officer with the rank of Rear Admiral. He served on active duty in the United States Navy from 1963 to 1967 and during his tenure in the Reserve, was the Commanding Officer of four different commands. His last assignment was Director of the Naval Reserve Air System Program. His military awards include the Legion of Merit. Mr. Manning is a member of the American Society of Mechanical Engineers and the American Chemical Society, Navy League, the United States Naval Institute, the Naval Reserve Association, and the National Maritime Historic Association. He is also a Knight of Malta. Mr. Manning has extensive executive experience in international business, specialty chemicals and the food and beverage industry, with 18 years as a CEO and an additional five years as a COO.

William J. Marino	Director since 2002 Nominating and Corporate Governance Committee (Chair) Organization and Compensation Committee Age 67

Effective March 1, 2011, Mr. Marino retired from his position as Chairman, President and Chief Executive Officer of Horizon Blue Cross Blue Shield of New Jersey (Horizon BCBSNJ), a not-for-profit health service corporation, a position he had held since January 2010. Horizon BCBSNJ is New Jersey’s largest health insurer, providing coverage for over 3.6 million people. Prior to becoming Chairman, Mr. Marino was Horizon BCBSNJ’s President and Chief Executive Officer since January 1994. Mr. Marino has served as a director of Sun Bancorp, Inc. since November 2010.

Mr. Marino graduated from St. Peter’s College with a bachelor of science degree in economics. He joined Horizon BCBSNJ as Senior Vice President of Health Industry Services in January 1992, and was responsible for all aspects of managed care operations in New Jersey, as well as market research, product development, provider relations and health care management. Mr. Marino has over 40 years of experience in the health and employee benefits field, primarily in managed care, marketing and management. Before joining Horizon BCBSNJ he was Vice President of Regional Group Operations for New York and Connecticut for the Prudential, capping a 23-year career with them. Mr. Marino also serves as a director or trustee for numerous New Jersey-based cultural and community organizations. Mr. Marino has extensive experience in the areas of management and strategic planning, as evidenced by his career at Horizon BCBSNJ. His area of expertise in health services is beneficial to the Board, particularly in the medical applications business. The breadth of his involvement in many community organizations has given him knowledge of corporate governance processes and practices and organizational structure optimization.

Other Director Information

On January 11, 2011, Mr. Farrell, Jr., informed the Company and the Nominating and Corporate Governance Committee that he will retire and not stand for re-election. Mr. Farrell will continue to serve as a director until the Annual Meeting.

Charles F. Farrell, Jr.	Director since 1971 Nominating and Corporate Governance Committee Organization and Compensation Committee (Chair) Age 80

Mr. Farrell has been the President of Crystal Creek Enterprises, Inc., an investment management and business consulting firm, since 1991. Crystal Creek specializes in the recovery and growth of medium-sized manufacturing companies.

Mr. Farrell received his bachelor of arts degree from Louisiana State University and his masters of business administration from Harvard Business School. He was Chairman of the Board of Tropitone Furniture Co., a private company, from 1993 until 2007, and remains a director of that firm. In the past, Mr. Farrell has held directorships at Luminall Paints, Inc., Abracon, Inc., Cargo Tech, Elasco, Inc., Dolly, Inc., SECO Manufacturing Co. and The Vecta Group, Inc., all of which are private companies. Additionally, he has been on the boards of advisors of Industrial Insulations, Inc. and Nu Whirl Systems, and is presently on the boards of advisors of Wedbush Capital Partners, LLC, Calmont Wire and Cable, Inc. and Lamcone Restaurants, Inc. Mr. Farrell has senior management experience in plastics processing, including blow molding, polyurethane molding and other processes. In the food industry, he has held senior management positions in two major suppliers of foodservice/food retail equipment. Mr. Farrell has undertaken leadership roles in multiple acquisitions, divestitures and restructurings. He has extensive strategic planning experience, with leadership roles developing growth plans for numerous companies. Mr. Farrell has expertise in marketing, particularly in the development of innovative new products. Through his work with multiple companies, as well as through serving as the chair of the Organization and Compensation Committee, he has developed a high level of understanding of executive compensation matters. Mr. Farrell’s experience in multi-plant operations in processing, complex equipment manufacturing and distribution enables him to contribute to the oversight of our manufacturing operations. His in-depth experience in the development and evaluation of management talent, employee relations and restructurings has led to contributions in these areas at Sealed Air.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors and any persons owning ten percent or more of the common stock to file reports with the SEC to report their beneficial ownership of and transactions in our securities and to furnish the Company with copies of the reports.

Based solely upon a review of the Section 16(a) reports furnished to us, along with written representations from or on behalf of executive officers and directors that no other such reports were required during 2010, we believe that all required reports were timely filed during 2010, except that Christopher C. Woodbridge, a Vice President of the Company, filed a report two days late with respect to the March 2010 sale of 5,000 shares directly held by him.

Voting Securities

The only voting securities of the Company are the outstanding shares of its common stock. As of the close of business on the record date, March 21, 2011, 160,001,520 shares of common stock were outstanding, each of which is entitled to one vote at the Annual Meeting. Only holders of record of common stock at the close of business on March 21, 2011 will be entitled to notice of and to vote at the Annual Meeting.

Beneficial Ownership Table

The following table sets forth the number of outstanding shares of common stock beneficially owned (as of the record date, or Schedule 13G date where indicated) and the percentage of the class beneficially owned (as of the record date):

•	by each person known to us to be the beneficial owner of more than five percent of the then outstanding shares of common stock;

•	directly or indirectly by each current director, nominee for election as a director, and named executive officer who is included in the Summary Compensation Table below; and

•	directly or indirectly by all directors and executive officers of the Company as a group.

The number of shares of our common stock owned by each person is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after March 21, 2011, or May 20, 2011, through the conversion of a security or other right. Unless otherwise indicated, each person has sole investment and voting power, or shares such power with a family member, with respect to the shares set forth in the following table. The inclusion in this table of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

	Shares of		Percentage of
	Common Stock		Outstanding
	Beneficially		Shares of Common
Beneficial Owner	Owned		Stock
Davis Selected Advisers, L.P.[1]	51,458,302		32.2
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
BlackRock, Inc.[2]	11,256,649		7
40 East 52nd Street
New York, New York 10022
Vanguard Group, Inc.[3]	8,059,582		5
100 Vanguard Blvd
Malvern, PA 19355
Jonathan B. Baker	103,548	[6,7]	*
Hank Brown	24,319	[4]	*
Michael Chu	11,980	[4,5]	*
Lawrence R. Codey	31,675	[4,5]	*
Karl R. Deily	104,220	[6,7,8]	*
Jean-Marie Deméautis	74,386		*
Patrick Duff	50,000	[4]	*
T. J. Dermot Dunphy	824,657	[5]	*
Charles F. Farrell, Jr.	9,399	[4]	*
William V. Hickey	1,096,310	[5,6,7]	*
David H. Kelsey	110,864	[6,7]	*
Jacqueline B. Kosecoff	14,989	[4]	*
Kenneth P. Manning	58,523		*
William J. Marino	19,000	[4]	*
All directors and executive officers as a group (28 persons)	3,693,707	[9]	2.3

*	Less than 1%.

[1]	The ownership information set forth in the table is based on information contained in a Schedule 13G/A, dated February 14, 2011, filed with the SEC by Davis Selected Advisers, L.P. (“Davis”) with respect to ownership of shares of common stock, which indicated that Davis had sole voting power with respect to 47,337,047 shares and sole dispositive power with respect to 51,458,302 shares.

[2]	The ownership information set forth in the table is based on information contained in a Schedule 13G/A, dated February 8, 2011, filed with the SEC by BlackRock, Inc., with respect to ownership of shares of common stock, which indicated that BlackRock, Inc. had sole voting power and sole dispositive power with respect to 11,256,649 shares.

[3]	The ownership information set forth in the table is based on information contained in a Schedule 13G, dated February 10, 2011, filed with the SEC by The Vanguard Group, Inc., with respect to ownership of shares of common stock, which indicated that The Vanguard Group, Inc. had sole voting power with respect to 199,757 shares, sole dispositive power with respect to 7,859,825 shares and shared dispositive power with respect to 199,757 shares.

[4]	The number of shares of common stock listed in the table does not include 75,057 stock units held in the stock accounts of the non-employee directors under the Sealed Air Corporation Deferred Compensation Plan for Directors. Each stock unit represents one share of common stock. Holders of stock units cannot vote the shares represented by the units; see “Director Compensation—Deferred Compensation Plan” above. The stock units so held by non-employee directors are set forth below.

Hank Brown	1,324
Michael Chu	4,259
Lawrence R. Codey	20,807
Patrick Duff	2,500
Charles F. Farrell, Jr.	15,634
Jacqueline B. Kosecoff	2,322
William J. Marino	28,211
Total	75,057

[5]	The number of shares of common stock listed for Mr. Chu includes 2,000 shares for which he shares voting and investment power with a family member. The number of shares of common stock listed for Mr. Codey includes 10,875 shares for which he shares voting and investment power with a family member. The number of shares of common stock held by Mr. Dunphy includes 64,800 shares held by him as custodian for a family member and 10,000 shares held by a charitable foundation for which he shares voting and investment power. The number of shares of common stock listed for Mr. Hickey includes 3,000 shares for which he shares voting and investment power with a family member.

[6]	This figure includes restricted stock units awarded to our executive officers who are retirement-eligible as stock leverage opportunity (SLO) awards. Under our Annual Incentive Plan, our executive officers have the opportunity to designate a portion of their annual bonus to be received as SLO awards under the 2005 Contingent Stock Plan. The numbers of such restricted stock units held by the named executive officers and by the directors and executive officers as a group who are retirement eligible are as follows.

Jonathan B. Baker	2,708
Karl R. Deily	2,918
William V. Hickey	7,664
Directors and executive officers as a group	26,511

The number of shares of common stock listed in the table does not include 9,406 restricted stock units awarded to Mr. Kelsey as he is not yet retirement-eligible. Mr. Kelsey becomes retirement-eligible in June 2011.

[7]	This figure includes shares of common stock held in our Profit-Sharing Plan trust fund with respect to which our executive officers individually and as a group may, by virtue of their participation in the plan, be deemed to be beneficial owners. As of March 21, 2011, approximately 2,739,644 common stock share equivalents were held in the trust fund under the plan, representing approximately 1.7% of the outstanding shares of common stock. The approximate numbers of share equivalents held by the named executive officers and by the directors and executive officers as a group under the plan are set forth below.

Jonathan B. Baker	8,264
Karl R. Deily	1,484
William V. Hickey	32,508
David H. Kelsey	941
Directors and executive officers as a group	116,388

[8]	This figure includes shares of common stock held in the Company’s 401(k) Thrift Plan trust fund with respect to which our executive officers individually and as a group may, by virtue of their participation in the plan, be deemed to be beneficial owners. As of March 21, 2011, approximately 359,524 common stock share equivalents were held in the trust fund under the plan, representing approximately 0.2% of the outstanding shares of common stock. The approximate numbers of share equivalents held by the named executive officers and by the directors and executive officers as a group under the plan are set forth below.

Karl R. Deily	875
Directors and executive officers as a group	7,303

[9]	This figure includes, without duplication, the outstanding shares of common stock and restricted stock units referred to in Notes 5 through 8 above held by our current directors and executive officers as well as 18,259 shares with respect to which executive officers who are not named in the above table share voting and investment power with family members.

Executive Compensation

Compensation Discussion and Analysis

2010 in Review

Our business experienced considerable improvement in sales in 2010, with a year-over-year growth rate of 6% primarily resulting from an increase in unit volume growth. In addition, we benefited from our supply chain productivity improvements and from producing products in our new, low-cost facilities in developing regions. These factors were largely offset by higher average petrochemical-based raw material costs. As a result, our financial results for 2010 did not meet some of our goals, resulting in lower annual incentive compensation for 2010. Notwithstanding, we continued to focus on our long-term goals by investing in innovation, introducing new products and adding new customers while generating a strong level of net cash provided by operating activities.

Compensation Philosophy and Objectives

Our executive compensation philosophy is to provide compensation in the forms and at levels that will permit us to retain and motivate our existing executives and to attract new executives with the skills and attributes that we need. The compensation program is intended to provide appropriate and balanced incentives toward achieving our annual and long-term strategic objectives, to support a performance-oriented environment based on the attainment of goals and objectives intended to benefit us and our stockholders and to create an alignment of interests between our executives and our stockholders.

The Compensation Committee is responsible for establishing and implementing our executive compensation philosophy and for ensuring that the total compensation paid to our executive officers and other executives is fair, competitive and motivates high performance.

Summary of Compensation Programs

Under our current executive compensation program, which we implemented in early 2008, the Compensation Committee establishes each element of compensation for our executive officers, comprising base salary, annual bonus targets and long-term incentive compensation targets, close to the median range based on data from peer companies, as discussed further below. As a result, both the level and the mix of the total compensation opportunity are intended to generally approximate the competitive median range. This design addresses one of our key goals: to ensure we provide competitive compensation opportunities so that we can attract and retain executives with the necessary skills to successfully manage a business of our size and scope.

Executive officers earn annual incentive and long-term incentive awards based on achievement of performance goals, which we establish to support our annual and longer-term financial and strategic goals. Because annual and long-term incentives make up a significant portion of each executive officer’s total compensation, the program has been designed to pay close to the median range when target goals are met, provide above-median pay when our target goals are exceeded, and provide below-median pay when target goals are not met. These incentive award opportunities address another of our key goals: to provide a performance-oriented environment where above-median compensation can be realized when performance goals are exceeded and below-median compensation will be paid when performance goals are not achieved.

Throughout this Proxy Statement, the individuals included in the Summary Compensation Table below are referred to as the “named executive officers.”

Developments in 2010

Due to the economic environment in late 2008 and early 2009, there were no annual pay increases in 2009 with limited exceptions. In the first quarter of 2010, the Compensation Committee, at the recommendation of management and Cook, approved positive adjustments to executive salaries and target bonuses due to improved economic conditions, our stronger financial results in 2009, and increased margins resulting from the efforts of management and employees, which included aggressive cost savings programs.

In addition, during the first quarter of 2010, the Compensation Committee:

•	Established new metrics and goals for the 2010 three-year performance stock unit awards, following a review of historical compensation and performance, as well as peer benchmarking. The primary goals for the 2010 three-year awards were based on:

•	the three-year cumulative volume growth of net trade sales, and

•	the three-year average return on invested capital.

•	Determined that it would limit the use of negative discretion only to extraordinary circumstances with respect to the two-year and three-year long-term performance share unit awards granted to the named executive officers and other officers and key executives in 2009, in order to establish a grant date fair value under the accounting rules.

•	Established 2010 performance goals under the Annual Incentive Plan and under the Performance-Based Compensation Program. Additional information about these goals is discussed below.

•	Adopted an amended recoupment policy to require each executive officer to reimburse the Company for all or a portion of any annual or long-term incentive compensation paid to the executive officer based on achievement of financial results that were subsequently the subject of a restatement due to error or misconduct regardless of whether the executive officer was responsible for the error or misconduct so long as no payment or award or a lower payment or award would have been made to the officer based on the restated results.

•	Reviewed and considered the Company’s compensation risk and the related disclosure requirements.

•	Later in 2010, the Compensation Committee approved a revised and enlarged peer group for purposes of executive compensation comparison that more accurately reflects the comparable companies, as discussed further below.

The 2011 performance goals under the Annual Incentive Plan were evaluated by the Committee in early 2011 against the actual performance of the Company during 2010. Based on such review, the Compensation Committee determined that funding of the 2010 annual bonus pool should be significantly below 2010 target levels because achievement of our primary goal, adjusted consolidated operating income, was below target levels and because other additional goals were not attained.

Role of Committee Consultant

In November 2006, the Compensation Committee first engaged Cook to review our executive compensation practices and programs with respect to the competitiveness of our executive compensation and the alignment of annual and long-term incentive compensation with our business objectives, and to make recommendations for changes in those practices and programs. This review was undertaken to more directly link performance and annual and long-term incentive compensation than under the previous programs and to provide for above-median pay when target goals are exceeded, pay close to the median range when target goals are met, and provide below-median pay when target goals are not met.

Since 2007, Cook has advised the Compensation Committee on the selection of peer companies, provided the Compensation Committee with comparative industry trends and peer group data regarding salary, annual incentive and long-term incentive compensation levels for our executive officers and other key executives, and advised the Compensation Committee on our management’s recommended compensation levels. During 2010, Cook also assisted the Compensation Committee in selecting metrics and goals for the 2010 annual bonus program and for the 2010 three-year performance share unit awards, as well as advising the Compensation Committee on possible changes to the design of incentive compensation programs and on the risks posed by the Company’s incentive compensation programs.

Role of CEO and Management in Compensation Decisions

The Compensation Committee often directs members of management to work with Cook to provide executive compensation information or recommendations to the Compensation Committee. However, the Compensation Committee has not delegated any of its authority to determine executive compensation programs, practices or other decisions to our management. As noted above, the current executive compensation program was developed and approved by the Compensation Committee with advice and support from Cook after consulting with the Chief Executive Officer and the Company’s compensation and legal professionals. The Chief Executive Officer and other executive officers and compensation professionals attend portions of meetings as requested by the Compensation Committee.

In early 2010, the Compensation Committee determined with input from the Chief Executive Officer that the Company had exceeded target goals established under the Annual Incentive Plan for 2009. Mr. Hickey recommended, in light of the positive financial direction of the Company and based on peer group benchmark information with respect to compensation, that the Compensation Committee approve adjustments to salary and 2010 cash bonus targets as described below.

While Cook and the Compensation Committee recommended metrics for the 2010 annual bonus program and the 2010 long-term incentive program, the Chief Executive Officer and other members of our management also were consulted in developing the metrics and establishing the goals for the 2010 annual bonus program and the 2010 long-term incentive program, as well as for the Performance-Based Compensation Program for 2010. Such metrics and goals were approved by the Compensation Committee.

The Chief Executive Officer submits salary and bonus recommendations to the Compensation Committee for the other named executive officers as well as for the other executives whose compensation is set by the Compensation Committee and recommendations for equity awards for all employees. Following a review of those recommendations with Cook, the Compensation Committee approves compensation decisions with such modifications to the Chief Executive Officer’s recommendations as the Compensation Committee considers appropriate.

Use of Peer Group Data

Starting in early 2007 the Compensation Committee approved a peer group that has been used as a factor in setting executive compensation levels and programs since then. The peer group was developed based on recommendations from Cook and our management and comprises public companies in packaging and related industries that are comparable based on sales, total assets, numbers of employees and market capitalization. The peer group has been reviewed by the Compensation Committee annually since then. In late 2010, the Compensation Committee decided to enlarge and make revisions to the peer group for 2011 so that the peer group companies more closely represent public companies in packaging and related industries that are comparable to us based on sales, total assets, numbers of employees and market capitalization.

Prior to January 1, 2011, our peer group included the following companies:

Aptar Group Inc.	Pactiv Corporation (through 2009)*
Avery Dennison Corporation	Rexam PLC
Ball Corporation	Silgan Holdings Inc.
Bemis Company, Inc.	Sonoco Products Co.
Crown Holdings, Inc.	Spartech Corporation
MeadWestvaco Corporation

*	Pactiv Corporation was acquired by Reynolds Group Holdings Limited in November 2010.

As of January 1, 2011, our peer companies are:

Avery Dennison Corporation	Packaging Corporation of America
Ball Corporation	Pactiv Corporation (through 2009)
Bemis Company, Inc.	Rock-Tenn Company
Crown Holdings, Inc.	Rockwood Holdings Inc.
Greif, Inc.	Silgan Holdings Inc.
MeadWestvaco Corporation	Sonoco Products Co.
Owens-Illinois, Inc.	Spartech Corporation
Temple-Inland, Inc.

The Compensation Committee considers comparative executive compensation levels and practices based on information from the peer companies as well as other data provided by Cook related to general industry executive compensation trends.

In 2010, the Compensation Committee generally established each element of compensation for the named executive officers, comprising base salary, annual cash bonus targets and long-term incentive compensation targets, close to the median range for persons with comparable positions based on data from the peer companies. Since each element of compensation is mainly set by reference to levels at other companies, the Compensation Committee has not set any fixed relationship between the compensation of the Chief Executive Officer and that of any other named executive officer.

Components of Compensation

For 2010, the elements of total compensation that we paid to our executive officers, including the named executive officers, consisted of the following items:

•	salaries;

•	annual incentive compensation in the form of annual cash bonuses tied to performance with a stock leverage opportunity (SLO) available at the election of the officer;

•	long-term incentive compensation, principally comprising awards of performance share units under our 2005 Contingent Stock Plan, as well as awards of restricted stock or restricted stock units;

•	benefits under our retirement and health and welfare programs; and

•	perquisites and other personal benefits.

The discussions of annual and long-term incentive compensation that follow include performance goals and measures for the Company. These performance goals and measures are disclosed in the limited context of our compensation programs and should not be understood to be statements of our expectations or estimates of future results.

Salaries

We pay salaries because a fixed component of compensation is an important part of a competitive compensation package. The Compensation Committee establishes salary levels for executive officers primarily based on consideration of the median range for the peer companies, as well as reviews of broad-based surveys of compensation trends and practices at other industrial companies in the United States, while also considering country-specific guidelines for compensation increases and performance, which are more significant factors for those whose salary is within or near the median range.

Following the decision not to increase salaries and bonus targets in 2009, we resumed making salary changes in early 2010. The Compensation Committee approved a 3.8% increase in Mr. Hickey’s salary, which even after the increase remained below the median range for chief executive officers of peer companies. However, his total compensation, including his annual and long-term incentive compensation, was in line with the median range. The Compensation Committee decided to grant him long-term incentive compensation awards at the high end of the median range for chief executive officers of peer companies rather than increase his salary to the median range in order to link his total compensation more closely to our long-term performance. Mr. Kelsey’s salary increase was 3.3% and Mr. Deméautis’s salary increase was 3.6%, both based largely on country-specific guidelines for compensation increases. Mr. Deily’s salary increase was 20% and Mr. Baker’s salary increase was 8.5%, since their 2009 salaries had been below the median range for their positions and responsibilities.

Salary increases in early 2011 were modest compared with 2010 increases, reflecting caution about economic conditions in 2011 and a desire to keep costs, including compensation costs, under tight control. The Compensation Committee made no change in Mr. Hickey’s salary. Mr. Kelsey’s salary increase was 2.2%, Mr. Deméautis’s salary increase was 1.0%, Mr. Deily’s salary increase was 4.2% and Mr. Baker’s salary increase was 1.4%. Mr. Deily’s increase was larger relative to the other named executive officers because his 2010 salary had been below the median range for his position and responsibilities.

Annual Incentive Compensation

2010 Cash Bonus and Stock Leverage Opportunity (SLO) Program.  A significant portion of each executive officer’s total annual compensation opportunity is made in the form of a target bonus objective under the Annual Incentive Plan. The Annual Incentive Plan is intended to drive high performance results based on clarity of and focus on our strategic goals, with emphasis on performance and alignment of the interests of our executive officers with our stockholders. The program provides the opportunity to earn a significantly higher annual bonus if target performance is exceeded but the risk of a significantly lower annual bonus, or even no bonus, if target performance is not achieved.

The Annual Incentive Plan is based on a Company-wide annual bonus pool, which is the sum of bonus targets for bonus-eligible employees for the year. Company goals are established early in the performance year by the Compensation Committee. After the end of the year, the Compensation Committee determines how much of the annual bonus pool will be funded based on achievement of Company goals. Achievement below the minimum threshold for performance goals results in no funding, and achievement above the maximum level results in the maximum funding. The funded bonus pool can be adjusted up or down 25% by the Compensation Committee at its discretion based on the quality of earnings or performance relative to the peer companies. A funded bonus pool of up to 25% of the annual bonus pool is available at the discretion of the Compensation Committee even if the Company-wide goals have not been achieved in order to reward exceptional business unit or individual performance. Once the funded bonus pool has been determined, then it is divided among business units and corporate departments based on success against goals for each of those groups. Individual performance is considered in setting the amount of the funded bonus pool that is earned by individual employees, including each of the named executive officers.

Under the Annual Incentive Plan, our executive officers also have the opportunity each year to designate a portion of their annual bonus to be received as equity awards under the 2005 Contingent Stock Plan, called stock leverage opportunity (SLO) awards. The portion to be denominated in SLO awards, in increments of 25% of the annual bonus, may be given a premium to be determined by the Compensation Committee each year. The stock price used to calculate the number of shares that can be earned is the closing price on the first trading day of the performance year, thereby reflecting stock price changes during the performance year in the value of the SLO award. Once the amount of the annual bonus that has been earned has been determined for each executive officer following the end of the year, the cash portion is paid out shortly thereafter, and the SLO award is provided in the form of an award of restricted stock (RS) or restricted stock units (RSU) under the 2005 Contingent Stock Plan with a two-year restriction period.

The percentages of salary at which the target bonus objectives were established for 2010 were based on consideration of the median ranges established through peer group and general industry survey data on compensation trends and practices for each named executive officer. In 2010, for the Chief Executive Officer, the target cash bonus objective was set at 100% of annual base salary, for the Chief Financial Officer and Senior Vice President at 75% of annual base salary, and for the other executive officers in the range of 39%

to 67% of annual base salary, depending on the role and responsibilities of the officer. The Chief Executive Officer received the largest relative cash bonus objective compared with the other named executive officers, primarily reflecting the results of our review of compensation structure and levels for other chief executive officers, as well as the fact that he has a greater opportunity than any other executive officer to affect our performance.

For participants in the Performance-Based Compensation Program, including the named executive officers, 2010 goals established under that Program were also required to be met in order to receive a 2010 annual bonus; see “Compliance with Section 162(m) of the Internal Revenue Code; Performance-Based Compensation Program” below.

2010 Cash Bonus and SLO Targets.  Similar to 2009, the Compensation Committee set the SLO award premium at 25% and established the following annual bonus targets for the 2010 performance period. The SLO award target amounts noted below were calculated based on the proportion of the 2010 annual bonus target elected by each executive officer to be received in the form of an equity award after applying the 25% premium applicable to SLO awards and based on the closing price of $22.02 for a share of common stock on January 4, 2010. Mr. Deméautis’s 2010 annual bonus target is converted from euros; see Note 4 to the Summary Compensation Table below.

2010 ANNUAL BONUS TARGETS

	2010 Annual	Percentage as	SLO
Name	Bonus Target	SLO Award	Award Target
William V. Hickey	$675,000	100%	38,318 units
David H. Kelsey	348,750	25%	4,950 units
Jonathan B. Baker	175,000	50%	4,968 units
Karl R. Deily	240,000	50%	6,812 units
Jean-Marie Deméautis	185,306*	0%	NA

*	Mr. Deméautis is compensated in euros. This amount reflects an exchange rate of 1.32456 U.S. dollars to one euro.

2010 Performance Goals and Achievements.  Like 2009, adjusted consolidated operating income was selected as the primary performance goal for 2010 under the Annual Incentive Plan as the Compensation Committee believes that achieving consistently high levels of consolidated operating income year after year is in the long-term interest of our stockholders. Also, each business unit’s contribution to consolidated operating income is readily measurable, thereby permitting the use of operating income as a consistent metric for the performance of each of our business units. The target level for the primary performance goal was based on the economic and business environment and the Company’s 2010 budget when the target was set in early 2010.

Bonus pool funding for achievement of the primary performance goal was based on the following payout formula with payments for achievements between these levels based on a pro rata calculation:

Percentage of
Percentage of	Bonus Pool
Target Achieved	to be Funded
<93	0
93	50
100	100
103	150
107 or more	200

The Compensation Committee established three additional performance goals related to 2010 revenue, inventory reduction and safety results. Achievement related to these three goals could result in additional discretionary adjustment to the 2010 bonus pool by the Compensation Committee up or down by up to 20%. These additional goals selected for 2010 were considered key objectives due to their relevance to our long-term strategies for financial performance and growth of our business and in the interests of generating long-term stockholder value.

The 2010 targets and performance against the primary and additional goals are set forth below:

Goal
Performance Goal	Target	Actual Performance	Achieved
2010 Adjusted Consolidated Operating Income	$555 million	$531 million	No
2010 Revenue	At least $4,581 million at budgeted exchange rates	$4,506 million	No
Inventory Reduction	Reduction of at least $25 million at budgeted exchange rates	Increase of $17 million	No
2010 Safety Result (TRIR)	1.04 or better for all currently wholly-owned facilities	0.97	Yes

As reflected in the table above, we achieved above threshold but less than target for our primary performance goal and only achieved one of the three additional performance goals set under the Annual Incentive Plan. As we did not achieve our target principal performance goal and only met one of the three additional goals, the Compensation Committee determined that the funded bonus pool should be set at 55% of the target for 2010. The bonuses for the named executive officers were subject to further discretionary adjustment based on business unit and individual performance criteria, as discussed below.

In order to ensure that achievement represents the performance of the core business, the non-U.S. GAAP adjusted consolidated operating income target and achievement were derived from our U.S. GAAP operating profit by adjusting for specific items approved by the Compensation Committee, including restructuring and other related charges in connection with our global manufacturing strategy and a European manufacturing facility closure, acquisition related expenses, restructuring credits and the impact of foreign currency translation to reflect budgeted exchange rates rather than actual exchange rates for 2010. The revenue and inventory reduction target and achievements numbers above also reflect approved adjustments to reflect budgeted exchange rates rather than the actual exchange rates for foreign currency translations.

During the first quarter of 2011, the Compensation Committee approved the following 2010 bonus awards under the Annual Incentive Plan for the named executive officers:

ACTUAL 2010 BONUS AWARDS

	Total 2010	Percentage	2010
	Bonus Award	of	Cash Bonus	SLO Award
Name	($)	Target	($)	(Shares)[1]
Mr. Hickey	$135,000	20%	$0	7,664
Mr. Kelsey	141,235	40	105,926	2,005
Mr. Baker	95,402	54.5	47,701	2,708
Mr. Deily	102,800	42.8	51,400	2,918
Mr. Deméautis	80,817[2]	43.6	80,817	NA

1	These awards were granted in the form of restricted stock units.

2	Mr. Deméautis is compensated in euros. This amount reflects an exchange rate of 1.32456 U.S. dollar to one euro.

In making the 2010 bonus determinations for the named executive officers, the Compensation Committee, based on the advice of the Chief Executive Officer, considered the overall compensation allocation between senior management and other eligible employees. The Compensation Committee, using their discretionary authority under the Annual Incentive Plan, determined that bonuses to be paid to named executive officers and other officers should be further decreased from the percentage applicable to the Company-wide annual target bonus pool since such officers were entitled to receive other components of compensation, including realized long-term awards from prior years, not otherwise available to other employees. The Compensation

Committee further considered the following factors for the individual annual bonus awards for our named executive officers for 2010:

•	The bonus award approved for Mr. Hickey, our Chief Executive Officer, which was 20% of his target bonus, and bonus award approved for Mr. Kelsey, our Chief Financial Officer, which was 40% of his target bonus, were each based on the Company not achieving the primary and most of the additional performance goals discussed above and the overall financial results of the Company.

•	The bonus awards for Mr. Baker, which was 54.5% of his target bonus, Mr. Deily, which was 42.8% of his target bonus and Mr. Deméautis, which was 43.6% of his target bonus, were each based on the operating profits, revenues, inventory and safety results of their respective business units, as well as the Company not achieving the primary and most of the additional performance goals discussed above.

2011 Performance Goals.  The Compensation Committee set metrics for the 2011 performance goals similar to those for 2010, but reset the target levels consistent with the Company’s 2011 performance plan. Moreover, the Compensation Committee determined that the bonus pool funding levels for achievement of the primary performance goal for the Company’s officers, including the named executive officers, would change to the following payout formula (with payments for achievements between these levels based on a pro rata calculation):

Percentage of
Bonus Pool
Percentage of Target Achieved	to be Funded*
<80	0
80	25
100	100
110	150
120 or more	200

*	The Compensation Committee set the bonus pool funding at different levels for employees that are not officers.

Long Term Incentive Compensation

2010 Long Term Incentive Compensation Awards.  The executive compensation program provides for annual awards of performance share units, or PSU awards, under the 2005 Contingent Stock Plan to the named executive officers and other executive officers and key executives. The program is intended to align compensation closely to our performance while giving the executive officers the opportunity for exceptional value if performance targets are exceeded and while continuing to encourage the retention of our executive officers.

The PSU awards provide for three-year performance periods with a targeted number of shares to be earned if performance during the period meets goals set during the first 90 days of the period. If performance is below defined threshold levels, then no units will be earned, and if performance exceeds defined maximum levels, then a maximum number of units (above the target number) will be earned.

During the first quarter of 2010, the Compensation Committee established three-year PSU award target levels for the performance period starting January 1, 2010 for the named executive officers.

The target award levels were based on a multiple of base salary divided by the closing price of our common stock on the date the awards were made, where the multiple of salary was set within the median range for long-term incentive compensation as a multiple of salary for executives with similar positions and responsibilities. As noted previously, Mr. Hickey’s PSU target award levels were at the high end of the median range for chief executive officers of peer companies in order to link his total compensation more closely to our long-term performance and to compensate for a salary at the lower end of the median range.

The Compensation Committee established new principal goals for the 2010 three-year PSU awards, which were three-year cumulative volume growth of net trade sales and three-year average return on invested capital. In 2008 and 2009, the Compensation Committee had used cumulative adjusted operating income as a principal metric for PSU awards, which was also the primary metric used for the annual bonus program in those years and in 2010. For 2010, the Compensation Committee decided that using the same metric as the principal goal for both the annual bonus program and the long-term incentive program put too much emphasis on a single measure. Also, the Compensation Committee recognized that sales growth and the effective use of invested capital drive value for our stockholders.

For the 2010 three-year PSU awards, the two principal performance metrics, three-year cumulative volume growth of net trade sales and three-year average return on invested capital, are each weighted 50% and calculated separately based on the targets set for each. The results of each metric will determine the number of shares earned for that metric. The total award will be the addition of the total number of shares earned for each of the two performance metrics.

Three-year cumulative volume growth of net trade sales includes only the volume component of growth of net trade sales during the three-year performance period of 2010 through 2012 over base year 2009. The calculation will exclude other components of growth of net sales, which are the effects of product price/mix, acquisitions or dispositions and foreign currency translation. The other components were excluded from this metric because the intent was to provide incentives to grow our current business and to measure performance on a constant dollar basis and because, although important, the product price/mix component will affect the other performance metric, return on invested capital.

The three-year cumulative volume growth of net trade sales over base year 2009 at threshold, target and maximum for the performance period (fiscal years 2010, 2011 and 2012) are as follows:

2010 THREE-YEAR PSU:
VOLUME GROWTH PERFORMANCE GOAL

	Cumulative Three-Year	Percentage of
	Volume Growth over	Target Award
	Base Year 2009	Earned
	Under 3.75%	0%
Threshold:	3.75%	50%
Target:	7.50%–8.00%	100%
Maximum:	11.25% and above	200%

Award levels based on three-year cumulative volume growth of net trade sales between any two of these levels will be based on a pro rata calculation of the number of shares earned.

The threshold, target and maximum levels for three-year cumulative volume growth of net trade sales were based on a review of our cumulative three-year volume growth (or decline) during the period from 2003 through 2009 (or a total of five three-year periods). The target range was set at a level consistent with the range of the three highest three-year volume growth rates during this period which were 7.8% for the three years ending December 31, 2007, 7.7% for the three years ending December 31, 2006 and 8.0% for the three years ending December 31, 2005.

Three-year average return on invested capital (ROIC) represents the three-year cumulative adjusted net operating profit after core tax (NOPAT) during the performance period divided by average invested capital for the three-year performance period. The core tax represents the effective tax rate after adjustment for permitted exclusions. Invested capital equals: Total debt + (plus) settlement liability and related accrued interest + (plus) total stockholders’ equity − (less) accumulated other comprehensive income—(less) cash and cash equivalents. The three-year average ROIC is calculated as follows:

Cumulative Adjusted NOPAT for 2010 through 2012

Divided by

Average Quarter End Invested Capital from December 31, 2009 through December 31, 2012

That result divided by

Three (years)

The three-year average ROIC at threshold, target and maximum for the performance period (fiscal years 2010, 2011 and 2012), subject to permitted exclusions, are as follows:

2010 THREE-YEAR PSU:
ROIC PERFORMANCE GOAL

		Percentage of
	Three-Year	Target Award
	Average ROIC	Earned
	Under 7.7%	0%
Threshold:	7.7%	50%
Target:	9.6%–10.0%	100%
Maximum:	11.5% and above	200%

Award levels based on three-year average ROIC between any two of these levels will be based on a pro rata calculation of the number of shares earned.

The threshold, target and maximum levels for ROIC were set following a review of historical levels of ROIC for us and for those of our peer companies for which comparable data was available.

In order to ensure that achievement represents the performance of the core business, the calculation of ROIC will exclude the effect of specified restructuring programs, the effects of specified acquisitions and dispositions, charges related to goodwill impairment, specified litigation-related costs, expenses related to capital market transactions, and the effect of any accounting changes implemented during the performance period.

If the threshold level is achieved for either of the principal goals, then the number of shares earned for each participant can be increased (if the additional goal set forth below is achieved) or decreased (if the additional goal set forth below is not achieved) by up to 10% of the target level at the discretion of the Compensation Committee. The additional goal is a 2012 safety result (TRIR) of 1.20 or better, excluding facilities acquired during the performance period.

The number of shares earned based on the two principal goals and, if applicable, the additional goal will be rounded up to the nearest whole share. The Compensation Committee has retained the discretion in extraordinary circumstances to reduce downward any award that would otherwise be payable.

2010 Grants of Restricted Stock.  In addition to the PSU awards described above, the Compensation Committee may continue to make awards of restricted stock or restricted stock units under the 2005 Contingent Stock Plan to executive officers from time to time at the Compensation Committee’s discretion. During 2010 the Compensation Committee made an award of 10,000 shares of restricted stock under the 2005 Contingent Stock Plan to Mr. Baker in connection with his assumption of responsibility for the Company’s Asian operations. This award qualified as performance-based compensation under the Performance-Based Compensation Program discussed below.

2011 Long Term Incentive Compensation Awards.  During the first quarter of 2011, the Compensation Committee established three-year PSU award target levels for the performance period starting January 1, 2011 for the named executive officers and other officers. Although the performance metrics are the same as in 2010, the target levels are increased reflecting a review of our historical levels for these metrics, as well as consideration of the Company’s 2011 budget and future growth objectives. The three year cumulative volume growth of net trade sales over base year 2010 at threshold, target and maximum for the performance period (fiscal years 2011, 2012 and 2013) are as follows:

2011 THREE-YEAR PSU:
VOLUME GROWTH PERFORMANCE GOAL

	Cumulative Three-Year	Percentage of
	Volume Growth Over	Target Award
	Base Year 2010	Earned
	Under 7.7%	0%
Threshold:	7.7%	50%
Target:	14.9%–16.6%	100%
Maximum:	24.2% and above	200%

The three-year average ROIC at threshold, target and maximum for the performance period (fiscal years 2011, 2012 and 2013), subject to permitted exclusions, are as follows:

2011 THREE-YEAR PSU:
ROIC PERFORMANCE GOAL

		Percentage of
	Three-Year	Target Award
	Average ROIC	Earned
	Under 8.2%	0%
Threshold:	8.2%	50%
Target:	10.1%–10.5%	100%
Maximum:	12.4% and above	200%

Savings, Retirement and Health and Welfare Programs

Our named executive officers participate in the retirement programs available generally to employees in the countries in which they work because we believe that participation in these programs and in the other health and welfare programs mentioned below is an important part of a competitive compensation package. In the United States, our named executive officers (all except Mr. Deméautis) participate in two tax-qualified defined contribution retirement plans, the Profit-Sharing Plan of Sealed Air Corporation and the Sealed Air Corporation 401(k) Thrift Plan.

Mr. Deily also participates in the Sealed Air Corporation Restoration Plan for Cryovac Employees, a tax-qualified defined benefit plan that covers the employees of our Cryovac operations who participated in a defined benefit plan maintained by a previous employer immediately prior to March 31, 1998. The Restoration Plan for Cryovac Employees is described under “Pension Benefits in 2010” below. Mr. Deily currently does not have any cumulative benefit under such plan. We do not offer any non-qualified excess or supplemental benefit plans or deferred compensation plans to our named executive officers in the U.S.

Mr. Deméautis participates in the Sealed Air S.A.S. Participation, a mandatory tax-favored profit-sharing arrangement in which all employees of the Company’s French subsidiary Sealed Air S.A.S. participate. A statutory formula determines the amount of the annual contribution and its allocation among employees. Employer contributions are invested in a fund managed by a bank independent of Sealed Air S.A.S. Amounts allocated to each employee cannot be accessed during employment (with limited exceptions) for five years after they are contributed.

Mr. Deméautis also is eligible for a retirement indemnity benefit that is provided to all management employees of Sealed Air S.A.S. under the applicable collective bargaining agreement. This benefit is described under “Pension Benefits in 2010” below.

All of our named executive officers participate in the health, life insurance, disability benefits and other welfare programs that are provided generally to employees in the countries in which they work.

Perquisites and Other Personal Benefits

Consistent with our performance-oriented environment, during 2010 the only perquisite we provided to our named executive officers was the personal use of a Company-leased vehicle. Employees in the United States who have a Company-leased vehicle are permitted to purchase the vehicle at the end of the lease term or upon retirement, if earlier, at a discount from the fair market value of the vehicle. The only named executive officer who purchased a vehicle under this program in 2010 was Mr. Kelsey. Employees who leave for any other reason are not generally eligible for this discount.

Employment, Severance and Change in Control Arrangements

Employment and Severance Arrangements.  We do not generally enter into employment agreements or severance programs covering executive officers or other employees except in countries outside the U.S. where such agreements or programs are customary. However, in recent years, most exempt employees in the U.S. have been required to enter into a Non-Compete and Confidentiality Agreement with the Company at the time of hire. The Non-Compete and Confidentiality Agreement addresses the confidentiality of proprietary Company information and disclosure and assignment of inventions to the Company and includes a two-year post-employment non-compete obligation by the employee with payment to the employee of one to two months’ salary as severance pay if his or her employment is terminated by the Company other than for gross misconduct. Mr. Kelsey signed a Non-Compete and Confidentiality Agreement when he was hired.

The collective bargaining agreement that covers Mr. Deméautis and other management employees in France provides for a termination indemnity benefit to be paid to Mr. Deméautis upon the termination of his employment by the Company other than for gross misconduct.

Except for the arrangements described above, none of the named executive officers has an agreement or arrangement providing for severance payments following termination of employment.

Change in Control Arrangements.  Our only change in control arrangements are those in connection with our equity compensation awards. Prior to May 2008, the 2005 Contingent Stock Plan contained a change in control provision that provided that restricted stock or restricted stock unit awards made under the plan would vest upon a change in control event as defined in the plan. This provision continues to apply to unvested awards made prior to May 2008. Effective in May 2008, the 2005 Contingent Stock Plan was amended to provide that restricted stock or restricted stock unit awards made under the plan vest upon termination of employment within two years following a change in control as defined in the plan if such termination is by the Company without cause or by the participant for good reason (as such terms are defined in the plan). The amendment was made to avoid automatic triggering of the change in control provision merely due to the occurrence of a change in control event even if there were no adverse effect on the employment of executives and other employees holding unvested awards. These provisions also apply to SLO awards, which are made in the form of restricted stock or restricted stock unit awards.

The 2005 Contingent Stock Plan provides that a participant earns a pro rata portion of a PSU award if the participant’s employment is terminated by the Company without cause or by the participant for good reason within two years following a change in control. The earned amount is the greater of the target award level or the actual level of achievement as of the fiscal quarter preceding the change in control, and the pro rata portion is the percentage of the performance period that has elapsed prior to termination of employment.

Executive Officer Stock Ownership Guidelines

In order to align the interests of directors, executive officers and stockholders, we believe that our directors and executive officers should have a significant financial stake in the Company. To further that goal, we adopted stock ownership guidelines during 2006 for directors and for executive officers and other key executives. The stock ownership guidelines for non-employee directors, which are part of our Corporate Governance Guidelines, are described above under “Director Compensation—Director Stock Ownership Guidelines.” The guidelines for our executive officers are as follows:

•	Executive officers are required to hold a multiple of their salary, where the multiple ranges from five for the Chief Executive Officer, to three for the Senior Vice Presidents and two for the other executive officers.

•	Share equivalents held in the Profit-Sharing Plan and the 401(k) Thrift Plan are included, but unvested awards under the 2005 Contingent Stock Plan are excluded. Executive officers have five years from the later of the adoption of the stock ownership guidelines or their appointment as executive officers to reach the guidelines.

•	Until the minimum stock ownership has been reached, executive officers are expected to retain all shares received as awards under the Company’s equity compensation programs after payment of applicable taxes.

•	Once the minimum stock ownership has been reached, executive officers are expected to retain half of any additional shares received as awards under our equity compensation programs (after payment of applicable taxes) until retirement.

•	The Compensation Committee can approve exceptions to the stock ownership guidelines for executive officers in the event of home purchase, higher education expenses, major illness, gifts or financial hardship.

As of March 21, 2011, all of our named executive officers have met these guidelines.

Compliance with Section 162(m) of the Internal Revenue Code; Performance-Based Compensation Program

The Performance-Based Compensation Program of Sealed Air Corporation (the “Program”) was approved by our stockholders at the 2005 annual meeting with amendments approved by our stockholders at the 2008 annual meeting. The objective of the Program is to permit the Compensation Committee to make awards of restricted stock and restricted stock units under our 2005 Contingent Stock Plan and to approve cash bonuses under our cash bonus arrangements that are subject to the attainment of pre-established objective performance goals that meet the requirements of Section 162(m) of the Internal Revenue Code and are thus fully deductible as performance-based compensation even if compensation exceeds the $1 million limit of Section 162(m). Under the current executive compensation program, the Compensation Committee intends to rely on the Program for deductibility of annual cash bonuses and SLO awards, as well as for any other grants of restricted stock or restricted stock units that may be awarded to participating executive officers. However, long-term incentive compensation awards are intended to be made primarily in the form of PSU awards under the 2005 Contingent Stock Plan, which awards once earned are intended to qualify as performance-based compensation under the provisions of the 2005 Contingent Stock Plan rather than under the Program.

2010 Performance-Based Compensation Program Goals and Achievements.  During the first ninety days of 2010, the Compensation Committee approved pre-established performance goals for 2010 cash bonuses that would be paid in 2011 to the named executive officers and several other executives, for SLO awards to be made in connection with 2010 bonuses, and for stock awards that the Compensation Committee may make in 2011 under the 2005 Contingent Stock Plan to the same group of officers and executives. The goals and the achievement levels required to allow the Compensation Committee to approve bonuses and awards up to the limit provided in the Program were as follows:

•	2010 diluted earnings per share (adjusted as described below) of at least $1.60 per share;

•	2010 operating expenses (as adjusted) at budgeted exchange rates (including selling, general, administrative and research and development expenses but excluding goodwill impairment charges) less than or equal to $752 million;

•	2010 net operating profit after tax (as adjusted) of at least $419 million;

•	2010 net income (as adjusted) above $260 million;

•	2010 operating profit (as adjusted) as a percentage of 2010 net sales at least 12%; or

•	2010 gross profit (as adjusted) as a percentage of 2010 net sales at least 29%.

Based on criteria established at the beginning of the performance period, the Compensation Committee adjusted the results on which performance achievements were based to eliminate the effects of specified items. The adjustments were intended to ensure that achievements represented the underlying performance of the core business. The categories of adjustments that were approved by the Compensation Committee related to loss on debt redemption, restructuring and other related charges in connection with our global manufacturing strategy and a European manufacturing facility closure, acquisition related expenses, restructuring credits, gains on sale of available-for-sale securities, foreign currency exchange gains related to our Venezuelan subsidiary, the related tax adjustments for each of such items and the impact of foreign currency translation to reflect budgeted exchange rates rather than actual exchange rates for 2010.

During the first quarter of 2011, the Compensation Committee certified achievement of four of the goals that had been established for calendar year 2010. This permitted us to pay fully tax-deductible 2010 cash bonuses of up to $2.6 million to each of the participating executives and to make fully tax-deductible SLO awards and other stock awards under the 2005 Contingent Stock Plan during 2011 in the aggregate amount of up to approximately 318,404 shares to each of the participating executives. The Compensation Committee has the discretion to approve cash bonuses, SLO awards and other stock awards lower than these maximum levels, including the possibility of paying no 2010 cash bonuses and making no SLO or other stock awards to some or all of the executives during 2011. Since the objective of the Program is to ensure that these 2010 cash bonuses and stock awards are performance-based and thus tax-deductible, the amounts of 2010 cash bonuses and SLO awards were established at lower levels based on the processes and criteria discussed previously under “Annual Incentive Compensation.”

The Compensation Committee currently intends that its future awards of annual and long-term incentive compensation for our executive officers will qualify as performance-based compensation under Section 162(m) and thus will be fully tax-deductible by the Company, although exceptions may be made in special circumstances such as appointment or recruitment of an executive officer or as a result of a business combination or acquisition.

Recoupment Policy

In early 2008, the Compensation Committee adopted a policy requiring each executive officer to reimburse the Company for all or a portion of any annual or long-term incentive compensation paid to the executive officer based on achievement of financial results that were subsequently the subject of a substantial restatement when, in the view of the Company’s Board of Directors, the officer engaged in fraud or misconduct, or recklessly or negligently failed to prevent the fraud or misconduct, that caused or significantly contributed to the need for the restatement and where no payment or award or a lower payment or award would have been made to the officer based on the restated results.

In early 2010, the Compensation Committee amended the policy to require each executive officer to reimburse the Company for all or a portion of any annual or long-term incentive compensation paid to the executive officer based on achievement of financial results that were subsequently the subject of a restatement due to error or misconduct regardless of whether the executive officer was responsible for the error or misconduct so long as no payment or award or a lower payment or award would have been made to the officer based on the restated results. The Board of Directors will make the determination whether to seek recovery. The Recoupment Policy is part of our overall risk management practices to ensure that compensation programs do not encourage manipulation of financial results.

In addition, the policy provides that our Chief Executive Officer and Chief Financial Officer shall reimburse the Company for any compensation or profits from the sale of securities under Section 304 of the Sarbanes-Oxley Act of 2002. The policy has been incorporated into SLO and PSU award documents.

Timing of Award Grants

Starting with the implementation of the current executive compensation programs in early 2008, PSU awards to be made to the Company’s executive officers under the Company’s 2005 Contingent Stock Plan are made during the first 90 days of each year, either at the regularly-scheduled meeting of the Compensation Committee held in February of each year or at a special meeting held later but during the first 90 days of the year. In addition, starting in 2009 in connection with 2008 bonuses, SLO awards are made effective on a date set by the Compensation Committee in advance but no later than March 15 to those executive officers who have elected to receive a portion of their annual bonus as an SLO award. The date is selected based on when the Compensation Committee expects that all bonuses will be determined and to allow our staff sufficient time to assist executive officers to make required SEC filings for the SLO awards on a timely basis.

To the extent that other awards of restricted stock or restricted stock units may be made to executive officers, they are generally made at one of the regularly-scheduled meetings of the Compensation Committee. Awards are generally effective on the date of the meeting at which they were approved. However, when an award is to be made to an executive officer who is traveling or otherwise not available to make the required filing regarding such award with the SEC on a timely basis, then at the meeting the award is given an effective date after the date of the meeting so that the filing can be made on a timely basis. Dates for Compensation Committee meetings are usually set during the prior year, and the timing of meetings and awards is unrelated to the release of material non-public information.

Compensation Risks

We believe that risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on the Company. In 2010 and again in early 2011, at the request of the Compensation Committee and with the assistance of Cook, we evaluated our incentive compensation plans relative to our enterprise risks and determined that there were no significant changes to the compensation risks identified below. We determined, taking into account advice from Cook, that there were no significant risk areas from a compensation risk perspective.

With respect to our executive compensation programs, a number of risk mitigation features are in place, including the following:

•	The primary metric for the Annual Incentive Plan focuses on profits (adjusted operating income), and the Compensation Committee has discretion to adjust bonus pool funding and individual award payouts.

•	The principal long-term incentive program for executives is 100% PSU awards that vest based on achievement of financial goals. No stock options are used.

•	The Compensation Committee has discretion in extraordinary circumstances to reduce long-term incentive (PSU) awards below the amount otherwise earned.

•	Pay leverage is reasonable and generally does not exceed 200% of target.

•	The Recoupment Policy that applies to executive officers and other key executives discourages excessive risk taking and manipulation of financial results.

•	Our stock ownership guidelines require executives to hold at least a portion of vested equity awards during employment, thus discouraging excessive risk taking.

•	Starting in early 2010, different metrics are being used for annual and long-term incentive plans for executives, thus not placing too much emphasis on a single metric.

Compensation Committee Report

The Organization and Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on its review and discussions with management, the members of the Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in the Company’s 2011 Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for 2010.

Organization and Compensation Committee

Charles F. Farrell, Jr., Chair
Michael Chu
Lawrence R. Codey
Jacqueline B. Kosecoff
William J. Marino

Summary Compensation Table

The following table includes information concerning 2010 compensation for our Chief Executive Officer, Chief Financial Officer and our three other most highly compensated executive officers during 2010 who served as such at the end of the year.

					Change in
					Pension
					Value and
				Non-Equity	Nonqualified
				Incentive	Deferred
			Stock	Plan	Compensation	All Other
Name and		Salary	Awards[1]	Compensation[2]	Earnings	Compensation[3]	Total
Principal Position	Year	($)	($)	($)	($)	($)	($)
William V. Hickey	2010	$670,833	$4,218,763	$0	$0	$50,486	$4,940,082
President and	2009	650,000	6,812,506	0	0	50,064	7,512,570
Chief Executive Officer	2008	637,500	7,189,318	0	0	44,748	7,871,566
David H. Kelsey	2010	462,500	922,755	105,926	0	51,774	1,542,955
Senior Vice President	2009	450,000	1,456,461	270,844	0	44,409	2,221,714
and Chief Financial Officer	2008	441,667	1,969,053	37,969	0	41,440	2,490,129
Jonathan B. Baker	2010	343,750	768,212	47,701	0	45,202	1,204,865
Vice President
Karl R. Deily	2010	350,000	654,001	51,400	0 [5]	40,113	1,095,514
Vice President	2009	300,000	1,406,700	162,000	0 [5]	39,548	1,908,248
Jean-Marie Deméautis[4]	2010	387,742	525,925	80,817	9,377 [5]	25,316	1,029,177
Vice President	2009	394,701	1,022,808	155,615	13,405	27,590	1,614,119
	2008	415,890	730,856	51,502	153,876	25,980	1,378,104

[1]	The Stock Awards column shows the value of equity awards granted during the year indicated. The amounts do not correspond to the actual amounts that may be earned by the named executive officers. Equity awards include awards of restricted stock (RS) under the 2005 Contingent Stock Plan during the year. Equity awards also include SLO awards under the Annual Incentive Plan and PSU awards granted during the year. RS awards are valued at the grant date fair value computed in accordance with FASB ASC Topic 718. SLO awards are valued at the fair value at the service inception date based on the percentage of the target bonus to be paid as an SLO award, increased by the 25% premium, using the closing price of our common stock on the first trading day of the calendar year, where the service inception date is the beginning of the calendar year. PSU awards are valued based on the grant date fair value, which is the date on which the PSU award was granted by the Compensation Committee. In valuing the SLO awards and PSU awards, we assumed the probable achievement of the target levels for the primary performance goals. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures. For additional assumptions made in valuing these awards and other information, see Note 17, “Stockholders’ Equity,” of Notes to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010. The values of the PSU awards made in 2010 as of the grant date assuming that the highest level of performance conditions would be achieved, resulting in an award equal to 200% of the target, are as follows:

2010
PSU Award
Mr. Hickey	$6,750,002
Mr. Kelsey	1,627,512
Mr. Baker	891,034
Mr. Deily	1,008,002
Mr. Deméautis	1,051,850

These values do not include the potential 10% increase that could be earned if the additional performance goals are achieved; see “Compensation Discussion and Analysis—2010 Long Term Incentive Compensation Awards.” Also, the values shown for Mr. Hickey’s PSU awards do not reflect the cap on the number of shares of common stock that could be issued of two-tenths of 1% (0.2%) of the issued and outstanding shares of common stock on January 1 of the year of issuance as described in Note 3 to the Grants of Plan-Based Awards in 2010 table below. See the Grants of Plan-Based Awards in 2010 and the Outstanding Equity Awards at 2010 Fiscal Year-End tables below for additional information on awards made in 2010, as well as information on awards made in 2008 and 2009. For purposes of illustration, in 2011, the maximum number of shares that could be issued to a participant with respect to a performance share unit award would be approximately 318,404 shares.

[2]	The amounts in the Non-Equity Incentive Compensation column for 2010 reflect the cash portion of annual bonuses paid to the named executive officers for 2010. All named executive officers except Mr. Deméautis also received SLO awards as all or part of their annual bonuses for 2010. The values of the SLO award portion of annual bonuses are included in the Stock Awards column. For further discussion regarding annual bonus awards in 2010, see “Compensation Discussion and Analysis—2010 Cash Bonus and Stock Leverage Opportunity (SLO) Program” above.

[3]	The amounts shown in the All Other Compensation column for 2010 are attributable to the following:

	Mr. Hickey	Mr. Kelsey	Mr. Baker	Mr. Deily	Mr. Deméautis
Personal use of Company-leased car*	$23,311	$20,369	$18,142	$13,775	$22,491
Company contribution to Profit-Sharing Plan	19,600	19,600	19,600	19,600	—
Company matching contributions to 401(k) Thrift Plan	7,350	7,661	7,460	6,738	—
Company contribution to Sealed Air S.A.S. Participation for 2009 (made in 2010)**	—	—		—	2,825
Discount on purchase of Company-leased car	—	4,144		—	—
Health club reimbursement	225	—	—	—	—
Total	$50,486	$51,774	$45,202	$40,113	$25,316

*	The amounts shown for the cost to the Company for each of the Company-leased cars include the costs of the lease, maintenance, fuel and insurance coverage.

**	Since Mr. Deméautis is an employee of one of the Company’s French subsidiaries, he does not participate in the U.S. Profit-Sharing Plan or the 401(k) Thrift Plan but does participate in the Sealed Air S.A.S. Participation, which is described under “Compensation Discussion and Analysis—Savings, Retirement and Health and Welfare Programs” above.

[4]	For Mr. Deméautis, all amounts in the Summary Compensation Table other than the amounts in the Stock Award column, as well as all dollar amounts of compensation noted elsewhere in this proxy statement for Mr. Deméautis, except for the value of shares of common stock and equity awards, represent data converted from euros. For 2010, compensation was converted at the average exchange rate during 2010 of 1.32456 dollars per euro. For 2009, compensation was converted at the average exchange rate during 2009 of 1.38942 dollars per euro. For 2008, compensation was converted at the average exchange rate during 2008 of 1.47124 dollars per euro.

[5]	Mr. Deméautis is the only named executive officer with a pension benefit. The actuarial present value of his accumulated benefit at December 31, 2010 was 7,079 euros (or $9,377) higher than the actuarial present value of his accumulated benefit at December 31, 2009. Although Mr. Deily participates in a defined benefit pension plan, he did not have an accumulated benefit under that plan at December 31, 2010 or December 31, 2009. See “Pension Benefits in 2010” below for further information.

Grants of Plan-Based Awards in 2010

The following table sets forth additional information concerning stock awards granted during 2010 under the 2005 Contingent Stock Plan and the cash and SLO portions of the annual bonus targets for 2010 performance under the Company’s Annual Incentive Plan.

				Estimated
				Possible				All Other
				Payouts Under				Stock
				Non-Equity				Awards:
				Incentive Plan	Estimated Future Payouts Under			Number of	Grant Date
				Awards[2]	Equity Incentive Plan Awards[3]			Shares of	Fair Value
			Date of					Common	of Stock
	Type of	Grant	Committee	Target	Threshold	Target	Maximum	Stock[4]	Awards[5]
Name	Award[1]	Date	Action	($)	(#)	(#)	(#)	(#)	($)
Mr. Hickey	10SLO	2/18/2010				38,318			$843,762
	PSU	3/8/2010			80,819	161,638	323,276		3,375,001
Mr. Kelsey	Cash	2/18/2010		$261,563
	10SLO	2/18/2010				4,950			108,999
	PSU	3/8/2010			19,486	38,973	77,946		813,756
Mr. Baker	Cash	3/8/2010		87,500
	10SLO	3/8/2010				4,968			109,395
	PSU	3/8/2010			10,668	21,337	42,674		445,517
	RS	4/1/2010	3/8/2010					10,000	213,300
Mr. Deily	Cash	2/18/2010		120,000
	10SLO	2/18/2010				6,812			150,000
	PSU	3/8/2010			12,069	24,138	48,276		504,001
Mr. Deméautis	Cash	2/18/2010		185,306
	PSU	3/8/2010			12,594	25,188	50,376		525,925

[1]	Type of award:

Cash = cash portion of 2010 annual bonus

10SLO = SLO award portion of 2010 annual bonus

PSU = three-year PSU award for the performance period beginning January 1, 2010

RS = restricted stock award

[2]	This column shows the target awards established in early 2010 for the cash portion of 2010 annual bonuses for each of the named executive officers under the Company’s Annual Incentive Plan. While the overall funded bonus pool has a 50% of target threshold level and a 200% of target maximum funding limit, individual bonus awards can vary as long as the total of all bonus awards is within the overall funded pool. Actual payouts for 2010 are shown in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.

[3]	These columns show target awards established in early 2010 for the SLO portion of 2010 annual bonuses for each of the named executive officers under the Company’s Annual Incentive Plan, as well as the threshold, target and maximum awards for PSU awards for the performance period beginning January 1, 2010 for each of the named executive officers under the 2005 Contingent Stock Plan. The threshold number of shares for PSU awards is 50% of the target number of shares, and the maximum number of shares for such awards is 200% of the target number of shares. The maximum awards shown for the PSU awards do not include the potential 10% increase that could be earned if the additional performance goal is achieved; see “Compensation Discussion and Analysis—2010 Long Term Incentive Compensation Awards.” The maximum number of shares that can be issued to any participant in any calendar year with respect to a PSU award is two-tenths of 1% (0.2%) of the outstanding shares on January 1 of that calendar year. That restriction may limit the maximum number of shares that can be issued to Mr. Hickey on account of the PSU award shown in the table. For purposes of illustration, in 2011, the maximum number of shares that could be issued to a participant with respect to a performance share unit award would be approximately 318,404 shares. Shares, to the extent earned, will be issued in 2013 for the PSU awards.

[4]	This column shows the numbers of shares of restricted stock awarded to each of the named executive officers on the grant date in 2010 shown in the Grant Date column. All awards were made under the 2005 Contingent Stock Plan.

[5]	This column shows the fair value on the grant date or service inception date of the equity awards shown in the table computed in accordance with FASB ASC Topic 718. The grant date fair value of the restricted stock awards was based on the number of shares awarded valued at the closing price of the Company’s common stock on the grant date. The fair value on the service inception date of 10SLO awards was based on the percentage of the target bonus to be paid as an SLO award, increased by the 25% premium, using the closing price of the Company’s common stock on January 4, 2010 of $22.02. The grant date fair value date of the PSU awards was based on the target award amounts valued at the closing price of the Company’s common stock on March 8, 2010 of $20.88. The value of dividends was factored into the grant date fair value or the service inception date fair value for these awards. The amounts shown exclude the impact of estimated forfeitures.

Description of Annual and Long Term Incentive Awards in the Summary Compensation Table and the Grants of Plan-Based Awards in 2010 Table

Annual Incentive Plan: Cash Bonuses and SLO Awards.  Each of the named executive officers has a target bonus that is established by the Compensation Committee during the first quarter of the year. Also, each of the named executive officers has the opportunity at a time determined by the Compensation Committee (usually prior to the start of the performance year) to designate a portion of his annual bonus to be received as an equity award under the 2005 Contingent Stock Plan, called a stock leverage opportunity (SLO) award. The portion to be denominated as SLO awards, in increments of 25% of the annual bonus, may be given a premium to be determined by the Compensation Committee each year. The stock price used to calculate the number of shares that can be earned is the closing price on the first trading day of the performance year, thereby reflecting stock price changes during the performance year in the value of the SLO award.

Once the amount of the annual bonus that has been earned has been determined for each named executive officer following the end of the year, the cash portion is paid out shortly thereafter, and the SLO award is provided in the form of an award of restricted stock or restricted stock units under the 2005 Contingent Stock Plan that vest on the second anniversary of the grant date, or earlier in the event of death, disability or retirement from employment with the Company. The shares subject to the award are not transferable by the recipient until the earlier of vesting or the second anniversary of the grant date. The award is granted on a date determined by the Compensation Committee, but no later than the March 15 following the end of the performance year. Retirement for the purpose of SLO awards and the PSU awards described below means termination of employment after five or more years of employment and with years of employment plus age equal to 70 or more, except termination for cause. If the recipient ceases to be employed by the Company prior to vesting, then the shares are forfeited, except for certain circumstances following a change in control. Each SLO award is made in the form of restricted stock unless the award would be taxable to the recipient prior to the shares becoming transferable by the recipient, in which case the SLO award is made in the form of restricted stock units. Recipients who hold SLO awards in the form of restricted stock receive dividends and have the right to vote the shares of restricted stock. Recipients who hold SLO awards in the form of restricted stock units have no voting rights until shares are issued to them but do receive a cash payment in the amount of the dividends (without interest) on the shares they have earned at about the same time that shares are issued to them following the period of restriction.

Performance Share Unit Awards.  PSU awards, which are awarded under the 2005 Contingent Stock Plan, provide for a minimum two-year performance period with a targeted number of shares to be earned if performance during the period meets goals set by the Compensation Committee during the first 90 days of the period. If performance is below defined threshold levels, then no units will be earned, and if performance exceeds defined maximum levels, then a maximum number of units (above the target number) will be earned. PSU awards are not transferable by the participant until the end of the performance period and certification by the Compensation Committee with respect to each performance measure used for the award. If a participant terminates employment during the performance period due to death, disability or retirement, then the participant (or his or her estate) will receive a pro rata payout following the end of the performance period based on the portion of the performance period during which the participant was employed and based on the number of units that would have been earned by the participant if he or she had remained employed for the entire performance period prior to applying the pro rata factor. If the participant leaves employment during the performance period for any other reason, then the units are forfeited, except for certain circumstances following a change in control. At about the same time that shares are issued to participants following the performance period, participants also receive a cash payment in the amount of the dividends (without interest) that would have been paid during the performance period on the number of shares that they have earned. Holders of PSU awards have no voting rights as stockholders until shares of common stock are issued after the end of the performance period.

Restricted Stock and Restricted Stock Units.  Awards of restricted stock and restricted stock units are made under the 2005 Contingent Stock Plan, which provides for a vesting period of at least three years after the grant date. Awards vest earlier in the event of the participant’s death or disability. If a participant terminates employment prior to vesting, then the award of restricted stock or restricted stock units is forfeited, except for certain circumstances following a change in control. Within 90 days following the date of termination, the Compensation Committee can waive the forfeiture of all or a portion of an award. During the vesting period, holders of unvested shares of restricted stock (but not holders of unvested shares of restricted stock units) are entitled to receive dividends on the same basis as dividends are paid to other stockholders and are entitled to vote the unvested shares.

Outstanding Equity Awards at 2010 Fiscal Year-End

The following table shows unvested outstanding stock awards under the 2005 Contingent Stock Plan for the named executive officers as of December 31, 2010. All market or payout values in the table are based on the closing price of common stock on December 31, 2010 of $25.45 per share. The amounts shown in the table for PSU awards made in 2009 represent the numbers of shares that would be earned if the maximum level of the principal goal for each 2009 PSU award was met, and the amounts shown for the PSU awards made in 2010 represent the number of shares that would be earned if the target levels of the principal goals for each 2010 PSU award were met, as we considered those levels of achievement to be probable at the end of 2010.

					Equity
				Equity	Incentive Plan
				Incentive Plan	Award: Market
				Awards: Number	or Payout Value
		Number of	Market Value of	of Unearned	of Unearned
		Shares or Units of	Shares or Units of	Shares, Units or	Shares, Units or
		Common Stock	Common Stock	Other Rights	Other Rights
		That Have Not	That Have Not	That Have Not	That Have Not
	Type of	Vested[1]	Vested[1]	Vested[2]	Vested[3]
Name	Award	(#)	($)	(#)	($)
Mr. Hickey	RS	64,000	1,628,800
	09SLO	57,009	1,450,879
	10SLO	7,664	195,049
	09PSU3			436,364	11,105,464
	10PSU3			161,638	4,113,687
Mr. Kelsey	RS	4,000	101,800
	08SLO	694	17,662
	09SLO	7,401	188,355
	10SLO	2,005	51,027
	09PSU3			98,254	2,500,564
	10PSU3			38,973	991,862
Mr. Baker	RS	10,000	254,500
	08SLO	275	6,999
	09SLO	5,033	128,090
	10SLO	2,708	68,919
	09PSU3			58,690	1,493,660
	10PSU3			21,337	543,026
Mr. Deily	RS	4,000	101,800
	RS	32,000	814,400
	08SLO	549	13,972
	09SLO	4,427	112,667
	10SLO	2,918	74,263
	09PSU3			68,728	1,749,127
	10PSU3			24,138	614,312
Mr. Deméautis	09PSU3			74,386	1,893,123
	10PSU3			25,188	641,034

[1]	For awards shown in these columns, the market values shown above are based on the closing price of common stock on December 31, 2010 of $25.45 per share as reported on the NYSE.

The 08SLO awards for all named executive officers except Mr. Kelsey were made in the form of awards of restricted stock units that vested and paid on March 13, 2011. Each of the named executive officers other than Mr. Kelsey is currently retirement-eligible. Mr. Kelsey’s 08SLO award was made in the form of an award of restricted stock that vested and paid on March 13, 2011.

The 09SLO awards for all named executive officers were made in the form of awards of restricted stock units that vest and pay on March 10, 2012, or earlier in case of death, disability or retirement. Each of the currently-employed named executive officers other than Mr. Kelsey is currently retirement-eligible, and Mr. Kelsey will become retirement-eligible in June 2011.

The amounts shown in this column for 10SLO awards are the actual numbers of shares of restricted stock or restricted stock units earned by each named executive officer under the stock leverage opportunity feature of the Annual Incentive Plan for 2010. The 10SLO awards for all named executive officers were made in the form of awards of restricted stock units that vest and pay on March 13, 2013, or earlier in case of death, disability or retirement. Each of the currently-employed named executive officers other than Mr. Kelsey is currently retirement-eligible, and Mr. Kelsey will become retirement-eligible in June 2011.

RS awards vest as follows:

	Type of	Number of	Date of
Name	Award	Shares or Units	Vesting
Mr. Hickey	RS	64,000	5/20/2011
Mr. Kelsey	RS	4,000	2/25/2011
Mr. Baker	RS	10,000	4/1/2013
Mr. Deily	RS	4,000	2/25/2011
	RS	32,000	3/16/2012

[2]	09PSU3 awards are performance share unit awards for the performance period January 1, 2009 through December 31, 2011 that vest on December 31, 2011. The amounts shown in this column for 09PSU3 awards represent the numbers of shares that would be earned if the maximum level of the principal goal for these awards was met, since we considered that level of achievement to be probable at the end of 2010.

10PSU3 awards are performance shares unit awards for the performance period January 1, 2010 through December 31, 2012 that vest on the latter date. The amounts shown in this column for 10PSU3 awards represent the target number of shares, since we considered that level of achievement to be probable at the end of 2010.

The amounts in this column do not include the potential 10% increase that could be earned if the additional performance goals are achieved; see “Compensation Discussion and Analysis—2010 Long Term Incentive Compensation Awards.”

The maximum number of shares that can be issued to any participant in any calendar year with respect to a PSU award is two-tenths of 1% (0.2%) of the outstanding shares on January 1 of that calendar year. This restriction may limit the number of shares that can be issued to Mr. Hickey on account of his PSU awards. For purposes of illustration, in 2011, the maximum number of shares that could be issued to a participant with respect to a performance share unit award would be approximately 318,404 shares.

[3]	The market or payout values shown in this column are based on the closing price of common stock on December 31, 2010 of $25.45 per share as reported on the NYSE.

Stock Vested in 2010

The following table shows the number of shares acquired by the named executive officers on vesting of stock awards during 2010, as well as the value of the shares realized upon vesting. Awards of restricted stock (RS), restricted stock units (RSU) and performance share unit (PSU) awards were awarded under the 2005 Contingent Stock Plan.

	Stock Awards
		Number of Shares	Value Realized
	Type of	Acquired on Vesting	on Vesting
Name	Award	(#)	($)
Mr. Hickey	RS	60,000	$1,339,200
	09PSU2	318,404	8,103,382
Mr. Kelsey	RS	16,000	343,840
	09PSU2	97,254	2,475,114
Mr. Baker	RS	12,000	246,960
	09PSU2	58,690	1,493,661
Mr. Deily	09PSU2	68,728	1,749,128
Mr. Deméautis	RSU	12,000	246,960
	09PSU2	74,386	1,893,124

The value of awards of restricted stock (RS) and restricted stock units (RSU) is based on the closing price of common stock on the vesting date or, if the vesting date were not a trading date, the first trading day prior to the vesting date. RS and RSU awards vested on May 17, 2010 for Mr. Hickey, April 12, 2010 for Mr. Kelsey, and May 7, 2010 for Messrs. Baker and Deméautis. In all cases except for Mr. Deméautis, the Company withheld a portion of the vested shares to cover withholding taxes due upon vesting of shares of restricted stock.

The 2009 two year PSU (09PSU2) awards represent the actual number of shares earned for the performance period from January 1, 2009 through December 31, 2010 that vested on December 31, 2010. The values for such awards are based on the closing price of common stock on December 31, 2010 of $25.45 per share and represent 200% of target. Mr. Hickey’s award was subject to the share cap applicable to PSU awards, as discussed in footnote 3 to the Grants of Plan-Based Awards in 2010 table above.

Pension Benefits in 2010

Mr. Deméautis.  The table below shows information regarding Mr. Deméautis’s 2010 pension benefit.

Payments
			Present	During
		Number of	Value of	Last
		Years Credited	Accumulated	Fiscal
		Service	Benefit	Year
Name	Plan Name	(#)	($)	($)

Mr. Deméautis	Retirement indemnity	29.5	$546,217	$0

Mr. Deméautis is eligible for a retirement indemnity that is provided to all management employees of our French subsidiary Sealed Air S.A.S. under the applicable collective bargaining agreement. The retirement indemnity provides for a lump sum payment at retirement in the amount of 15 months of compensation, where the monthly compensation is based on the average monthly cash compensation (salary plus bonus payments) during the final 12 months of employment. The normal retirement age is 65, but the retirement indemnity is available starting at age 60 with at least 40 years of employment. Mr. Deméautis would not have been eligible to receive a retirement indemnity if he had retired on December 31, 2010, as he did not then meet the minimum age and service levels to receive the retirement indemnity.

The present value of Mr. Deméautis’s accumulated benefit at December 31, 2010 was calculated assuming a discount rate of 5.0%. Other relevant assumptions, including the calculation methodology, were as prescribed by the French Government.

Mr. Deily.  Mr. Deily participates in the Sealed Air Corporation Restoration Plan for Cryovac Employees, a tax-qualified defined benefit plan that covers the employees of our Cryovac operations who participated in a defined benefit plan maintained by a prior employer immediately prior to March 31, 1998.

Payments
			Present	During
		Number of	Value of	Last
		Years Credited	Accumulated	Fiscal
		Service	Benefit	Year
Name	Plan Name	(#)	($)	($)

Mr. Deily	Restoration Plan for Cryovac Employees	28.1	$0	$0

The Restoration Plan for Cryovac Employees provides a retirement benefit that is based on the amount by which the benefit assuming the participant had remained in the prior employer’s defined benefit plan until retirement exceeds assumed benefits under our Profit-Sharing Plan plus the accrued benefit as of March 31, 1998 under the prior employer’s plan. This calculation resulted in an accumulated benefit for Mr. Deily of $0 at December 31, 2010.

The number of years of credited service at December 31, 20109 includes service with the prior employer of 15.2 years for Mr. Deily. The present value of the accumulated benefit at December 31, 2010 is calculated assuming a retirement age of 65. The Restoration Plan for Cryovac Employees provides for normal retirement at age 65 and early retirement at age 55. Mr. Deily is not eligible for early retirement as he has not yet reached age 55. Benefits are generally paid as a single life annuity, but benefits can be paid in other forms, including joint and survivor annuities and straight life annuities, although the value of each form of payment is the same.

The normal retirement benefit is a monthly amount equal to the excess of (i) the sum of 1% of the average of the annual compensation for the highest five consecutive 12-month periods during the last 15 years of service (the final average compensation) plus 0.4 of 1% of the final average compensation in excess of the average Social Security wage bases during the 35 years ending with the year in which the participant attains Social Security retirement age, multiplied by the years of credited service, over (ii) the accrued monthly benefit as of March 31, 1998 under the defined benefit plan maintained by the prior employer plus the participant’s assumed accrued benefit under our Profit-Sharing Plan. The early retirement benefit is calculated in a similar manner after applying actuarial equivalent factors to the calculation described in (i) of the preceding sentence and based on the early retirement factors in effect on March 31, 1998 under the defined benefit plan maintained by the prior employer. The participant’s assumed accrued benefit under our Profit-Sharing Plan is determined by crediting 8.5% interest to our contribution to the Profit-Sharing Plan each year from the date of contribution to the date of determination, summing all of these adjusted contributions, and converting the result to an annual benefit payable for the life of the participant. The Restoration Plan for Cryovac Employees also provides a pre-retirement death benefit in the amount of 75% of the normal retirement benefit under a 75% joint and survivor annuity that would commence on the participant’s 65th birthday.

Nonqualified Defined Contribution and Other Deferred Compensation Plans

None of the named executive officers participates in a nonqualified defined contribution or nonqualified deferred compensation plan.

Payments Upon Termination or Change in Control

We do not have any severance programs or agreements covering any of our named executive officers, except for the arrangements described below and benefits generally available to salaried employees, also noted below. We also have no programs or agreements providing any payments or benefits to our named executive officers in connection with a change in control, except as part of our equity compensation awards as discussed in more detail below. The following describes arrangements that address cash payments or other benefits to certain of our named executive officers following termination of employment:

•	Non-Compete and Confidentiality Agreements: When he was hired, Mr. Kelsey signed a Non-Compete and Confidentiality Agreement. See the discussion above in “Compensation Discussion and Analysis—Employment, Severance and Change in Control Arrangements” for more details. Under this agreement, the executive would be entitled to two months’ salary as consideration for the non-compete and other covenants benefiting the Company contained in the agreement, payable in case of any termination of employment by the Company other than for gross misconduct. Amounts are not payable in case of voluntary resignation, retirement, disability or death while employed. The amount each named executive officer would have received had his employment been terminated as of December 31, 2010 by the Company (other than for gross misconduct) is as follows: Mr. Hickey—$0; Mr. Kelsey—$77,500; Mr. Baker—$0; Mr. Deily—$0; and Mr. Deméautis—$0.

•	Discount on Car Purchases: The Company generally permits a retiring employee in the U.S. who had the use of a Company-leased car while employed to purchase the car at a discount to fair market value. Employees who leave employment for any other reason are not generally eligible for this benefit. This benefit is not provided to employees of Sealed Air S.A.S, including Mr. Deméautis. See the discussion under “Compensation Discussion and Analysis—Perquisites and Other Personal Benefits” for more details. The discount each named executive officer would have received had he retired as of December 31, 2010 is as follows: Mr. Hickey—$10,517; Mr. Kelsey—$13,300; Mr. Baker—$9,975; Mr. Deily—$7,420; Mr. Deméautis—$0.

•	Termination Indemnity for French Management Employees: Mr. Deméautis is eligible for a termination indemnity that is provided to all management employees of Sealed Air S.A.S. under the applicable collective bargaining agreement. The termination indemnity would be paid upon termination by his employer other than for gross misconduct. It would not be paid if he were to voluntarily resign, retire or die while employed. If he were to become disabled while employed, his employer could either terminate his employment and pay the termination indemnity or permit him to remain employed until he was eligible for retirement. In the latter case, during the remainder of his employment, he would receive Social Security benefits from the French government, supplemented modestly by his employer for the first 90 days, and then at retirement he would receive the retirement indemnity described above under “Pension Benefits in 2010.” The amount of the termination indemnity that would have been payable to Mr. Deméautis if his employment had been terminated as of December 31, 2010 by the Company other than for gross misconduct or due to his disability was $579,416.

Our incentive award programs include provisions addressing the extent to which the award becomes vested and payable or is forfeited upon termination of employment. The following briefly describes the key features of these provisions. See also “Description of Annual and Long Term Incentive Awards in the Summary Compensation Table and the Grants of Plan-Based Awards in 2010 Table” above for more details.

•	Annual Bonus Awards: Under the Annual Incentive Plan, employees must remain employed through the applicable payment date in order to be entitled to receive an annual bonus for a year; otherwise, payment of the annual bonus is at the discretion of the Company. Bonuses are paid during the month of March for the prior year, so termination of the named executive officers as of the end of 2010 would have meant that they were not entitled to receive a cash bonus or SLO award based on 2010 performance. For 2010, the Company’s usual practice for employees in the United States was to pay an annual bonus in the event of termination of employment as of the end of the year due to death, disability or retirement and not to pay an annual bonus in the case of involuntary termination due to gross misconduct. With respect to a voluntary resignation or other involuntary termination, the payment of an annual bonus is discretionary depending on the circumstances. For management employees of Sealed Air S.A.S. who remain employed through the end of the year, including Mr. Deméautis, annual bonus awards are generally withheld if employment is terminated at the end of the year due to gross misconduct and paid if employment is terminated at that time for any other reason.

The annual bonus paid (as cash and/or SLO award) under the Annual Incentive Plan to each named executive officer for 2010 was as follows: Mr. Hickey—$135,000; Mr. Kelsey—$141,235; Mr. Baker—$95,402; Mr. Deily—$102,800; and Mr. Deméautis—$80,793. These amounts may not represent the amounts that would have been awarded if the named executive officers had terminated employment at the end of 2010 for any of the reasons noted above.

•	Restricted Stock and Restricted Stock Units: These awards will vest in case of death or disability before the scheduled vesting date and will generally forfeit for any other termination of employment before the scheduled vesting date with four exceptions. First, SLO awards that have been awarded as restricted stock units after the end of the performance year will vest in full upon retirement. Second, restricted stock shares or units awarded before May 2008 will vest upon a change in control. Third, restricted stock shares or units awarded in or after May 2008 will vest upon a termination of employment by the Company without cause or by the executive with good reason that occurs within two years after a change in control. Fourth, within 90 days following the date of termination, the Compensation Committee can waive the forfeiture of restricted stock or units.

•	Performance Share Units: Termination of employment before the end of the performance period generally results in the forfeiture of any outstanding PSU awards with two exceptions. First, in case of death, disability or retirement before the end of the performance period, a pro rata number of the PSUs will become payable after the end of the performance period, based on the actual performance results for the performance period. Second, in case of a change in control of the Company followed within two years by a termination of employment by the Company without cause or by the executive with good reason, a pro rata number of the PSUs will become payable as of the date of termination based on target performance (or actual performance through the quarter prior to the change in control, if greater).

The following table shows the amounts that would have been payable to the named executive officers under these equity award programs for a termination of employment as of December 31, 2010, based on the closing price of the Company’s common stock of $25.45 as of that date:

	Type of	Death or	Involuntary for		Involuntary		CIC – single	CIC + qualifying
Name	award	disability	gross misconduct		(all others)	Voluntary	trigger[1]	termination[1]
Mr. Hickey	RS/RSUs	$1,628,800	$0		$0	$0	$0	$1,628,800
	SLOs[2]	1,450,879	1,450,879	[4]	1,450,879	1,450,879	0	1,450,879
	PSUs[3]	6,773,484	0		6,773,484	6,773,484	0	6,773,484
Mr. Kelsey	RS/RSUs	101,800	0		0	0	101,800	0
	SLOs[2]	206,017	0		0	0	0	206,017
	PSUs[3]	1,997,664	0		0	0	0	1,997,664
Mr. Baker	RS/RSUs	254,500	0		0	0	0	254,500
	SLOs[2]	135,089	135,089	[4]	135,089	135,089	0	135,089
	PSUs[3]	1,176,774	0		1,176,774	1,176,774	0	1,176,774
Mr. Deily	RS/RSUs	916,200	0		0	0	101,800	814,400
	SLOs[2]	126,639	126,639	[4]	126,639	126,639	0	126,639
	PSUs[3]	1,370,856	0		1,370,856	1,370,856	0	1,370,856
Mr. Deméautis	PSUs[3]	1,475,760	0		1,475,760	1,475,760	0	1,475,760

[1]	The amounts shown in the column labeled “CIC–single trigger” represent the amounts that would have been paid to the named executive officers if a change in control had occurred at the end of 2010 without termination of their employment. The amounts shown in the column labeled “CIC + qualifying termination” represent the additional amounts that would have been paid to the named executive officers if a change in control had occurred within the two-year period ending December 31, 2010 and a qualifying termination of employment had occurred at the end of 2010.

[2]	The amounts shown in these rows represent the amounts that would have been paid to the named executive officer connection with the 2009 SLO award for Mr. Hickey and the 2008 and 2009 SLO awards for Messrs. Kelsey, Baker and Deily.

[3]	The amounts shown in these rows represent the amounts that would have been paid to the named executive officer in connection with their 2009 three-year PSU awards assuming maximum performance under the principal performance goal for the applicable performance period, including for the column labeled “CIC + qualifying termination,” which assumes maximum performance in accordance with the change in control provisions of the 2005 Contingent Stock Plan. These amounts also assume target performance under the principal performance goals for the 2010 three-year PSU awards.

Messrs. Hickey, Baker, Deily and Deméautis are retirement-eligible under the terms of these PSU awards, so any voluntary or involuntary termination of employment on December 31, 2010 would be treated as a retirement except for an involuntary termination for gross misconduct. Mr. Kelsey was not retirement-eligible at the end of 2010.

[4]	SLO awards held by retirement-eligible officers are not forfeited upon an involuntary termination for gross misconduct. However, depending on the circumstances, the Recoupment Policy might require the named executive officer to reimburse the Company for all or part of this award.

The benefits described or referenced above are in addition to benefits available generally to salaried employees of the Company upon termination of employment, such as, for employees in the United States, distributions under the Sealed Air Corporation 401(k) Thrift Plan and the Profit-Sharing Plan of Sealed Air Corporation, non-subsidized retiree medical benefits, disability benefits and accrued vacation pay and, for Mr. Deméautis, benefits under the Sealed Air S.A.S. Participation and other generally available health and welfare benefits for employees of Sealed Air S.A.S.

Equity Compensation Plan Information

The following table provides information as of December 31, 2010 with respect to shares of common stock that may be issued under the 2005 Contingent Stock Plan of Sealed Air Corporation and the Sealed Air Corporation 2002 Stock Plan for Non-Employee Directors.

		Weighted-Average	Number of Securities
	Number of Securities to be	Exercise Price of	Remaining Available for
	Issued Upon Exercise of	Outstanding	Future Issuance Under
	Outstanding Options,	Options,	Equity Compensation
	Warrants and Rights	Warrants, and Rights	Plans[1]
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by stockholders[2]	3,235,994	—	1,810,851
Equity compensation plans not approved by stockholders	—	—	—

Total[2]	3,235,994	—	1,810,851

[1]	Excludes securities reflected in column (a).

[2]	Consists of the 2005 Contingent Stock Plan of Sealed Air Corporation and the 2002 Stock Plan for Non-Employee Directors. Column (a) includes the following as of December 31, 2010:

•	1,263,456 restricted stock units awarded under the 2009 two-year PSU award. This number reflects an assumption that such awards are paid out based upon the achievement of the highest level of performance conditions, resulting in an award equal to 200% of the target.

•	1,253,778 restricted stock units awarded under the 2009 three-year PSU award. This number reflects an assumption that such awards are paid out based upon the achievement of the highest level of performance conditions, resulting in an award equal to 200% of the target.

•	476,829 restricted stock units awarded under the 2010 three-year PSU award. This number reflects an assumption that such awards are paid out based upon the achievement of the target level of performance conditions, resulting in an award equal to 100% of the target.

•	115,400 shares of restricted stock and restricted stock units awarded under the 2005 Contingent Stock Plan but not yet issued as of December 31, 2010.

•	51,474 restricted stock shares and restricted stock units awarded as 2010 SLO awards.

•	75,057 deferred stock units held by non-employee directors.

There is no exercise price for shares or units awarded under the 2005 Contingent Stock Plan. There was no exercise price for deferred stock units credited to the accounts of non-employee directors in 2010. As of December 31, 2010, there were 1,761,303 shares available for future awards under the 2005 Contingent Stock Plan and 49,548 shares available for future awards under the 2002 Directors Stock Plan.

Advisory Vote on Executive Compensation (Proposal 10)

The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables our stockholders to vote to approve, on an advisory or non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules.

Our compensation program is intended to provide appropriate and balanced incentives toward achieving our annual and long-term strategic objectives, to support a performance oriented environment based on the attainment of goals and objectives intended to benefit us and our stockholders and to create an alignment of interests between our executives and our stockholders. This approach has resulted in our ability to motivate our existing executives and to attract new executives with the skills and attributes that we need. Please refer to “Executive Compensation—Compensation Discussion and Analysis—Summary of Compensation Programs” for an overview of the compensation of our named executive officers.

We are asking for stockholder approval of the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules, which disclosures include the disclosures under “Executive Compensation—Compensation Discussion and Analysis,” the compensation tables and the narrative discussion following the compensation tables. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the policies and practices described in this proxy statement.

Accordingly, stockholders are being asked to vote on the following resolution:

RESOLVED, that the stockholders of Sealed Air Corporation approve, on an advisory basis, the overall executive compensation philosophy, policies and practices of the Company as disclosed in this proxy statement.

This vote is advisory and therefore not binding on the Company, the Compensation Committee or the Board of Directors. However, the Board of Directors and the Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Recommendation of the Board of Directors

Our Board of Directors recommends a vote FOR the approval of our overall executive compensation philosophy, policies and practices as disclosed in this proxy statement.

Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation (Proposal 11)

The Dodd-Frank Act also enables our stockholders to vote, on an advisory or non-binding basis, on how frequently they would like to cast an advisory vote on the compensation of our named executive officers. By voting on this proposal, stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every one, two, or three years.

After careful consideration of the frequency alternatives, the Board of Directors believes that advisory votes on our executive officer compensation should be conducted every year so that stockholders may annually express their views on the Company’s executive compensation program in a timely manner and provide ongoing communication with our Compensation Committee and our Board of Directors on executive compensation and corporate governance matters.

The Board of Directors will carefully consider the outcome of the vote when making future decisions regarding the frequency of advisory votes on executive compensation. However, because this vote is advisory and not binding, the Board of Directors may decide that it is in the best interests of the Company and its stockholders to hold an advisory vote more or less frequently than the alternative that is selected by our stockholders.

Recommendation of the Board of Directors

Our Board of Directors recommends a vote for the approval of an ANNUAL advisory vote on the compensation of our named executive officers.

Approval of the Amended 2005 Contingent Stock Plan of Sealed Air Corporation (Proposal 12)

The Compensation Committee and our Board of Directors amended the 2005 Contingent Stock Plan of Sealed Air Corporation (the “2005 Contingent Stock Plan”) on February 17, 2011, and the Board of Directors is submitting the amended 2005 Contingent Stock Plan to our stockholders for approval. The sole purpose for the amendment of the 2005 Contingent Stock Plan and the request for stockholder approval at this time is to increase the number of shares of common stock reserved for issuance under the 2005 Contingent Stock Plan from 8,000,000 shares to 12,000,000 shares.

Background

On May 20, 2005, the Company’s stockholders approved the 2005 Contingent Stock Plan of Sealed Air Corporation (the “2005 Contingent Stock Plan”). The 2005 Contingent Stock Plan has been further amended since then, including amendments approved by the Company’s stockholders on May 20, 2008. The 2005 Contingent Stock Plan provides for awards of equity-based compensation, including restricted stock, restricted stock units, performance share units, stock leverage opportunity (SLO) awards and cash awards measured by share price, to executive officers and other key employees of the Company and its subsidiaries, as well as to U.S.-based key consultants to the Company. The 2005 Contingent Stock Plan is intended to provide and has provided an incentive to permit those officers, employees and consultants responsible for the Company’s growth to share directly in that growth, to motivate them by means of appropriate incentives to achieve the Company’s long-range goals, and to further the identity of their interests with those of the stockholders of the Company.

The Compensation Committee and the Board of Directors wish to continue the operation of the 2005 Contingent Stock Plan by authorizing additional shares of common stock for awards under the 2005 Contingent Stock Plan.

Description of the Material Terms of the 2005 Contingent Stock Plan as Amended

The 2005 Contingent Stock Plan is set forth in Annex D, which is incorporated herein by reference. The principal provisions of the 2005 Contingent Stock Plan are summarized below:

Administration.  The 2005 Contingent Stock Plan is administered by the Compensation Committee, which comprises at least three non-employee directors, none of whom may receive any awards under the 2005 Contingent Stock Plan. The Compensation Committee selects participants to receive awards and determines the time, types and sizes of awards to be granted and the terms and conditions of awards. The Compensation Committee may also condition awards under the 2005 Contingent Stock Plan upon achievement of performance measures under any other plan adopted by the Company, including the Performance-Based Compensation Program, described below.

Participants.  The Compensation Committee may grant awards other than performance share units to any officer, key employee or U.S.-based consultant of the Company or any of its direct or indirect subsidiaries in which the Company holds a significant interest. Performance share units may only be granted to officers or key employees.

Shares Available.  At the time of its adoption in 2005, the 2005 Contingent Stock Plan provided for the issuance of 5,000,000 shares of Common Stock, as adjusted for a two-for-one stock split in 2007, which is subject to further adjustment by the Compensation Committee in the event of future changes in corporate capitalization or corporate transactions. The 2008 amendment to the 2005 Contingent Stock Plan provided for the issuance of an additional 3,000,000 shares of common stock, or a total of 8,000,000 shares of common stock, which is subject to adjustment as provided in the preceding sentence. The proposed amendment to the 2005 Contingent Stock Plan will increase the number of shares that can be issued to 12,000,000, subject to any adjustments as noted previously. Shares of common stock that are reacquired by the Company or are never issued due to a forfeiture (described below) or are reacquired by the Company or withheld in satisfaction of tax withholding with respect to an award again become available for awards under the 2005 Contingent Stock Plan. Cash awards do not count against the total amount of common stock that may be issued under the 2005 Contingent Stock Plan.

As of December 31, 2010, there were approximately 1,761,303 shares of common stock available for future awards under the 2005 Contingent Stock Plan. Approval of the amended 2005 Contingent Stock Plan by the stockholders will increase the number of shares currently available for equity-based compensation to officers, key employees and key U.S.-based consultants by an additional 4,000,000 shares, or approximately 2.5% of the issued and outstanding shares of common stock as of March 21, 2011.

Awards.  The awards that may be granted under the 2005 Contingent Stock Plan are described below:

Restricted Stock:  an award of shares of common stock that is subject to a risk of forfeiture during a vesting period of at least three years, as determined by the Compensation Committee. As noted previously, SLO awards are subject to a two-year vesting period. Also, the 2005 Contingent Stock Plan will permit the Compensation Committee to approve exceptions to the three-year vesting period in connection with recruitment of an employee or as a result of a business combination or acquisition. A participant receiving restricted stock is the beneficial owner of such shares with the right to receive dividends and to vote the shares during the vesting period.

Restricted Stock Units:  an award of a right to receive shares of common stock at the end of a vesting period of at least three years, as determined by the Compensation Committee, and subject to a risk of forfeiture during the vesting period. As noted above in connection with restricted stock awards, SLO awards and certain other awards are not subject to the three-year minimum vesting period. The Compensation Committee may provide that restricted stock units receive cash dividend equivalents payable in cash during the vesting period, but a participant holding restricted stock units will not have the right to vote the shares covered by the award until the shares have been issued to the participant following the end of the vesting period.

Cash Award:  an award payable in cash measured by the value of a specific number of shares of common stock at the end of a vesting period of at least three years, as determined by the Compensation Committee, and subject to a risk of forfeiture during the vesting period. Cash awards may not be made during any calendar year measured in the aggregate by more than 200,000 shares of common stock. The Compensation Committee is permitted to approve exceptions to the three-year vesting period in connection with recruitment of an employee or as a result of a business combination or acquisition. These awards are primarily made outside of the U.S. to participants in a limited number of countries.

Performance Share Units:  an award subject to a vesting period and to achievement of performance goals, as determined by the Compensation Committee, that provides for the right to receive a specified number of shares of common stock for each performance share unit at the end of the vesting period and upon achievement of the performance goals. The number of shares of common stock that may be issued to a participant with respect to performance share unit awards during any calendar year is two-tenths of 1% (0.2%) of the issued and outstanding shares of the common stock on January 1 of such calendar year. For 2011, that would amount to approximately 318,404 shares of common stock. The Compensation Committee may provide that performance share unit awards receive cash dividend equivalents earned during the performance or vesting periods and payable in cash, but a participant holding a performance share unit award will not have the right to vote the shares covered by the award until the shares have been issued to the participant following the end of the performance and vesting periods.

Vesting; Change in Control.  A vesting period will end earlier than the period determined by the Compensation Committee upon the death or disability of the participant or if the participant’s employment with the Company terminates within the two year period following a change in control as defined in the 2005 Contingent Stock Plan if such termination is by the Company without cause or by the participant for good reason (as such terms are defined in the 2005 Contingent Stock Plan). The 2005 Contingent Stock Plan also provides that, for a change in control during the performance period applicable to a performance share unit award, a pro rata payment on account of that award will be made if the participant’s employment terminates under the circumstances described in the preceding sentence.

Neither an award nor any interest in an award can be sold, transferred, pledged or encumbered until the vesting period has ended without forfeiture of the award. Termination of a participant’s employment (or retention as a consultant, if applicable) during the vesting period will result in the forfeiture of the award unless the Compensation Committee affirmatively determines not to seek forfeiture of all or part of the award within 90 days following such termination.

Performance Measures.  The Compensation Committee may establish performance goals under the 2005 Contingent Stock Plan applicable to an award of performance share units. Goals may be established on a corporate-wide basis or with respect to one or more business units, divisions or subsidiaries, and may be either in absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies. For the purpose of determining whether a goal has been attained, the Compensation Committee may exclude the impact of charges, credits and related costs for restructurings, discontinued operations, extraordinary items, debt redemption or retirement, and the cumulative effects of accounting changes, each as defined by U.S. generally accepted accounting principles, and other unusual or non-recurring items as defined by the Compensation Committee when the goals are established. For awards of performance share units that are intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code, the grant of the award and all other determinations related to the award by the Compensation Committee must comply with the applicable requirements of Section 162(m).

Other Information.  The Compensation Committee may amend or terminate the 2005 Contingent Stock Plan, except that the Compensation Committee may not, without further approval of the stockholders, expand the number of shares available for issuance under the 2005 Contingent Stock Plan or the classes of individuals eligible for awards under the 2005 Contingent Stock Plan. In addition, if the Securities Exchange Act of 1934 or the rules of the New York Stock Exchange require the Company to obtain approval of the stockholders for any amendment, then the Company will seek such approval. If the proposed amendment to the 2005 Contingent Stock Plan is approved by the stockholders, the Company expects to file a registration statement under the Securities Act of 1933 with respect to the 4,000,000 additional shares of common stock that may be issued under the 2005 Contingent Stock Plan.

The 2005 Contingent Stock Plan has a term of ten years from the date of its initial approval by the Company’s stockholders on May 20, 2005, although the 2005 Contingent Stock Plan will terminate earlier if no shares of common stock remain available for awards under the 2005 Contingent Stock Plan. Upon termination of the 2005 Contingent Stock Plan, any awards then outstanding shall remain in effect in accordance with their terms.

New Plan Benefits

None of the additional shares of common stock subject to the proposed amendment to the 2005 Contingent Stock Plan will be issuable in connection with any award granted prior to stockholder approval of the amendment. Future awards under the 2005 Contingent Stock Plan are subject to the discretion of the Compensation Committee, and therefore it is not possible to identify the persons who will receive awards under the 2005 Contingent Stock Plan in the future, nor the amount of any such future awards.

The Board of Directors recommends a vote FOR the amended 2005 Contingent Stock Plan of Sealed Air Corporation.

Approval of the Amended Sealed Air Corporation 2002 Stock Plan for Non-Employee Directors (Proposal 13)

Our Board of Directors approved an amendment to the 2002 Stock Plan for Non-Employee Directors (the “2002 Directors Stock Plan”) on February 17, 2011, to increase the number of shares of common stock reserved for issuance under the 2002 Directors Stock Plan from 200,000 shares to 400,000 shares. subject to the approval of our stockholders. We are submitting the amended 2002 Directors Stock Plan to our stockholders for approval of such amendment.

Background

Our 2002 Stock Plan For Non-Employee Directors was approved by our stockholders on May 17, 2002, and subsequently amended by the Board of Directors in the fourth quarter of 2009 and the second quarter of 2010. Each non-employee director of the Company is eligible to receive retainers under the 2002 Directors Stock Plan. With respect to the current nominees for election to the Board of Directors at the Annual Meeting, every nominee except Mr. Hickey (a total of eight nominees) would be eligible to receive a retainer under the 2002 Directors Stock Plan.

Description of the Material Terms of the 2002 Directors Stock Plan as Amended

The amended 2002 Directors Stock Plan is set forth in Annex E, which is incorporated herein by reference. The principal provisions of the amended 2002 Directors Stock Plan are summarized below, with the amendment noted:

Retainers.  The 2002 Directors Stock Plan provides for payment in shares of common stock of all or a portion of the retainers paid to each non-employee director for serving as a director of the Company. Annual retainers are paid to each non-employee director elected at our annual meeting, and interim retainers are paid to a non-employee director elected at any other time. We pay at least half of each retainer, whether annual or interim, in shares of common stock and the remainder in cash, provided that each non-employee director can elect, prior to becoming entitled to the retainer, to receive the entire retainer in shares of common stock.

Under the 2002 Directors Stock Plan, the Board of Directors sets the amount of the annual retainer prior to each annual meeting. Upon adjournment of the annual meeting, each non-employee director who has been elected a director at that annual meeting is entitled to receive an annual retainer. A non-employee director who is elected other than at an annual meeting is entitled to an interim retainer on the date of election. The interim retainer is a pro rata portion of the annual retainer to reflect less than a full year of service.

The Board of Directors can establish annual retainers based on a fixed number of shares of common stock, a fixed amount of cash, or a combination of shares of common stock and cash, with at least half of each retainer, whether annual or interim, in shares of common stock and the remainder in cash. The number of shares of common stock issued as all or part of an annual retainer is calculated by dividing the amount payable in shares of common stock by the closing price of the common stock on the annual meeting date or, if no sales occurred on that date, the closing price on the most recent prior day on which a sale occurred (the “Fair Market Value Per Share”). The number of shares issued as all or part of an interim retainer is the amount payable in shares of common stock divided by the Fair Market Value Per Share on the date of election. If any calculation would result in a fractional share of common stock being issued, then the number of shares to be issued will be rounded up to the nearest whole share. No fractional shares of common stock will be issued under the 2002 Directors Stock Plan.

Each grant of common stock pursuant to the 2002 Directors Stock Plan is contingent upon and subject to the execution by the non-employee director of a document agreeing to hold the shares of common stock covered by such grant in accordance with the terms and conditions of the 2002 Directors Stock Plan.

The Sealed Air Corporation Deferred Compensation Plan for Directors permits a non-employee director to elect to defer all or part of the director’s annual or interim retainer subject to the terms of such Plan.

Restrictions on Transfer.  A director may not sell, transfer or encumber shares of common stock issued under the 2002 Directors Stock Plan while the director serves on the Board of Directors, except that a non-employee director may make gifts of shares issued under the 2002 Directors Stock Plan to family members or to trusts or other forms of indirect ownership so long as the non-employee director would be deemed a beneficial owner of the shares with a direct or indirect pecuniary interest in the shares and would retain voting and investment control over the shares while the non-employee director remains a director of the Company and the transferee executes an agreement agreeing to be bound by the restrictions applicable to such shares. The restrictions on the disposition of shares issued pursuant to the 2002 Stock Plan terminate upon the occurrence of specified events related to a change of control of the Company.

Available Shares and Adjustments.  The 2002 Directors Stock Plan authorizes the issuance of up to 200,000 shares of common stock for awards under the Plan. As of December 31, 2010, there were approximately 49,548 shares of common stock available for future grants, under the 2002 Directors Stock Plan. The proposed amendment to the 2002 Director Stock Plan increases the number of shares authorized for issuance under the Plan to 400,000 shares of common stock. The number and class of shares issuable under the 2002 Directors Stock Plan and the number of shares to be delivered as part or all of a retainer are subject to adjustment by the Board in the event of changes in the common stock of the Company by reason of any stock dividend, split-up, combination of shares, reclassification, recapitalization, merger, consolidation, reorganization or liquidation.

Amendment and Termination of Plan.  The Board of Directors may from time to time amend the 2002 Directors Stock Plan or discontinue the Plan or any provisions thereof. However, no amendment or modification of the Plan may, without the approval of the stockholders of the Company, (i) increase the number of shares of Common Stock available for issuance under the Plan, (ii) modify the requirements as to eligibility for participation under the Plan; or (iii) change the provision of the Plan that deals with amendment or termination of the Plan.

Other information.  If the proposed amendment to the 2002 Directors Plan is approved by the stockholders, the Company expects to file a registration statement under the Securities Act of 1933 with respect to 200,000 additional shares of common stock that may be issued under the 2002 Directors Stock Plan.

New Plan Benefits

Currently, there are eight non-employee directors or nominees who are eligible to participate in the 2002 Directors Stock Plan in 2011. Because the number of shares of stock subject to awards to be granted at the 2011 Annual Meeting of Stockholders is based on the fair market value of our common stock on the date of the Annual Meeting of Stockholders, such number is not currently determinable. Each eligible non-employee director will be compensated as described above under the Section entitled “Director Compensation.”

The 2011 annual retainer payable to each non-employee director is $70,000 payable in shares of common stock and $60,000 payable in cash (or in shares of common stock at the election of each non-employee director). The annual retainer payable to each non-employee director in 2011 is not contingent upon the approval of this amendment by the stockholders.

The Board of Directors recommends a vote FOR this proposal.

Selection of Independent Auditor (Proposal 14)

The Audit Committee has approved the retention of KPMG LLP, an Independent Registered Public Accounting Firm, as the independent auditor of Sealed Air to examine and report on the Company’s consolidated financial statements and the effectiveness of the Company’s internal control over financial reporting for the fiscal year ending December 31, 2011, subject to ratification of the retention by the stockholders at the Annual Meeting. KPMG has acted as the independent auditor of Sealed Air since 1998, and the Audit Committee considers the firm to be well qualified. In the absence of contrary specification, the Proxy Committee will vote proxies received in response to this solicitation in favor of ratification of the appointment.

We expect that representatives of KPMG will be present at the Annual Meeting. The KPMG representatives will have the opportunity to make a statement if they desire to do so, and we expect that they will be available to respond to appropriate questions.

The Board of Directors recommends a vote FOR this proposal.

Principal Independent Auditor Fees

The following table sets forth the aggregate fees billed to the Company by KPMG LLP for professional services rendered for the fiscal years ended December 31, 2010 and 2009:

	2010	2009

Audit Fees[1]	$6,030,000	$6,381,000
Audit-Related Fees[2]	79,000	87,000
Tax Fees[3]	614,000	1,012,000
All Other Fees	—	—

Total Fees	$6,723,000	$7,480,000

[1]	2010 and 2009 audit fees include services for the audit of the annual consolidated financial statements, audit of the effectiveness of internal control over financial reporting, review of quarterly consolidated financial statements, statutory audits, comfort letters and consents, and review of documentation filed with the SEC.

[2]	Includes services relating to the audits of our employee benefit plans and assistance with statutory matters in 2010 and 2009.

[3]	Includes global tax compliance services and services for special projects.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy that requires the Committee or a member of the Committee to pre-approve all engagements with Sealed Air’s independent auditor. Each year, the Audit Committee must approve the independent auditor’s retention to audit the Company’s financial statements, subject to ratification by the stockholders at the annual meeting. The Audit Committee also approves the estimated fees associated with the audit before the audit begins. The Audit Committee or a member of the Committee also pre-approves any engagement of an auditing firm other than the independent auditor to perform a statutory audit for any of our subsidiaries. The Audit Committee or its chair pre-approved all services provided by KPMG LLP during 2010.

Report of the Company’s Audit Committee

The Audit Committee of the Board is responsible for providing independent, objective oversight of our financial reporting processes and internal controls. The Audit Committee operates under a written charter approved by the Board of Directors. A copy of the current charter is available on the Company’s web site at www.sealedair.com.

Management is responsible for our system of internal control and financial reporting processes, for the preparation of consolidated financial statements in accordance with U.S. generally accepted accounting principles and for the annual report on our internal control over financial reporting. The independent auditor is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB) and for issuing a report on the financial statements and the effectiveness of our internal control over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee met with management and KPMG LLP, the independent auditor of Sealed Air, to review and discuss the December 31, 2010 audited consolidated financial statements. Our management represented that we had prepared the consolidated financial statements in accordance with U.S. generally accepted accounting principles. The Audit Committee discussed with KPMG the matters required by Statement on Auditing Standards No. 61, as amended, “Communication With Audit Committees.”

The Audit Committee received from KPMG the written communication that is required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” and the Audit Committee discussed with KPMG that firm’s independence. The Audit Committee also considered whether KPMG’s provision of non-audit services and the audit and non-audit fees paid to KPMG were compatible with maintaining that firm’s independence. On the basis of these reviews, the Audit Committee determined that KPMG has the requisite independence.

Management completed the documentation, testing and evaluation of our system of internal control over financial reporting as of December 31, 2010 as required by Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee received periodic updates from management and from KPMG at Committee meetings throughout the year and provided oversight of the process. Prior to filing the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 with the SEC, the Audit Committee also reviewed management’s report on the effectiveness of our internal control over financial reporting contained in our Form 10-K, as well as the Report of Independent Registered Public Accounting Firm provided by KPMG, also included in our Form 10-K. KPMG’s report included in our Form 10-K related to its audit of our consolidated financial statements and the effectiveness of our internal control over financial reporting.

Based upon the Audit Committee’s discussions with management and the independent auditor and the Audit Committee’s review of the information provided by and the representations of management and the independent auditor, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements as of and for the year ended December 31, 2010 be included in our Annual Report on Form 10-K for the year ended December 31, 2010, to be filed with the SEC. The Audit Committee also selected KPMG as our independent auditor for the fiscal year ending December 31, 2011, subject to ratification of the selection by our stockholders.

Audit Committee

Hank Brown, Chair
Michael Chu
Lawrence R. Codey
Patrick Duff
Kenneth P. Manning

Stockholder Proposals for the 2012 Annual Meeting

Our By-laws set forth the procedures you must follow in order to present any business at an annual meeting of our stockholders, other than proposals governed by Rule 14a-8 under the Securities Exchange Act of 1934, as amended. In addition to any other applicable requirements, for business to be properly brought before the 2012 annual meeting by a stockholder, the stockholder must have given timely notice thereof in proper written form including all required information to the Secretary of the Company at 200 Riverfront Boulevard, Elmwood Park, New Jersey 07407-1033, directed to the attention of the Secretary. To be timely, we must receive a stockholder’s notice to the Secretary at our principal office between January 19, 2012 and our close of business on February 18, 2012, provided that, if the 2012 annual meeting is called for a date that is not within 30 days before or 60 days after May 18, 2012, then the Company must receive the notice from the stockholder no later than the tenth day following the day on which the date of such meeting is publicly disclosed. We have posted a copy of our By-laws on our web site at www.sealedair.com. Our By-laws do not limit your ability to use the provisions of Rule 14a-8, which sets forth an alternative means of submitting proposals.

Delivery of Documents to Security Holders Sharing an Address

SEC rules permit the delivery of one annual report to security holders and proxy statement, or one Notice of Internet Availability of Proxy Materials, to two or more security holders who share an address unless we have received contrary instructions from one or more of the security holders. This delivery method is known as “householding.” Householding may provide printing and mailing cost savings. Any stockholder of record at a shared address to which a single copy of the documents was delivered who wishes to receive a separate copy of an annual report to security holders and proxy statement, or a separate Notice of Internet Availability of Proxy Materials, as applicable, can contact us by calling Shareholder Services at (201)791-7600, by sending a letter to Sealed Air Corporation, Shareholder Services, 200 Riverfront Boulevard Elmwood Park, NJ 07407 or by sending us an e-mail at investor.relations@sealedair.com and we will promptly deliver to you the requested documents. Stockholders of record who wish to receive separate copies of these documents in the future can also contact us as stated above. Stockholders of record who share an address and are receiving multiple copies of the annual reports to security holders and proxy statements or Notices of Internet Availability of Proxy Materials can contact us as stated above to request delivery of a single copy of such documents. Stockholders who hold their shares in “street name,” that is, through a bank, broker or other holder of record, and who wish to change their householding instructions or obtain copies of these documents should follow the instructions on their voting instruction forms or contact the holders of record.

Other Matters

The expenses of preparing, printing and mailing this notice of meeting and proxy material, making them available over the Internet, and all other expenses of soliciting proxies will be borne by us. Georgeson Inc. will solicit proxies by personal interview, mail, telephone, facsimile, e-mail, Internet or other means of electronic transmission and will request brokerage houses, banks and other custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of the common stock held of record by these persons. We will pay Georgeson a fee of $14,000 covering its services and will reimburse Georgeson for payments made to brokers and other nominees for their expenses in forwarding soliciting material. In addition, our directors, officers and employees, who will receive no compensation in addition to their regular salary or other compensation, may solicit proxies by personal interview, mail, telephone, facsimile, e-mail, Internet or other means of electronic transmission.

On behalf of the Board of Directors
H. Katherine White
Secretary

Elmwood Park, New Jersey
April 6, 2011

Annex A

SEALED AIR CORPORATION
STANDARDS FOR DIRECTOR INDEPENDENCE
October 23, 2008

Under the Corporate Governance Guidelines adopted by the Board of Directors of Sealed Air Corporation and the requirements of the New York Stock Exchange (NYSE), the Board of Directors must consist of a majority of independent directors. Its three standing committees—the Audit Committee, the Nominating and Corporate Governance Committee, and the Organization and Compensation Committee—are composed entirely of directors who are independent.

For a director to be deemed “independent,” the Board of Directors must affirmatively determine, based on all relevant facts and circumstances, that the director has no material relationships with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). To assist with the determination of independence, the Board of Directors has established categorical standards consistent with the corporate governance standards of the NYSE. These categorical standards require that, to be independent, a director may not have a material relationship with the Company. Even if a director meets all categorical standards for independence described below, the Board of Directors reviews all other relationships with the Company in order to conclude that each independent director has no material relationship with the Company.

The Board of Directors annually reviews the independence of all non-employee directors. The Company identifies the directors that it has determined to be independent and discloses the basis for that determination in its annual proxy statement for the election of directors.

Material Relationships with the Company

A director would be deemed to have a material relationship with the Company in any of the following circumstances:

•	the director is or has been within the last three years an employee, or has an immediate family member who is or has been within the last three years an executive officer, of the Company or any of its subsidiaries;

•	the director has received, or a member of the director’s immediate family has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the Company or any of its subsidiaries other than director and committee fees and pension or other forms of deferred compensation for prior service (provided that such compensation is not contingent in any way on continued service and provided further that compensation received by a director for former service as an interim chairman or executive officer or by an immediate family member for service as an employee other than an executive officer need not be considered);

•	(i) the director is, or has a member of the director’s immediate family who is, a current partner of a firm that is the internal or external auditor of the Company or any of its subsidiaries, (ii) the director is a current employee of such a firm, (iii) the director has an immediate family member who is a current employee of such a firm and who personally works on the audit of the Company or any of its subsidiaries, or (iv) the director was, or has a member of the director’s immediate family who was, within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the audit of the Company or any of its subsidiaries;

•	the director is employed, or has a member of the director’s immediate family who is employed, or has been within the last three years employed, as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation committee;

•	the director is an employee, or has a member of the director’s immediate family who is an executive officer, of another company that makes payments to, or receives payments from, the Company and its subsidiaries for property or services in an amount which, in any of the last three fiscal years, exceeded the greater of $1 million or 2% of such other company’s consolidated gross revenues; or

•	the director serves as an executive officer of a charitable organization to which the Company has contributed, in any one year within the preceding three years, in excess of the greater of $1 million or 2% of the charitable organization’s consolidated gross revenues.

Material Relationships with an Executive Officer

Consistent with the expectation that non-employee directors will not have professional or financial relationships (including side-by-side investments) that could impair their independence, a director will be deemed to have a material relationship with the Company and not be considered independent, if any of the following apply:

•	the director receives, or has an immediate family member who receives, any direct compensation from an executive officer or any immediate family member of an executive officer of the Company;

•	an entity affiliated with the director or with an immediate family member of a director receives any payment from any executive officer of the Company, other than in a routine, commercial or consumer transaction with terms no more favorable than those customarily offered to similarly-situated persons;

•	the director or an immediate family member of a director receives, or is affiliated with an entity that receives, any payment, whether direct or indirect, for legal, accounting, financial or other professional services provided to an executive officer of the Company or an immediate family member of an executive officer; and

•	the director or an immediate family member of a director is a current executive officer of a tax-exempt organization that receives contributions from an executive officer of the Company, in an amount that exceeds the lesser of $100,000 or 1% of the tax exempt organization’s consolidated gross revenues in that fiscal year.

Relationships That Are Not Material

A director generally will not be deemed to have a material relationship with the Company and will be considered independent, if any of the following, when viewed singularly, apply:

•	a transaction in which the director’s interest arises solely from the director’s position as a director of another corporation or organization that is a party to the transaction, and the director did not participate in furtherance or approval of the transaction and the transaction was negotiated on an arms’ length basis;

•	a transaction in which the director’s interest arises solely from the director’s ownership of an equity or limited partnership interest in the other party to the transaction, so long as the aggregate ownership of all directors, director nominees, executive officers and five percent stockholders of the Company (together with their immediate family members) does not exceed 5% of the equity or partnership interests in that other party;

•	a transaction in which the director’s interest arises solely from the director’s status as an employee or non-controlling equity owner of a company to which the Company was indebted at the end of the Company’s last full fiscal year in an aggregate amount not in excess of 5% of the Company’s total consolidated assets;

•	ownership by the director of equity or other securities of the Company, as long as the director is not the beneficial owner, directly or indirectly, of more than 10% of any class of the Company’s equity securities;

•	the receipt by the director of compensation for service as a member of the Board of Directors or any committee thereof, including regular benefits received by other non-employee directors;

•	any other relationship or transaction that is not listed above and in which the amount involved does not exceed $120,000;

•	any immediate family member of the director having any of the above relationships; and

•	any relationship between the Company and a non-immediate family member of the director.

Definitions

For purposes of these standards:

•	An “executive officer” means an “officer” for the purposes of Rule 16a-1(f) under the Securities Exchange Act of 1934.

•	An “immediate family member” includes a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than tenants and domestic employees) who shares such person’s home. When applying the three-year look-back provisions above, the Company need not consider individuals who are no longer immediate family members as a result of legal separation or divorce, or those who have died or become incapacitated.

Directors have an affirmative obligation to inform the Board of any material changes in their circumstances or relationships that may impact their designation by the Board as “independent.” This obligation includes all business relationships between, on the one hand, directors or members of their immediate family, and, on the other hand, the Company and its affiliates or members of senior management and their affiliates, whether or not such business relationships are subject to any other approval requirements of the Company.

Annex B

POLICY AND PROCEDURE FOR STOCKHOLDER NOMINATIONS TO THE BOARD

1.	The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders for open positions on the Board. This policy addresses the consideration of director candidates recommended by stockholders for nomination by the Board.

2.	Recommendations should be submitted to the Secretary of the Corporation in writing, along with a statement signed by the candidate acknowledging that:

a.	the candidate, if elected, will serve as a director of the Corporation and will represent all stockholders of the Corporation in accordance with applicable laws and the Corporation’s charter and by-laws; and

b.	the candidate, if elected, will comply with the Corporation’s Code of Conduct for directors, Corporate Governance Guidelines, and any other applicable rule, regulation, policy or standard of conduct applicable to the Board of Directors and its individual members.

In addition, each candidate must submit a fully completed and signed Questionnaire for Directors and Officers on the Corporation’s standard form and provide any additional information requested by the Corporation, including any information that would be required to be included in a proxy statement in which the candidate is named as a nominee for election as a director and information showing that the candidate meets the Board’s qualifications for nomination as a director and for service on the committees of the Board. Also, a candidate must be available for interviews with members of the Corporation’s Board as provided in the Corporation’s process for identifying and evaluating nominees for director.

3.	In addition to the information to be provided by the candidate, at the time of submitting the recommendation, the stockholder making the recommendation should submit the following information in writing:

a.	the name and address of the stockholder as they appear in the Corporation’s books and the class and number of shares of the Corporation’s stock held beneficially and of record by the stockholder; and

b.	a description of all arrangements or understandings among the stockholder and the candidate and any other persons (naming them) pursuant to which the recommendation is being made by the stockholder.

4.	A stockholder who wishes to recommend a candidate for election as a director at the next annual meeting of stockholders must submit the information described in items 2 and 3 above for receipt by the Secretary of the Corporation sufficiently in advance of the Board’s approval of nominations for the annual meeting to permit the Nominating and Corporate Governance Committee and the Board to complete its evaluation of the candidate, which will generally be no later than 120 days prior to the first anniversary of the Corporation’s previous annual meeting of stockholders.

5.	Candidates who are recommended by a stockholder at a time when there are no open positions on the Board and are considered qualified candidates by the Nominating and Corporate Governance Committee may be placed on the rolling list of candidates for open Board positions maintained by that Committee, generally for a period of up to 24 months from the date that the recommendation was received by the Secretary of the Corporation.

6.	Candidates recommended by stockholders will be evaluated by the Nominating and Corporate Governance Committee on the same basis as candidates identified by other means, including consideration of the qualifications for nomination to the Board most recently approved by the Board.

7.	Any director nomination submitted by a stockholder for presentation by the stockholder at an annual or special meeting of stockholders must be made in accordance with the advance notice requirements contained in Section 2.12 of the Corporation’s by-laws.

B-1

Annex C

QUALIFICATIONS FOR NOMINATION TO THE BOARD

The Nominating and Corporate Governance Committee will consider the following factors, at a minimum, in recommending to the Board potential new Board members or the continued service of existing members:

1.	Directors should be of the highest ethical character and share the values of Sealed Air Corporation as reflected in its Code of Conduct.

2.	Directors should be highly accomplished in their respective fields, with superior credentials and recognition.

3.	In selecting Directors, the Board should seek to achieve a mix of Board members that enhances the diversity of background, skills and experience on the Board, including with respect to age, gender, international background, ethnicity and specialized experience.

4.	Each Director should have relevant expertise and experience and be able to offer advice and guidance to the chief executive officer based on that expertise and experience.

5.	In selecting Directors, the Board should generally seek active and former executives of public companies and of other complex organizations, including government, educational and other not for profit institutions, or persons with specialized expertise in a discipline that is relevant to service as a Director of Sealed Air Corporation.

6.	The majority of Directors should be independent under applicable listing standards, Board and Committee guidelines and any applicable legislation.

7.	Each Director should be “financially literate,” and some should be considered “financial experts” as described in applicable listing standards, legislation and Audit Committee or Board guidelines.

8.	Each Director should have sound business judgment, be able to work effectively with others, have sufficient time to devote to the affairs of the Company, and be free from conflicts of interest. Also, all Directors should be independent of any particular constituency and be able to represent all stockholders of the Company.

9.	Each new Director should confirm his or her willingness and ability to serve for a number of years as a Director prior to retirement from the Board, although the Board has not adopted a retirement age for Directors.

10.	The Nominating and Corporate Governance Committee will also consider any other factors related to the ability and willingness of a new member to serve or an existing member to continue his or her service.

C-1

Annex D

2005 CONTINGENT STOCK PLAN
OF
SEALED AIR CORPORATION
As Proposed to Be Amended on May 18, 2011

Section 1.  Purpose.  The purpose of the 2005 Contingent Stock Plan of Sealed Air Corporation is to assist the Corporation and its Subsidiaries in attracting and retaining employees and U.S.-based consultants of outstanding competence by providing an incentive that permits those employees and consultants responsible for the Corporation’s growth to share directly in that growth, to motivate those employees and consultants by means of appropriate incentives to achieve the Corporation’s long-range goals, and to further the identity of their interests with those of the stockholders of the Corporation.

Section 2.  Definitions.  Capitalized terms used in this Plan have the meanings specified in this Section 2:

“Award” means a grant to a Participant of Restricted Stock, Restricted Stock Units, Performance Share Units or a Cash Award, or any combination thereof.

“Award Grant” means the written agreement confirming an Award and setting forth the terms and conditions thereof. Award Grants need not be identical and shall not contain provisions inconsistent with provisions of the Plan.

“Board of Directors” means the Board of Directors of the Corporation.

“Cash Award” means an Award, subject to a Period of Restriction, that is granted to a participant under the Plan and provides for the right to receive cash as provided in the Award Grant, where the amount of such cash is measured by the Fair Market Value on the date that the Period of Restriction ends times the number of shares of Common Stock covered by the Cash Award.

“Cause” means any of the following as determined by the Committee: (i) an act of gross negligence or willful misconduct significantly injurious to the Corporation or any Subsidiary, (ii) gross dereliction of duties after notice to the Participant and failure to correct the deficiencies within a thirty (30) day period thereafter, or (iii) fraud in the Participant’s capacity as an employee or consultant.

“Change in Control” means, and shall be deemed to have occurred upon, any of the following events:

(1)	Any Person becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of the combined voting power of the Outstanding Voting Securities; provided, however, that, for purposes of this definition, the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Corporation, (ii) any acquisition by the Corporation, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any Subsidiary, or (iv) any acquisition pursuant to a Corporate Transaction that complies with subsections (3)(A), (3)(B) and (3)(C) of this definition;

(2)	Continuing Directors cease for any reason to constitute at least a majority of the Board of Directors;

(3)	Consummation of a Corporate Transaction unless, following such Corporate Transaction, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 50% of the then-outstanding combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Corporate Transaction (including, without limitation, an entity that, as a result of such transaction, owns the Corporation or all or substantially all of the Corporation’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership of the Outstanding Voting Securities immediately prior to such Corporate Transaction, (B) no Person (excluding any corporation resulting from such Corporate Transaction or any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Corporate Transaction) beneficially owns, directly or indirectly, 30% or more of the combined voting power of the then-outstanding voting securities of such entity, except to the extent that such ownership existed prior to the Corporate Transaction, and (C) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Corporate Transaction were Continuing Directors at the time of the execution of the initial agreement or of the action of the Board of Directors providing for such Corporate Transaction; or

(4)	The stockholders of the Corporation give approval of a complete liquidation or dissolution of the Corporation.

Either the Committee or the Board of Directors, upon recommendation of the Committee, may terminate, amend, or modify this definition or determine that it does not apply to a specific transaction that would otherwise be a Change in Control at any time prior to the date of a Change in Control. The provisions and application of this definition may not be terminated, amended or modified and the Committee may not waive its application to a specific transaction, however, on or after the date of a Change in Control to affect adversely any Award theretofore granted under the Plan without the written consent of each Participant with respect to such Awards made to such Participant.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Organization and Compensation Committee of the Board of Directors described in Section 4 or any committee or other person or persons designated by the Board of Directors to administer the Plan.

“Common Stock” means the Corporation’s authorized Common Stock, par value $0.10 per share, except as this definition may be modified as provided in Section 13.

“Consultant” means an individual who is a consultant to the Corporation or a Subsidiary and who resides in the United States of America.

“Continuing Director” means a director of the Corporation who is serving as such on the Effective Date and any person who is approved as a nominee or elected to the Board of Directors by a majority of the Continuing Directors who are then members of the Board of Directors of the Corporation, but excluding, for this purpose, any such person whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consent by or on behalf of a Person other than the Board of Directors.

“Corporate Transaction” means a reorganization, merger, statutory share exchange, consolidation, sale of all or substantially all of the Corporation’s assets, or the acquisition of assets or stock of another entity by the Corporation, or other corporate transaction involving the Corporation or any of its Subsidiaries.

“Corporation” means Sealed Air Corporation, a Delaware corporation, or any successor thereto.

“Date of Termination” means the first day occurring on or after the date of grant of an Award on which the Participant is not performing services as an Employee or Consultant, regardless of the reason for the cessation of services; provided that a cessation of services shall not be deemed to occur by reason of a transfer of a Participant between the Corporation and a Subsidiary or between two Subsidiaries; and further provided that a Participant’s services shall not be considered terminated while the Participant is on an approved leave of absence from the Corporation or a Subsidiary.

“Director” means any member of the Board of Directors who is not an Employee.

“Disability” shall mean permanent and total disability as determined in each case by the Committee in its discretion, which determination shall be final. Notwithstanding the foregoing, for any Awards that constitute nonqualified deferred compensation within the meaning of Section 409A(d) of the Code and provide for an accelerated payment in connection with any Disability, Disability shall have the same meaning as set forth in any regulations, revenue procedure, revenue rulings or other pronouncements issued by the Secretary of the United States Treasury pursuant to Section 409A of the Code, applicable to such arrangements.

“Effective Date” shall have the meaning set forth in Section 23.

“Employee” means any employee of the Corporation or a Subsidiary who is receiving remuneration for personal services rendered to the Corporation or Subsidiary, including any such person who is an officer of the Corporation or Subsidiary, other than (1) solely as a director of the Corporation or a Subsidiary, (2) as a consultant, (3) as an independent contractor, (4) as an individual who is a “leased employee” within the meaning of Code section 414(n), or (5) any other individual engaged by the Corporation or Subsidiary in a relationship that the Corporation in its sole discretion characterizes as other than an employment relationship or who has waived his rights to coverage as an employee.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” as of any specified date means the closing sale price of the Common Stock on the New York Stock Exchange—Composite Tape on such date or, if there are no sales on such date, on the next preceding day on which there are sales. If the Common Stock ceases to be listed on the NYSE, Fair Market Value shall be determined in such manner as shall be selected by the Committee.

“Good Reason” means a termination of employment by a Participant who is an employee of the Corporation or any Subsidiary in connection with any of the following: (i) a material diminution in the Participant’s annual cash compensation opportunity (comprised of base salary and target annual bonus opportunity), (ii) a material diminution in the Participant’s authorities, duties or responsibilities or (iii) a material change in the geographic location at which the Participant is required to perform services (other than a change in location as the result of the completion of a temporary assignment at another location); provided, however, that (A) the Participant provides notice to the Corporation of the existence of such condition within ninety (90) days after the existence of such condition first arose, (B) the Corporation fails to correct such condition within thirty (30) days after such notice and (C) the Participant terminates employment within one year after such condition first arose.

“NYSE” means the New York Stock Exchange.

“Outstanding Voting Securities” means the outstanding voting securities of the Corporation entitled to vote generally in the election of directors.

“Participant” means an Employee or Consultant selected by the Committee to receive an Award.

“Performance-Based Exception” means the performance-based exception set forth in Code section 162(m)(4)(C) from the deductibility limitations of Code section 162(m).

“Performance Goal” means a target based on Performance Measures that is established by the Committee in connection with an Award of Performance Share Units; Performance Goals may be established on a corporate-wide basis or with respect to one or more business units, divisions, or Subsidiaries, and may be in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies.

“Performance Measures” means criteria established by the Committee relating to any of the following: growth in net sales; gross profit; operating profit; net earnings; measures of cash flow; measures of expense control; improvement in management of working capital items (inventory, accounts receivable or accounts payable); earnings before interest and taxes (commonly called EBIT); earnings before interest, taxes, depreciation and amortization (commonly called EBITDA); earnings per share; sales from newly-introduced products; successful completion of strategic acquisitions, joint ventures or other transactions; measures of product quality, safety, productivity, yield, customer satisfaction or reliability (on time and complete orders); measures of return on assets, return on invested capital or return on equity; shareholder value added (net operating profit after tax (NOPAT), excluding non-recurring items, less the Corporation’s cost of capital); the ratio of net sales to net working capital; share price; or any combination of the foregoing goals. Performance Measures may be applied by excluding the impact of charges, credits and related costs for restructurings, discontinued operations, extraordinary items, debt redemption or retirement, and the cumulative effects of accounting changes, each as defined by U.S. generally accepted accounting principles, and other unusual or non-recurring items as defined by the Committee when the goals are established.

“Performance Share Units” means an Award, subject to a Period of Restriction and achievement of Performance Goals, that is granted to a Participant under the Plan and provides for the right to receive a number of shares of Common Stock for each Performance Share Unit as specified in the Award Grant. Performance Share Units may be granted to Employees who are executive officers or key employees of the Corporation and its Subsidiaries.

“Period of Restriction” means the period during which the transfer of shares of Restricted Stock or any other Award made under the Plan is limited based on the passage of time and during which the Restricted Stock or any other Award made under the Plan may remain subject to a substantial risk of forfeiture, as provided in Section 7. Performance Share Units also remain subject to a substantial risk of forfeiture until the performance period has ended and the Committee has certified that the applicable Performance Goals have been achieved.

“Person” means an individual, entity or group within the meaning of Section 13(d)(3) or 14(d) (2) of the Exchange Act.

“Plan” means this 2005 Contingent Stock Plan of Sealed Air Corporation.

“Restricted Stock” means an Award of shares of Common Stock, subject to a Period of Restriction, that is granted to a Participant under the Plan. Unless and until any forfeiture of Restricted Stock, the Participant shall be entitled to receive cash dividends on such shares and shall be entitled to vote such shares.

“Restricted Stock Unit” means an Award, subject to a Period of Restriction, that is granted to a Participant under the Plan and provides for the right to receive one share of Common Stock for each Restricted Stock Unit, as specified in the Award Grant. The Committee may provide that Restricted Stock Units receive dividend equivalents payable in cash in the event that a record date for payment of cash dividends payable on outstanding shares of Common Stock occurs between the Participant’s execution of an Award Grant for Restricted Stock Units and the issuance of shares on account of such Restricted Stock Units following the end of the Period of Restriction.

“Securities Act” means the Securities Act of 1933, as amended.

“Subsidiary” means any corporation, limited liability company, partnership, joint venture or other entity during any period in which at least a 50% voting or profits interest is owned, directly or indirectly, by the Corporation, and any other business venture designated by the Committee in which the Corporation has a significant interest, as determined in the discretion of the Committee.

Section 3.  Stock Available.  The aggregate number of shares of Common Stock that may be issued to Participants pursuant to Awards granted under the Plan is the sum of (A) 5,000,000 shares plus (B) effective upon approval of the Corporation’s stockholders at the 2008 Annual Meeting of Stockholders, 3,000,000 shares plus (C) effective upon approval of the Corporation’s stockholders at the 2011 Annual Meeting of Stockholders, 4,000,000 shares, in each case subject to adjustment in accordance with the provisions of Section 13. If any Common Stock issued under the Plan is reacquired by the Corporation due to a forfeiture described in Section 7 or reacquired or withheld in satisfaction of tax withholding with respect to an Award, such shares of Common Stock will again become available for Awards under the Plan. Any shares of Common Stock related to Awards that terminate by forfeiture, cancellation, or otherwise without the issuance of such shares shall again be available for Awards under the Plan. Cash Awards, which are paid in cash, do not count against the total amount of Common Stock that may be issued under the Plan, provided that Cash Awards may not be made during any calendar year measured in the aggregate by more than 100,000 shares of Common Stock. The maximum number of shares of Common Stock that may be issued to an Employee with respect to Performance Share Units during any calendar year is two-tenths of 1% (0.2%) of the issued and outstanding shares of the Corporation’s Common Stock on January 1 of such calendar year. Shares issued under the Plan may be original issue shares, shares held in treasury, or shares reacquired by the Corporation under corporate repurchase programs, as determined by the Chief Executive Officer of the Corporation (or the Chief Executive Officer’s designee) from time to time, unless otherwise determined by the Committee.

Section 4.  Administration.  The Plan shall be administered by the Committee, which shall be composed of not less than three Directors chosen from time to time by the Board of Directors. No Director shall be eligible or continue to serve as a member of the Committee unless such person has been determined to be an “independent director” under applicable stock exchange standards and is an “outside director” within the meaning of regulations under Code section 162(m) and a “non-employee director” within the meaning of Exchange Act Rule 16b-3. In addition to the powers granted to the Committee as elsewhere set forth in the Plan and subject to the terms and conditions of the Plan, the Committee is authorized to interpret the Plan, to adopt and revise rules and regulations relating to the Plan and the conduct of the business of the Committee, and to take all actions and make all determinations that it believes necessary or advisable for the operation and administration of the Plan. All decisions and determinations by the Committee with respect to the Plan shall be final, binding and conclusive upon all parties, including the Corporation, its stockholders, Employees, Consultants, Participants and their estates and beneficiaries. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award made under the Plan. The Committee may delegate any of its duties and powers hereunder to the extent permitted by applicable law.

Section 5.  Terms, Conditions and Form of Award Grants.  The Committee shall have exclusive authority, except as otherwise limited by the Plan, to select the Employees and Consultants to be granted Awards, to grant all Awards, to determine the time or times at which Awards will be granted and the type of Awards to be granted, to condition the grant of Awards to specific Participants upon achievement of performance measures under any other plan or program adopted by the Corporation, to determine the number of shares of Common Stock to be covered by an Award, to determine the time or times for the grant of Awards, to determine the limitations, restrictions and conditions applicable to each Award, to prescribe the form or forms of Award Grants (which need not be identical), and to have full authority with respect to all other matters relating to the Plan except those matters as are expressly reserved herein to the stockholders of the Corporation. In making determinations relating to Awards, the Committee may consult with and take into account the recommendations of the Chief Executive Officer of the Corporation with respect to Awards made to other Employees and Consultants. The Committee may also take into account the nature of the services rendered by such Employees and Consultants, their present and potential contributions to the Corporation’s success and such other factors as the Committee in its sole discretion shall deem relevant. Awards need not be uniform among Participants. The receipt of an Award by a Participant shall not entitle that Participant to receive an Award in the future. The Committee shall inform the appropriate officers of the Corporation of its determinations, and such officers shall inform the Participant to whom an Award has been made of the grant of such Award. The Committee may authorize any officer of the Corporation to provide or enter into Award Grants or other agreements on behalf of the Corporation and to take all other action necessary or desirable to effectuate the determinations of the Committee.

Section 6.  Acceptance and Non-Transferability of Awards.  A Participant who has been granted an Award must accept the Award in accordance with such procedures as the Committee may establish from time to time, including the acceptance of the Award Grant documentation and any additional documentation that may be required. No Award shall be transferable by a Participant.

Section 7.  Period of Restriction.  Each Award Grant shall specify the applicable Period of Restriction. Notwithstanding any provision of the Plan to the contrary, any Award that vests solely on the basis of the passage of time (e.g., not on the basis of any performance standards) shall not vest more quickly than ratably over the three (3) year period ending on the third anniversary of the Award grant date, except that the Award may vest sooner under any of the following circumstances as more specifically set forth in the applicable Award Grant: (i) the Participant’s death, (ii) the Participant’s Disability, (iii) a Participant’s termination of employment with the Corporation and its Subsidiaries within two (2) years following a Change in Control either (A) by the Corporation without Cause or (B) by the Participant for Good Reason, or (iv) in connection with establishing the terms and conditions of employment of a Participant necessary for the recruitment of the Participant or as the result of a business combination or acquisition by the Corporation or any of its Subsidiaries. The provisions of the preceding sentence shall not apply to any Award of Restricted Stock or Restricted Stock Units that is made to a Participant as a portion of the Participant’s annual incentive compensation as part of the “stock leverage opportunity” under the Corporation’s Annual Incentive Plan, or any similar plan or program as determined by the Committee applicable to any Participant. In addition, the Committee may affirmatively determine not to seek forfeiture of an Award as to all or part of the shares subject thereto and to permit such Award either to be paid immediately (in whole or in part) or to continue to vest during the remainder of the original Period of Restriction subject to satisfaction of conditions specified by the Committee, which determination must be made no later than 90 days following the Participant’s Date of Termination. Any such determination shall be communicated to the Chief Executive Officer or other appropriate officer of the Corporation, who shall be authorized to take any and all action necessary to effectuate such decision.

Section 8.  Performance Share Units.  The Committee may make Awards consisting of Performance Share Units containing such terms and conditions and subject to such restrictions and contingencies as the Committee shall determine, subject to the terms of the Plan. Performance Share Units shall be conditioned on the achievement of Performance Goals, based on one or more Performance Measures, as determined by the Committee, over a performance period not less than one year prescribed by the Committee. For Performance Share Units made to Employees that are designed to qualify for the Performance-Based Exception, the grant of the Performance Share Units and the determination of Performance Goals shall be made by the Committee during the applicable periods required under Code section 162(m) and the Committee shall certify achievement of the applicable Performance Goals prior to issuance of shares under each Award of Performance Share Units as required under Code section 162(m). With respect to Awards of Performance Share Units that are designed to qualify for the Performance-Based Exception, the Committee shall have the discretion to adjust the Awards downward but not upward. If a Change in Control occurs after a Performance Share Unit has been granted but before completion of the performance period, and if the Participant’s employment with the Corporation and its Subsidiaries is terminated within two (2) years following the Change in Control either (A) by the Corporation without Cause or (B) by the Participant for Good Reason, then:

(x) the target payout opportunities attainable under such Award shall be deemed to have been fully earned as of the date of termination based upon the greater of: (I) an assumed achievement of all relevant performance goals at the “target” level, or (II) the actual level of achievement of all relevant performance goals against target as of the Corporation’s fiscal quarter end preceding the Change in Control, and

(y) based on such amount, there shall be a pro rata payout to the Participant within thirty (30) days following the date of termination of employment based upon the length of time within the performance period that has elapsed prior to the date of termination of employment.

Section 9.  Issuance of Shares of Common Stock to Participants.  All shares of Common Stock issued as Restricted Stock under the Plan shall, so long as the Period of Restriction imposed by the Plan remains in effect, be represented by certificates with restrictive legends and shall be subject to stop-

transfer orders. Any certificate representing shares of Restricted Stock for which the Period of Restriction remains in effect shall be held in custody by the Corporation. Participants may be required to execute stock powers or other similar instruments in order to facilitate the return to the Corporation of Restricted Stock upon forfeiture. Upon the forfeiture of any Restricted Stock, such shares of Common Stock represented by the Restricted Stock shall be transferred to the Corporation without further action by the Participant, unless the Committee in its sole discretion determines not to seek forfeiture of the Award in whole or in part. When (i) the Period of Restriction has ended (or the Committee has determined not to seek forfeiture following the Date of Termination of the Participant) with respect to an Award of Restricted Stock, Restricted Stock Units or Performance Shares Units, (ii) all other conditions and contingencies have been satisfied with respect to an Award of Performance Share Units and (iii) the Participant has complied with any tax withholding requirement described in Section 18, then the Participant may obtain from the Corporation a certificate or certificates or a statement from the Corporation representing such shares in book entry form, free of all restrictions except those that may be imposed by law.

Section 10.  Government and Other Regulations and Restrictions.  The obligation of the Corporation to issue Common Stock under the Plan shall be subject to all applicable laws, rules and regulations and to such approvals by governmental agencies as may be required.

Section 11.  Registration of Shares.  The Corporation shall be under no obligation to register any shares of Common Stock under the Securities Act. However, an Award Grant may make appropriate and reasonable provision for the registration of Common Stock acquired thereunder. The Corporation, at its election, may undertake to pay all fees and expenses of each such registration, other than an underwriter’s commission, if any.

Section 12.  No Rights in Common Stock.  No Participant shall have any interest in or be entitled to any voting rights or dividends or other rights or privileges of stockholders of the Corporation with respect to any shares of Common Stock unless, and until, shares of Common Stock are actually issued to such Participant following execution of an Award Grant and, for an Award of Restricted Stock Units or Performance Share Units, after the end of the Period of Restriction and, if applicable, upon the Committee’s certification of achievement of any Performance Goals and other conditions established by the Committee, and then only from the date the Participant becomes the record owner thereof.

Section 13.  Adjustments.  In the event of any change in corporate capitalization, such as a stock dividend, split-up, combination of shares, or reclassification, or a corporate transaction, such as a merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Corporation, any reorganization, or any partial or complete liquidation of the Corporation, such adjustment shall be made in the number and class of shares that may be issued under the Plan and in the number and class of and/or price of shares subject to outstanding Awards granted under the Plan as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights.

Section 14.  Successors.  The provisions of the Plan shall be binding upon and inure to the benefit of all successors of any person receiving Common Stock of the Corporation under the Plan, including, without limitation, the estate of such person and the executors, administrators or trustees thereof, the heirs and legatees of such person, and any receiver, trustee in bankruptcy or representative of creditors of such person.

Section 15.  Corporation’s Right to Terminate Employment.  Nothing contained in the Plan or in any Award Grant shall confer upon any Participant a right to continue in the employ of or as a consultant to the Corporation or a Subsidiary or interfere in any way with the right of the Corporation or a Subsidiary to terminate the employment of any Employee or the consulting relationship of any Consultant at any time, whether with or without cause.

Section 16.  Effect on Compensation.  Awards received by Participants shall not be deemed a part of any Participant’s compensation for purposes of determining such Participant’s payments or benefits under any benefit plan, severance program, or severance pay law of the Corporation, any Subsidiary or any country.

Section 17.  Plan Unfunded.  The Plan shall be unfunded. The Corporation will not create any trust or separate fund in connection with the Plan. Neither the Corporation nor any of its Subsidiaries shall have any obligation to set aside funds or segregate assets to ensure the payment of any Award. The Plan shall not establish any fiduciary relationship between the Corporation, any of its Subsidiaries and any Participant or other person. To the extent any person holds any rights by virtue of an Award under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Corporation and its Subsidiaries.

Section 18.  Tax Withholding.  Each Award Grant incident to the Plan shall make appropriate provisions for the withholding of any federal, state or local taxes and any other charges that may be required by law to be withheld by reason of an Award, the issuance of Common Stock under the Plan or the reacquisition of such Common Stock by the Corporation. The Corporation may cause all or any portion of any tax withholding obligation or other charges described in the preceding sentence to be satisfied by the Corporation withholding from the shares of Common Stock covered by an Award a number of shares (rounded down to the nearest whole share) with an aggregate Fair Market Value on the date that such withholding obligation arises equal to the aggregate amount of such taxes and other charges. Regardless of any other provision of the Plan, the Corporation may refuse to issue or to deliver to the Participant certificates or a book entry statement representing shares covered by an Award until the Participant to whom the Award was made complies with any withholding obligation.

Section 19.  Action by Corporation.  Neither the existence of the Plan nor the issuance of Common Stock pursuant thereto shall impair the right of the Corporation or its stockholders to make or effect any adjustments, recapitalizations or other change in the Common Stock referred to in Section 13, any change in the Corporation’s business, any issuance of debt obligations or stock by the Corporation or any grant of options on stock of the Corporation.

Section 20.  Termination and Amendment of the Plan.  The Committee shall have complete power and authority to amend, suspend or terminate the Plan and, if suspended, reinstate any and all provisions of the Plan except that without further approval of the stockholders of the Corporation and except as otherwise provided in Section 13, the number of shares available for issuance under the Plan and the class of individuals eligible for Awards shall not be expanded. In addition, the Corporation will obtain approval of the stockholders of the Corporation of any amendment to the Plan for which the Exchange Act or the rules of the NYSE requires approval by the stockholders of the Corporation or to the extent the Committee otherwise determines that stockholder approval is required under applicable law. The Plan shall have a term of ten years from its Effective Date, provided, that the Plan shall terminate earlier if no additional shares of Common Stock remain available for Awards under the Plan. In the event of Plan termination or expiration, any then-outstanding Award shall remain in effect under the terms of its Award Grant.

Section 21.  Foreign Jurisdictions.  The Committee may, from time to time, adopt, amend and terminate under the Plan such arrangements, not inconsistent with the intent of the Plan, as it may deem necessary or desirable to make available tax or other benefits of laws of any foreign jurisdiction to Participants who are subject to such laws and who receive Awards under the Plan.

Section 22.  Applicable Law.  The Plan shall be construed, administered, regulated and governed in all respects under and by the laws of the United States to the extent applicable, and to the extent such laws are not applicable, by the laws of the state of Delaware.

Section 23.  Effective Date.  The Plan shall become effective as of May 20, 2005, (the “Effective Date”) if it is approved by vote of the stockholders of the Corporation at the 2005 Annual Meeting of Stockholders. On and after the Effective Date, no Awards shall be granted under the Contingent Stock Plan of Sealed Air Corporation.

Section 24.  Compliance With Code Section 409A.  It is not intended that Awards under the Plan shall be subject to the requirements of Code Section 409A because Awards generally will be payable as soon as administratively practicable after the Award becomes vested. However, to the extent that Code Section 409A does apply to an Award, the Plan is intended to comply with Code Section 409A, and official guidance issued thereunder. Notwithstanding any provision of the Plan to the contrary, the Plan shall be interpreted, operated and administered consistent with this intent. “In that regard, and notwithstanding any provision of the Plan to the contrary, the Corporation reserves the right to amend the Plan or any Award granted under the Plan, by action of the Committee, without the consent of any affected Participant, to the extent deemed necessary or appropriate for purposes of maintaining compliance with

Code Section 409A and the regulations promulgated thereunder. In addition, any payments under the Plan of an amount that is deferred compensation under Code Section 409A in connection with a Participant’s termination of employment shall not be made earlier than six (6) months after the Date of Termination to the extent required by Code Section 409A(a)(2)(B)(i).”

Annex E

SEALED AIR CORPORATION
2002 STOCK PLAN
FOR NON-EMPLOYEE DIRECTORS
As Proposed to Be Amended on May 18, 2011

Section 1.  Purpose.  The Sealed Air Corporation 2002 Stock Plan for Non-Employee Directors (the “Plan”) is designed to enhance the ability of Sealed Air Corporation (the “Corporation”) to attract, retain and motivate Non-Employee Directors (as defined in Section 3) of exceptional ability and to promote the common interest of directors and stockholders in enhancing the value of the Corporation’s common stock, par value $0.10 per share (“Common Stock”). The Plan provides for payment in shares of the Common Stock of all or a portion of the Retainer (as defined below) paid to each Non-Employee Director for serving as a director of the Corporation.

Section 2.  Stock Available.  The stock subject to the Plan shall be such authorized but unissued or treasury shares of Common Stock as shall from time to time be available for issuance pursuant to the Plan. The total amount of Common Stock which may be issued pursuant to the Plan is the sum of (A) 200,000 shares plus (B) effective upon approval of the Corporation’s stockholders at the 2011 Annual Meeting of Stockholders, 200,000 shares, in each case, subject to adjustment in accordance with the provisions of Section 9.

Section 3.  Eligibility.  Each Non-Employee Director of the Corporation shall be eligible to participate in the Plan. As used in the Plan, the term “Non-Employee Director” shall include any person who, at the time he or she becomes otherwise entitled to receive a Retainer under the Plan, is not an officer or employee of the Corporation or any of its Subsidiaries (as such term is defined in Section 18). Any Non-Employee Director who becomes an officer or employee of the Corporation or any of its Subsidiaries shall cease to be eligible to participate in the Plan for so long as such person remains as such an officer or employee.

Section 4.  Retainer.  Retainers, which shall be either Annual Retainers or Interim Retainers, shall be earned by Non-Employee Directors as follows:

(a)	Annual Retainers. Upon the adjournment of each annual meeting of the stockholders of the Corporation, each Non-Employee Director who has been elected a director of the Corporation at such meeting shall be entitled to receive an Annual Retainer in an amount established prior to such annual meeting by the Board of Directors. The amount of the Annual Retainer may be expressed in cash, shares of Common Stock or a combination thereof, as more fully described in Section 5(a) below.

(b)	Interim Retainers. If any Non-Employee Director is elected a director other than at an annual meeting of the stockholders of the Corporation, then on the date of such Non-Employee Director’s election such Non-Employee Director shall be entitled to an Interim Retainer in the amount of one-twelfth of the Annual Retainer for Non-Employee Directors elected at the previous annual meeting of the stockholders for each full 30-day period during the period commencing on and including the date of such person’s election as a director and ending on and including the first anniversary of the date of the previous annual meeting of stockholders.

(c)	Plan Periods. The first Plan Period shall commence upon the election of directors at the 2002 annual meeting of the stockholders of the Corporation and terminate upon the election of directors at the 2003 annual meeting of the stockholders of the Corporation. Subsequent Plan Periods shall relate to successive similar periods between annual meetings of the stockholders of the Corporation.

Section 5.  Form and Payment of Retainers.

(a)	The Board may establish the amount of the Annual Retainer either as an amount of cash, a number of shares of Common Stock or a combination of an amount of cash and a number of shares of

Common Stock. Regardless of how expressed, the Board shall also determine the portion of the Annual Retainer to be payable in cash and the portion to be payable by delivery of shares of Common Stock, subject to the following additional rules:

(i)	For any portion of the Annual Retainer expressed as cash and payable by delivery of shares of Common Stock, the number of shares of Common Stock will be determined in accordance with Section 5(c) below;

(ii)	For any portion of the Annual Retainer expressed as a number of shares of Common Stock and payable in cash, the amount of cash payable will be determined in accordance with Section 5(d) below;

(iii)	The Board may permit Non-Employee Directors to elect between forms of payment in accordance with such rules as the Board may establish from time to time; and

(iv)	Notwithstanding any provision herein to the contrary (including any Non-Employee Director election), at least 50% of the Annual Retainer shall be payable as shares of Common Stock.

(b)	For any portion of the Annual Retainer payable as cash, payment shall be made in a single payment as promptly as practicable after the end of the calendar quarter in which the Plan Period commences. For any portion of an Interim Retainer payable in cash, payment shall be made in a single payment as promptly as practicable after the end of the calendar quarter in which the Non-Employee Director is elected, provided, that if such Non-Employee Director is elected between April 1 and the next annual meeting of stockholders of the Corporation, then such portion of the Interim Retainer shall be paid as promptly as practicable after the Non-Employee Director is elected.

(c)	For any portion of the Annual Retainer expressed as an amount of cash and payable as shares of Common Stock (either as required by the Board or as elected by a Non-Employee Director, if permitted), the number of shares of Common Stock shall be calculated by dividing the amount of such portion of the Annual Retainer by the last sales price of the Common Stock on the applicable annual meeting date as reported on the consolidated transaction reporting system for New York Stock Exchange listed issues on that date or, if no sales occurred on that date, the last sales price on the consolidated transaction reporting system on the most recent prior day on which a sale occurred (the “Fair Market Value Per Share”). Similarly, for any portion of an Interim Retainer expressed as an amount of cash and payable in shares of Common Stock, the number of shares of Common Stock to be paid shall be calculated using the Fair Market Value Per Share on the date of election of the Non-Employee Director who will receive the Interim Retainer. If the calculation of the portion of an Annual Retainer or an Interim Retainer to be paid in shares of Common Stock would result in a fractional share of Common Stock being issued, then the number of shares to be so paid shall be rounded up to the nearest whole share. No fractional shares of Common Stock shall be issued under this Plan, whether as part of an Annual Retainer or as part of an Interim Retainer.

(d)	For any portion of the Annual Retainer expressed as a number of shares of Common Stock and payable in cash (either as required by the Board or as elected by a Non-Employee Director, if permitted), the amount of cash shall be calculated by multiplying the number of shares of Common Stock by the Fair Market Value Per Share on the applicable annual meeting date. Similarly, for any portion of an Interim Retainer expressed as a number of shares of Common Stock and payable as cash, the amount of cash shall be calculated using the Fair Market Value Per Share on the date of election of the Non-Employee Director who will receive the Interim Retainer.

(e)	For any portion of the Annual Retainer or any Interim Retainer payable as shares of Common Stock, such shares of Common Stock shall be issued to each applicable Non-Employee Director as promptly as practicable after the Non-Employee Director becomes entitled to receive them.

(f)	Payment of all or part of a Retainer may be deferred under the Sealed Air Corporation Deferred Compensation Plan for Directors or any other applicable plan or arrangement providing for the deferred payment of retainers that may be in effect from time to time. Shares of Common Stock which a Non-Employee Director becomes entitled to receive under this Plan and for which payment is deferred under any such deferral arrangement shall be deemed to be issued under this Plan when issued.

Section 6.  Non-Transferability of Grants.  Except for gifts of shares permitted under this Section, no grant of shares of Common Stock pursuant to the Plan shall be transferable by the recipient of such grant, and no shares of Common Stock issued pursuant to the Plan, or any interest therein, may be sold, transferred, pledged, encumbered or otherwise disposed of (including without limitation by way of gift or donation) by the Non-Employee Director to whom such shares have been issued as long as such Non-Employee Director shall remain a director of the Corporation. Any Non-Employee Director of the Corporation may make a gift of any such shares to members of the immediate family of such Non-Employee Director or to a trust or other form of indirect ownership (a “Permitted Transferee”) on the conditions that (i) the Non-Employee Director shall continue to be deemed a beneficial owner of such transferred shares and retain voting and investment control over such shares while the Non-Employee Director remains a director of the Corporation, except upon a Change of Control as provided below, and (ii) the Permitted Transferee shall execute an agreement with the Corporation on terms acceptable to counsel to the Corporation providing that such shares shall be subject to all terms and restrictions of this Plan. For the purpose of this Section 6, “immediate family” shall have the meaning given in Rule 16a-1 under the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), and “beneficial owner” shall have the meaning given in Rule 16a-1 under the Securities Exchange Act, other than for purposes of determining beneficial ownership of more than ten percent of any class of equity securities.

Section 7.  Execution of Agreement.  Each grant of Common Stock pursuant to this Plan shall be contingent upon and subject to the execution by the Non-Employee Director of a document agreeing to hold the shares of Common Stock covered by such grant in accordance with the terms and conditions of the Plan (including without limitation Sections 6, 11 and 12) and containing such other terms and conditions as may be required by counsel to the Corporation in order to comply with federal or state securities laws or other legal requirements.

Section 8.  Change of Control.

(a)	A “Change in Control” means, and shall be deemed to have occurred upon, any of the following events:

(i)	Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act) (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act) of 30% or more of the combined voting power of the then-outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the “Outstanding Voting Securities”); provided, however, that, for purposes of this Section 8(a)(i), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Corporation, (ii) any acquisition by the Corporation, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any Subsidiary, or (iv) any acquisition pursuant to a transaction that complies with Sections 8(a)(iii)(A), 8(a)(iii)(B) and 8(a)(iii)(C);

(ii)	Individuals who, as of the date hereof, constitute the Board of Directors (each a “Continuing Director”) cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation’s stockholders, was approved by a vote of at least a majority of the Continuing Directors shall be considered to be a Continuing Director, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors;

(iii)	Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Corporation or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Corporation, or the acquisition of assets or stock of another entity by the Corporation or any of its subsidiaries (each, a “Business Combination”), in each case unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Corporation or all or substantially all of the Corporation’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership of the Outstanding Voting Securities immediately prior to such Business Combination, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of the combined voting power of the then-outstanding voting securities of such entity, except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination were Continuing Directors at the time of the execution of the initial agreement or of the action of the Board of Directors providing for such Business Combination; or

(iv)	The stockholders of the Corporation give approval of a complete liquidation or dissolution of the Corporation.

The Board of Directors may terminate, amend, or modify this definition or determine that it does not apply to a specific transaction that would otherwise be a Change in Control.

(b)	Upon any Change in Control, as of the close of business at the principal executive office of the Corporation on the business day immediately preceding the date on which such event occurs, for purposes of the Plan and to the extent that the provisions of the Plan remain applicable to shares granted under the Plan, the restriction provided for in Section 6 of the Plan shall without further act expire and cease to apply to any securities granted under the Plan, the requirement of a legend on stock certificates provided for in Section 11 of the Plan shall without further act expire and cease to apply to any securities granted under the Plan, and each Non-Employee Director or Permitted Transferee holding shares issued under the Plan shall thereupon have the right to receive unlegended shares as set forth in the last sentence of Section 11 of the Plan.

Section 9.  Adjustments.  In the event of changes in the Common Stock of the Corporation after the commencement of the first Plan Period by reason of any stock dividend, split-up, combination of shares, reclassification, recapitalization, merger, consolidation, reorganization or liquidation: (a) the restrictions provided in Section 6 and the requirement of a legend on stock certificates provided in Sections 11 and 12(d) shall apply to any securities issued in connection with any such change in respect of stock which has been issued under the Plan and (b) appropriate adjustments shall be made by the Board of Directors as to (i) the number and class of shares available under the Plan in the aggregate, and (ii) the number of shares to be delivered to a Non-Employee Director where such change occurred after the Non-Employee Director was elected but before the date the stock covered by the applicable Retainer is issued, including deferred payments under any of the deferral arrangements referred to in Section 5(c).

Section 10.  Action by Corporation.  Neither the existence of the Plan nor the issuance of Common Stock pursuant thereto shall impair the right of the Corporation or its stockholders to make or effect any adjustments, recapitalization or other change in the Common Stock referred to in Section 9, any change in the Corporation’s business, any issuance of debt obligations or stock by the Corporation or any grant of options on stock of the Corporation.

Section 11.  Legend on Stock Certificates.  All shares of Common Stock issued under the Plan shall, so long as the restrictions imposed by the Plan (including without limitation Section 6) remain in effect, be represented by certificates, each of which shall bear a legend in substantially the following form:

This certificate and the shares represented hereby are held subject to the terms of the 2002 Stock Plan for Non-Employee Directors of Sealed Air Corporation, which Plan provides that neither the shares issued pursuant thereto, nor any interest therein, may be sold, transferred, pledged, encumbered or otherwise disposed of (including without limitation by way of gift or donation) except in accordance with such Plan. A copy of such Plan is available for inspection at the executive offices of Sealed Air Corporation.

Each Non-Employee Director and his or her Permitted Transferees may surrender to the Corporation the certificate or certificates representing such shares in exchange for a new certificate or certificates, free of the above legend, or for a statement from the Corporation representing such shares held in book entry form free of such legend at any time after either such Non-Employee Director has ceased to be a director of the Corporation or the restriction set forth in Section 6 has otherwise ceased to apply to the shares covered by such certificate.

Section 12.  Government and Other Regulations and Restrictions.

(a)	In General. The issuance by the Corporation of any shares of Common Stock pursuant to the Plan shall be subject to all applicable laws, rules and regulations and to such approvals by governmental agencies as may be required.

(b)	Registration of Shares. The Corporation shall use its reasonable commercial efforts to cause the grants of shares of Common Stock to be made pursuant to this Plan to be registered under the Securities Act of 1933, as amended (the “Securities Act”), but shall otherwise be under no obligation to register any shares of Common Stock issued under the Plan under the Securities Act or otherwise. If, at the time any shares of Common Stock are issued pursuant to the Plan or transferred to a Permitted Transferee, there shall not be on file with the Securities and Exchange Commission an effective Registration Statement under the Securities Act covering such shares of Common Stock, the person to whom such shares are to be issued will execute and deliver to the Corporation upon receipt by him or her of any such shares an undertaking, in form and substance satisfactory to the Corporation, that (i) such person has had access or will, by reason of such person’s service as a director of the Corporation, or otherwise, have access to sufficient information concerning the Corporation to enable him or her to evaluate the merits and risks of the acquisition of shares of the Corporation’s Common Stock pursuant to the Plan, (ii) such person has such knowledge and experience in financial and business matters that such person is capable of evaluating such acquisition, (iii) it is the intention of such person to acquire and hold such shares for investment and not for the resale or distribution thereof, (iv) such person will comply with the Securities Act and the Securities Exchange Act with respect to such shares, and (v) such person will indemnify the Corporation for any costs, liabilities and expenses which the Corporation may sustain by reason of any violation of the Securities Act or the Securities Exchange Act occasioned by any act or omission on his or her part with respect to such shares.

(c)	Resale of Shares. Without limiting the generality of Section 6, shares of Common Stock acquired pursuant to the Plan shall not be sold, transferred or otherwise disposed of unless and until either (i) such shares shall have been registered by the Corporation under the Securities Act, (ii) the Corporation shall have received either a “no action” letter from the Securities and Exchange Commission or an opinion of counsel acceptable to the Corporation to the effect that such sale, transfer or other disposition of the shares may be effected without such registration, or (iii) such sale, transfer or disposition of the shares is made pursuant to Rule 144 under the Securities Act, as the same may from time to time be in effect, and the Corporation shall have received information acceptable to the Corporation to such effect.

(d)	Legend on Certificates. The Corporation may require that any certificate or certificates evidencing shares issued pursuant to the Plan bear a restrictive legend, and be subject to stop-transfer orders or other actions, intended to effect compliance with the Securities Act or any other applicable regulatory measures.

Section 13.  No Right to Continued Membership; Non-Exclusivity.  Nothing contained in the Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements or modifying existing compensation arrangements for Non-Employee Directors, subject to stockholder approval if such approval is required by applicable statute, rule or regulation; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any member of the Board of Directors of the Corporation any right to continued membership on the Board of Directors of the Corporation.

Section 14.  No Rights in Common Stock.  No Non-Employee Director or Permitted Transferee shall have any interest in or be entitled to any voting rights or dividends or other rights or privileges of stockholders of the Corporation with respect to any shares of Common Stock granted pursuant to the Plan unless, and until, shares of Common Stock are actually issued to such person and then only from the date such person becomes the record owner thereof.

Section 15.  Tax Withholding.  The Corporation shall make appropriate provisions for the payment of any federal, state or local taxes or any other charges that may be required by law to be withheld by reason of the payment of a Retainer or a grant or the issuance of shares of Common Stock pursuant to the Plan.

Section 16.  No Liability.  No member of the Board of Directors of the Corporation, nor any officer or employee of the Corporation acting on behalf of the Board of Directors of the Corporation, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Board of Directors and each and any officer or employee of the Corporation acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Corporation in respect of any such action, determination or interpretation.

Section 17.  Successors.  The provisions of the Plan shall be binding upon and inure to the benefit of all successors of any person receiving a Retainer or Common Stock of the Corporation pursuant to the Plan, including, without limitation, the estate of such person and the executors, administrators or trustees thereof, the heirs and legatees of such person, and any receiver, trustee in bankruptcy or representative of creditors of such person.

Section 18.  Subsidiaries.  For the purposes of the Plan, the term “Subsidiaries” includes those corporations 50 per cent or more of whose outstanding voting stock is owned or controlled, directly or indirectly, by the Corporation and those companies, partnerships and joint ventures in which the Corporation owns directly or indirectly a 50 per cent or more interest in the capital account or earnings.

Section 19.  Expenses.  The expenses of administering the Plan shall be borne by the Corporation.

Section 20.  Pronouns.  Masculine pronouns and other words of masculine gender shall refer to both men and women.

Section 21.  Termination and Amendment of the Plan.  The Board of Directors may from time to time amend this Plan, or discontinue the Plan or any provisions thereof, provided that no amendment or modification of the Plan shall be made without the approval of the stockholders of the Corporation that would (i) increase the number of shares of Common Stock available for issuance under the Plan; (ii) modify the requirements as to eligibility for participation under the Plan; or (iii) change any of the provisions of this Section 21. No amendment or discontinuation of the Plan or any provision thereof shall, without the written consent of the participant, adversely affect any shares theretofore granted to such participant under the Plan.

Section 22.  Effective Date.  The Plan shall become effective on the date of its approval by the stockholders of the Corporation.

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DIRECTIONS TO THE ANNUAL MEETING OF STOCKHOLDERS

Teaneck Marriott at Glenpointe
100 Frank W. Burr Boulevard
Teaneck, New Jersey 07666
(201) 836-0600

From the North:

Take Route 17 South to I-80 East. Take I-95 North exit (on the left) toward George Washington Bridge/New York City. Take Exit 70 towards Teaneck. Turn left on Glenwood Avenue. Bear right onto Degraw Avenue. Bear right onto Frank W Burr Boulevard and the hotel is on the right.

From the South (Newark Liberty International Airport):

Take US-1 North / US-1 9 North / US-9 North / US-1 & 9. Take ramp left for I-78 East toward New Jersey Turnpike. Take ramp right for I-95 (local lanes) toward Meadowlands Sports Complex/Exits 15W—18W/George Washington Bridge. Keep right onto I-95 North / New Jersey Turnpike North at exit 70A-B, take ramp right toward Teaneck . Bear right onto E Degraw Avenue / CR-12. Bear right onto Frank W Burr Boulevard and the hotel is on the right.

From the East (George Washington Bridge):

Follow signs to I-95 South/80 West local lanes to Exit 70 (Teaneck/Leonia). Bear right onto E Degraw Avenue/CR-12. Bear right onto Frank W Burr Boulevard and the hotel is on the right.

From the West (Including from the Sealed Air Corporate Offices in Elmwood Park, New Jersey):

Take I-80 East to I-95 North exit (on the left) toward George Washington Bridge/New York City. Take Exit 70B towards Teaneck. Merge onto Degraw Avenue. Bear right onto Frank W Burr Boulevard and the hotel is on the right.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week. Internet and telephone voting are available through 11:59 p.m. Eastern Time, the day prior to annual meeting date (except see the date on the reverse side for voting with respect to allocated shares held through Sealed Air Corporation’s Profit-Sharing Plan or its 401(k) Thrift Plan). INTERNET http://www.proxyvoting.com/see Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. Sealed Air Corporation OR TELEPHONE 1-866-540-5760 Use any touch-tone tele phone to vote your proxy. Have your proxy card in hand when you cal . If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. WO# Fulfillment# 96215 96232 FOLD AND DETACH HERE The Board of Directors recommends a vote for Proposals 1 through 10 and 12 through 14. Management recommends “1 year” for Proposal 11. If no choice is specified, this proxy when properly signed and returned will be voted FOR Proposals 1 through 10 and 12 through 14 and “1 year” for Proposal 11. Please date and sign and return this proxy promptly. Please mark your votes as in dic ated in this example X PROPOSALS FOR THE SEALED AIR CORPORATION 2011 ANNUAL MEETING OF STOCKHOLDERS FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 1 YEAR 2 YEARS 3 YEARS ABSTAIN 1. Ele ction of Hank 7. Ele ction of Jacqueline B. 11. Advisory Vote on Frequency Brown as a Director. Kosecoff as a Director. of Future Advisory Votes on Executiv e Compensatio n. 2. Election of Mic hael 8. Election of Kenneth P. Chu as a Director. Mannin g as a Director. FOR AGAINST ABSTAIN 12. Approval of Amended 2005 3. Election of Lawrence 9. Election of Wil liam J. Contingent Stock Pla n of Sealed R. Codey as a Director. Marin o as a Director. Air Corporation. 4. Election of Patrick Duff 10. Advisory Vote on 13. Approval of Amended Sealed Air as a Dir ector. Executiv e Corporatio n 2002 Stock Plan for Compensatio n. Non-Employee Directors. 5. Election of T. J. Dermot 14. Ratific atio n of the appoin tment of Dunphy as a Director. KPMG LLP as the in dependent auditor for the year ending 6. Ele ction of Willi am V. December 31, 2011. Hickey as a Director. In accordance with the Proxy Commit tee’s discretion, upon such other matters as may properly come before the meeting. PLEASE MARK THIS BOX IF YOU PLAN TO ATTEND THE ANNUAL MEETING. Mark Here for Address Change or Comments SEE REVERSE NOTE: Please sign EXACTLY as name appears above. When signing on behalf of a corporation, estate, trust or other stockholder, please give its full name and state your full title or capacity or otherwise indicate that you are authorized to sign. Signature Signature Date

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 18, 2011 Ple ase note that the Company’s Notice of Annual Meeting of Stockholders, Proxy Statement for the Annual Meeting of Stockholders and 2010 Annual Report are avail able at http://www.ezodproxy.com/sealedair/2011/. FOLD AND DETACH HERE SEALED AIR CORPORATION PROXY/VOTING INSTRUCTION CARD FOR 2011 ANNUAL MEETING OF STOCKHOLDERS THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The signer hereby appoints Willi am V. Hickey, David H. Kelsey and H. Katherine White, or a majority of them as shall act (or f i only one shal act, then that one) (the “Proxy Committee”), proxies with power of substitution to act and vote at the Annual Meeting of Stockhold ers of Sealed Air Corporation (the “2011 Annual Meeting”) to be held at 10:00 a.m., Eastern Time, on May 18, 2011 at the Teaneck Marriott at Glenpointe, 100 Frank W. Burr Boulevard, Teaneck, New Jersey 07666 and at any adjournments thereof. The Proxy Committee is dir ected to vote as n i dic ated on the reverse side and n i their discretion upon any other matters that may properly come before the 2011 Annual Meeting. If the signer is a participant in Sealed Air Corporation’s Profit-Sharin g Pla n or it s 401(k) Thrift Plan and has stock of Sealed Air Corporation allo cated to his or her account, the signer n i structs the trustee of such plan to vote such shares of stock, n i person or by proxy, n i accordance with the n i structions on the reverse side at the 2011 Annual Meeting and any adjournments thereof and in its dis cretion upon any other matters that may properly come before the 2011 Annual Meeting. The terms of each pla n provide that shares for which no voting in structio ns are received wil be voted in the same proportion as shares are voted for participants who provide voting in structions. The plan trustee wil vote the allocated shares n i each pla n as directed by each participant who provides voting in structions to t i before 11:59 p.m. (Eastern Tim e) on May 13, 2011. The signer hereby revokes all proxies previously giv en by the signer to vote at the 2011 Annual Meeting and any adjournments and acknowledges receipt of Sealed Air Corporation’s Proxy Statement for the 2011 Annual Meeting. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE. Address Change/Comments (Mark the corresponding box on the reverse side) BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250 (Continued and to be marked, dated and signed, on the other side) WO# Fulfillment# 96215 96232

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week. Internet and telephone voting are available through 11:59 p.m. Eastern Time, the day prior to annual meeting date (except see the date on the reverse side for voting with respect to allocated shares held through Sealed Air Corporation’s Profit-Sharing Plan or its 401(k) Thrift Plan). INTERNET http://www.proxyvoting.com/see Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. Sealed Air Corporation OR TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. WO# 96236-bl FOLD AND DETACH HERE The Board of Directors recommends a vote for Proposals 1 through 10 and 12 through 14. Management recommends “1 year” for Proposal 11. If no choice is specified, this proxy when properly signed and returned will be voted FOR Proposals 1 through 10 and 12 through 14 and “1 year” for Proposal 11. Please date and sign and return this proxy promptly. Please mark your votes as indicated in this example X PROPOSALS FOR THE SEALED AIR CORPORATION 2011 ANNUAL MEETING OF STOCKHOLDERS FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 1 YEAR 2 YEARS 3 YEARS ABSTAIN 1. Election of Hank 7. Election of Jacqueline B. 11. Advisory Vote on Frequency Brown as a Director. Kosecoff as a Director. of Future Advisory Votes on Executive Compensation. 2. Election of Michael 8. Election of Kenneth P. Chu as a Director. Manning as a Director. FOR AGAINST ABSTAIN 12. Approval of Amended 2005 3. Election of Lawrence 9. Election of William J. Contingent Stock Plan of Sealed R. Codey as a Director. Marino as a Director. Air Corporation. 4. Election of Patrick Duff 10. Advisory Vote on 13. Approval of Amended Sealed Air as a Director. Executive Corporation 2002 Stock Plan for Compensation. Non-Employee Directors. 5. Election of T. J. Dermot 14. Ratification of the appointment of Dunphy as a Director. KPMG LLP as the independent auditor for the year ending 6. Election of William V. December 31, 2011. Hickey as a Director. In accordance with the Proxy Committee’s discretion, upon such other matters as may properly come before the meeting. PLEASE MARK THIS BOX IF YOU PLAN TO ATTEND THE ANNUAL MEETING. Mark Here for Address Change or Comments SEE REVERSE NOTE: Please sign EXACTLY as name appears above. When signing on behalf of a corporation, estate, trust or other stockholder, please give its full name and state your full title or capacity or otherwise indicate that you are authorized to sign. Signature Signature Date

YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING! You can now access your SEALED AIR CORPORATION account online. Access your Seale d Air Corporation stockholder account online via Investor ServiceDir ect® (ISD). The transfer agent for Sealed Air Corporation now makes t i easy and convenient to get current in formation on your stockhold er account. • View account status • View payment history for dividends • View certificate history • Make address changes • View book-entry information • Obtain a dupli cate 1099 tax form • Establish/change your PIN Visit us on the web at www.bnymellon.com/shareowner/equityaccess For Technical Assistance Call 1-877-978-7778 between 9am-7pm Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply o l g on to Investor ServiceDirect® at www.bnymellon.com/shareowner/equityaccess where step-by-step n i structions will prompt you through enrollment. Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 18, 2011 Please note that the Company’s Notice of Annual Meeting of Stockholders, Proxy Statement for the Annual Meeting of Stockholders and 2010 Annual Report are available at http://www.ezodproxy.com/SealedAir/2011/. FOLD AND DETACH HERE SEALED AIR CORPORATION PROXY/VOTING INSTRUCTION CARD FOR 2011 ANNUAL MEETING OF STOCKHOLDERS THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The signer hereby appoints Willia m V. Hickey, David H. Kelsey and H. Katherine White, or a majority of them as shall act (or if only one shall act, then that one) (the “Proxy Committee”), proxie s with power of substitution to act and vote at the Annual Meeting of Stockholders of Sealed Air Corporation (the “2011 Annual Meeting”) to be held at 10:00 a.m., Eastern Time, on May 18, 2011 at the Teaneck Marriott at Glenpointe, 100 Frank W. Burr Boulevard, Teaneck, New Jersey 07666 and at any adjo urnments thereof. The Proxy Committee is dir ected to vote as n i dic ated on the reverse side and in their discretio n upon any other matters that may properly come before the 2011 Annual Meeting. If the signer is a partic ipant in Sealed Air Corporation’s Profit-Sharing Pla n or it s 401(k) Thrift Plan and has stock of Sealed Air Corporation al ocated to his or her account, the signer instructs the trustee of such plan to vote such shares of stock, n i person or by proxy, n i accordance with the n i structions on the reverse side at the 2011 Annual Meeting and any adjournments thereof and in it s dis cretion upon any other matters that may properly come before the 2011 Annual Meeting. The terms of each plan provide that shares for which no voting instructions are received wil be voted in the same proportion as shares are voted for participants who provide voting in structions. The plan trustee will vote the allocated shares in each pla n as directed by each participant who provides voting in structions to t i before 11:59 p.m. (Eastern Time) on May 13, 2011. The signer hereby revokes al proxie s previously given by the signer to vote at the 2011 Annual Meeting and any adjournments and acknowledges receipt of Sealed Air Corporation’s Proxy Statement for the 2011 Annual Meeting. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE. Address Change/Comments (Mark the corresponding box on the reverse side) BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250 (Continued and to be marked, dated and signed, on the other side) WO# 96236-bl

Sealed Air Corporation WO# 96281 FOLD AND DETACH HERE The Board of Directors recommends a vote for Proposals 1 through 10 and 12 through 14. Management recommends “1 year” for Proposal 11. If no choice is specified, this proxy when properly signed and returned will be voted FOR Proposals 1 through 10 and 12 through 14 and “1 year” for Proposal 11. Please date and sign and return this proxy promptly. Please mark your votes as n i dic ated n i this example X PROPOSALS FOR THE SEALED AIR CORPORATION 2011 ANNUAL MEETING OF STOCKHOLDERS FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 1 YEAR 2 YEARS 3 YEARS ABSTAIN 1. Ele ction of Hank 7. Ele ction of Jacqueline B. 11. Advisory Vote on Frequency Brown as a Director. Kosecoff as a Director. of Future Advisory Votes on Executiv e Compensatio n. 2. Election of Mic hael 8. Election of Kenneth P. Chu as a Director. Mannin g as a Director. FOR AGAINST ABSTAIN 12. Approval of Amended 2005 3. Election of Lawrence 9. Election of Wil liam J. Contingent Stock Pla n of Sealed R. Codey as a Director. Marin o as a Director. Air Corporation. 4. Election of Patrick Duff 10. Advisory Vote on 13. Approval of Amended Sealed Air as a Dir ector. Executiv e Corporatio n 2002 Stock Plan for Compensatio n. Non-Employee Directors. 5. Election of T. J. Dermot 14. Ratific atio n of the appoin tment of Dunphy as a Director. KPMG LLP as the n i dependent auditor for the year ending 6. Ele ction of Willi am V. December 31, 2011. Hickey as a Director. In accordance with the Proxy Commit tee’s discretion, upon such other matters as may properly come before the meeting. PLEASE MARK THIS BOX IF YOU PLAN TO ATTEND THE ANNUAL MEETING. Mark Here for Address Change or Comments SEE REVERSE NOTE: Please sign EXACTLY as name appears above. When signing on behalf of a corporation, estate, trust or other stockholder, please give its full name and state your full title or capacity or otherwise indicate that you are authorized to sign. Signature Signature Date

Please note that Internet and telephone voting is not available to stockholders who have not exchanged their W. R. Grace & Co. (“Old Grace”) shares is sued prio r to March 31, 1998 (Cusip #383911 10 4) for shares of Sealed Air Corporation. You may vote those shares using the attached proxy card. To vote please mark, date and sign your proxy card and return t i in the enclosed postage-paid envelope. For in formation regarding the exchange of Old Grace shares, please contact our Stock Transfer Agent, BNY Mello n Shareowner Services. Their contact in formatio n is lo cated on the n i side back cover of the enclosed Sealed Air Corporation 2010 Annual Report to Stockholders. Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 18, 2011 Please note that the Company’s Notice of Annual Meeting of Stockholders, Proxy Statement for the Annual Meeting of Stockholders and 2010 Annual Report are availa ble at http://www.ezodproxy.com/sealedair/2011/. FOLD AND DETACH HERE SEALED AIR CORPORATION PROXY/VOTING INSTRUCTION CARD FOR 2011 ANNUAL MEETING OF STOCKHOLDERS THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The signer hereby appoints Wil iam V. Hickey, David H. Kelsey and H. Katherine White, or a majority of them as shall act (or if only one shal act, then that one) (the “Proxy Committee”), proxie s with power of substitution to act and vote at the Annual Meeting of Stockholders of Sealed Air Corporation (the “2011 Annual Meeting”) to be held at 10:00 a.m., Eastern Time, on May 18, 2011 at the Teaneck Marriott at Glenpointe, 100 Frank W. Burr Boulevard, Teaneck, New Jersey 07666 and at any adjournments thereof. The Proxy Committee is dir ected to vote as in dic ated on the reverse side and n i their discretio n upon any other matters that may properly come before the 2011 Annual Meeting. If the signer is a partic ipant in Sealed Air Corporation’s Profit-Sharing Plan or it s 401(k) Thrift Plan and has stock of Sealed Air Corporation al ocated to his or her account, the signer instructs the trustee of such plan to vote such shares of stock, n i person or by proxy, n i accordance with the n i structions on the reverse side at the 2011 Annual Meeting and any adjo urnments thereof and n i it s dis cretion upon any other matters that may properly come before the 2011 Annual Meeting. The terms of each plan provide that shares for which no voting instructions are receiv ed will be voted n i the same proportion as shares are voted for participants who provide voting n i structions. The plan trustee wil vote the allocated shares n i each pla n as directed by each participant who provides voting n i structions to it before 11:59 p.m. (Eastern Time) on May 13, 2011. The signer hereby revokes all proxies previously given by the signer to vote at the 2011 Annual Meeting and any adjournments and acknowledges receip t of Sealed Air Corporation’s Proxy Statement for the 2011 Annual Meeting. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE. Address Change/Comments (Mark the corresponding box on the reverse side) BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250 (Continued and to be marked, dated and signed, on the other side) WO# 96281